AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON AUGUST 7, 2020

1933 Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933	/X/

Pre-Effective Amendment No.

Post-Effective Amendment No.

SIREN ETF TRUST

(Exact Name of Registrant as Specified in Charter)

2600 Philmont Avenue, Suite 215

Huntingdon Valley, Pennsylvania 19006

(Address of Principal Executive Offices, Zip Code)

(215) 914-1970

(Registrant’s Telephone Number)

Scott Freeze

c/o SRN Advisors, LLC

2600 Philmont Avenue, Suite 215

Huntingdon Valley, Pennsylvania 19006

(Name and Address of Agent for Service)

Copy to:

David W. Freese, Esquire

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

Title of Securities being Registered: Shares of the Siren DIVCON Leaders Dividend ETF, Siren DIVCON Dividend Defender ETF and Siren Nasdaq NexGen Economy ETF.

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

No filing fee is required under the Securities Act of 1933, as amended, because an indefinite number of shares of beneficial interest have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on September 6, 2020 pursuant to Rule 488 under the Securities Act of 1933, as amended.

Dear Shareholder:

We are pleased to invite you to a joint special meeting of shareholders of the Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF and Reality Shares Nasdaq NexGen Economy ETF (each, a “Target Fund” and collectively, the “Target Funds”), each a series of Reality Shares ETF Trust (the “Target Trust”) scheduled for [Thursday, October 15], 2020 at 1:00 p.m., Eastern Time. The purpose of the meeting is to vote on an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization (each, a “Reorganization” and collectively, the “Reorganizations”) of each Target Fund into and with a corresponding newly-created exchange-traded fund (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) of Siren ETF Trust (the “Acquiring Trust”), which will be sponsored and managed by SRN Advisors, LLC (“SRN”).

Pursuant to the Agreement, each Target Fund will transfer all of its assets to the corresponding Acquiring Fund set forth in the chart below in exchange for shares of the Acquiring Fund and cash, if any, having an aggregate net asset value equal to the value of the Target Fund’s net assets, and the assumption by the Acquiring Fund of all of the corresponding Target Fund’s liabilities. Each shareholder of the Target Fund will then receive shares of the corresponding Acquiring Fund having a total net asset value that is equal to the value of the shares of the Target Fund owned by such shareholder immediately prior to the Reorganization. Following the Reorganizations, each Target Fund will cease operations and be terminated as a series of the Target Trust. Each Reorganization is anticipated to be a tax-free transaction for federal income tax purposes; however, shareholders of the Target Funds should consult their own tax advisers regarding the tax treatment and implications of the Reorganizations in light of their individual circumstances. If shareholders of a Target Fund approve its Reorganization, and all other closing conditions are met, the Reorganization is expected to take effect on or about [Monday, October 26, 2020].

Target Fund	Acquiring Fund
Reality Shares DIVCON Leaders Dividend ETF	Siren DIVCON Leaders Dividend ETF
Reality Shares DIVCON Dividend Defender ETF	Siren DIVCON Dividend Defender ETF
Reality Shares Nasdaq NexGen Economy ETF	Siren Nasdaq NexGen Economy ETF

The Board of Trustees of the Target Trust, after careful consideration, determined that the proposed Reorganizations are in the best interests of the Target Funds and approved the Reorganizations. The Board of Trustees of the Target Trust, therefore, recommends that shareholders of the Target Funds approve the Reorganizations.

Due to the coronavirus (COVID-19) pandemic and for the well-being of our shareholders, employees and community, we will conduct the Special Meeting both via audio teleconference and in person. Any shareholder, who owned shares of the Target Fund as of August 14, 2020 (the “Record Date”), wishing to participate in the Special Meeting telephonically may do so by emailing the Target Fund’s proxy solicitor, AST Fund Solutions (“AST”) at attendameeting@astfinancial.com no later than [2:00 p.m.] Eastern Time on [____], 2020 to register. Detailed registration and voting instructions are set forth in the enclosed Combined Proxy Statement and Prospectus.

If you require additional information regarding the Reorganizations or proxy materials cards, you may contact AST at (800) 207-3156 (toll-free). Representatives are available Monday through Friday, 9:00 a.m. Eastern time to 10:00 p.m. Eastern time.

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The enclosed Combined Proxy Statement and Prospectus provides you with important information relating to the Reorganizations, the Acquiring Funds, and SRN among other matters, and we encourage you to review the information carefully before voting.

While you are, of course, welcome to join us at the meeting, we urge you to vote by phone, on the internet or by mail today so that the maximum number of shares may be voted. In the event that insufficient votes are received from shareholders, the meeting may be adjourned or postponed to permit further solicitation of proxies.

Your vote is important to us. Thank you for taking the time to consider this important proposal and for your continuing investment.

/s/ Eric Ervin
Eric Ervin
President

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Reality Shares ETF Trust

402 West Broadway, Suite 2800

San Diego, CA 92101

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

REALITY SHARES DIVCON LEADERS DIVIDEND ETF

REALITY SHARES DIVCON DIVIDEND DEFENDER ETF

REALITY SHARES NASDAQ NEXGEN ECONOMY ETF

To Be Held on [Thursday, October 15], 2020

A joint special meeting (the “Meeting”) of the shareholders of the Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF and Reality Shares Nasdaq NexGen Economy ETF (each, a “Target Fund” and collectively, the “Target Funds”), each a series of Reality Shares ETF Trust (the “Target Trust”) will be held on [Thursday, October 15], 2020 at 1:00 p.m., Eastern Time, telephonically and at the offices of Reality Shares ETF Trust, 402 West Broadway, Suite 2800, San Diego, CA 92101 to vote on the proposals set forth below (each, a “Proposal,” and together, the “Proposals”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof. Due to the coronavirus (COVID-19) pandemic and for the well-being of our shareholders, employees and community, we will conduct the Special Meeting both via audio teleconference and in person. Any shareholder, who owned shares of the Target Fund as of August 14, 2020 (the “Record Date”), wishing to participate in the Special Meeting telephonically may do so by emailing the Target Fund’s proxy solicitor, AST Fund Solutions (“AST”) at attendameeting@astfinancial.com no later than [2:00 p.m.] Eastern Time on [ ], 2020 to register.

Proposal 1: Reality Shares DIVCON Leaders Dividend ETF Reorganization

To approve an Agreement and Plan of Reorganization between the Target Trust, on behalf of the Reality Shares DIVCON Leaders Dividend ETF (the “Target Leaders Fund”), and the Acquiring Trust, on behalf of the Siren DIVCON Leaders Dividend ETF (the “Acquiring Leaders Fund”), a newly created series of the Acquiring Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Leaders Fund by the Acquiring Leaders Fund in exchange for shares of the Acquiring Leaders Fund and cash, if necessary; (b) the distribution of such shares to the shareholders of the Target Leaders Fund; and (c) the subsequent liquidation and termination of the Target Leaders Fund.

Proposal 2: Reality Shares DIVCON Dividend Defender ETF Reorganization

To approve an Agreement and Plan of Reorganization between the Target Trust, on behalf of the Reality Shares DIVCON Dividend Defender ETF (the “Target Defender Fund”), and the Acquiring Trust, on behalf of the Siren DIVCON Dividend Defender ETF (the “Acquiring Defender Fund”), a newly created series of the Acquiring Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Defender Fund by the Acquiring Defender Fund in exchange for shares of the Acquiring Defender Fund and cash, if necessary; (b) the distribution of such shares to the shareholders of the Target Defender Fund; and (c) the subsequent liquidation and termination of the Target Defender Fund.

Proposal 3: Reality Shares Nasdaq NexGen Economy ETF Reorganization

To approve an Agreement and Plan of Reorganization between the Target Trust, on behalf of the Reality Shares Nasdaq NexGen Economy ETF (the “Target NexGen Fund”), and the Acquiring Trust, on behalf of the Siren Nasdaq NexGen Economy ETF (the “Acquiring NexGen Fund”), a newly created series of the Acquiring Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target NexGen Fund by the Acquiring NexGen Fund in exchange for shares of the Acquiring NexGen Fund and cash, if necessary; (b) the distribution of such shares to the shareholders of the Target NexGen Fund; and (c) the subsequent liquidation and termination of the Target NexGen Fund.

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Shareholders of each Target Fund will vote separately on each Proposal, as shown below:

Target Fund	Acquiring Fund	Proposal #
Reality Shares DIVCON Leaders Dividend ETF	Siren DIVCON Leaders Dividend ETF	1
Reality Shares DIVCON Dividend Defender ETF	Siren DIVCON Dividend Defender ETF	2
Reality Shares Nasdaq NexGen Economy ETF	Siren Nasdaq NexGen Economy ETF	3

The approval of one Reorganization is not contingent upon the approval of any other Reorganization.

Target Fund shareholders of record as of the close of business on [August 14], 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting.

The Board of Trustees of the Target Trust (the “Target Trust Board”) requests that you vote your shares by completing the enclosed proxy card or by voting by telephone or via the internet using the instructions on the proxy card. If you are voting by mail, please sign and promptly return the proxy card regardless of the number of shares owned.The Target Trust Board recommends that shareholders of the Target Funds vote “FOR” the Proposals as described in the accompanying Combined Proxy Statement and Prospectus.

If sufficient votes to approve a Proposal are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned or postponed to permit further solicitations of proxies.

By order of the Board of Trustees,

/s/ Eric Ervin

Eric Ervin
President of Reality Shares ETF Trust

[September 15], 2020

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Reality Shares DIVCON Leaders Dividend ETF

Reality Shares DIVCON Dividend Defender ETF

and

Reality Shares Nasdaq NexGen Economy ETF,

each a series of

Reality Shares ETF Trust

402 West Broadway, Suite 2800

San Diego, CA 92101

(619) 487-1445

Siren DIVCON Leaders Dividend ETF

Siren DIVCON Dividend Defender ETF

and

Siren Nasdaq NexGen Economy ETF,

each a series of

Siren ETF Trust

2600 Philmont Avenue, Suite 215

Huntingdon Valley, PA 19006

(215) 914-1970

COMBINED PROXY STATEMENT AND PROSPECTUS

[September 15], 2020

Introduction

This Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) contains information that shareholders of the Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF, and Reality Shares Nasdaq NexGen Economy ETF (each, a “Target Fund” and collectively, the “Target Funds”), each a series of Reality Shares ETF Trust (the “Target Trust”), should review before voting on the proposed reorganizations that are described herein (each, a “Reorganization,” and collectively, the “Reorganizations”), and should be retained for future reference. This document is both the proxy statement of the Target Funds and also a prospectus for the Siren DIVCON Leaders Dividend ETF, Siren DIVCON Dividend Defender ETF and Siren Nasdaq NexGen Economy ETF (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), each a newly created series of Siren ETF Trust (the “Acquiring Trust”). The Target Funds and the Acquiring Funds (each a “Fund” and collectively, the “Funds”) are each series of registered open-end management investment companies.

The Reorganizations will be effected pursuant to an Agreement and Plan of Reorganization (the “Agreement”). Pursuant to the Agreement, each Target Fund will transfer all of its assets to the corresponding Acquiring Fund set forth in the chart below in exchange for shares of the Acquiring Fund (“Acquiring Fund Shares”) and cash, if any, having an aggregate net asset value equal to the value of the Target Fund’s net assets, and the assumption by the Acquiring Fund of all of the corresponding Target Fund’s liabilities. Each shareholder of the Target Fund will then receive shares of the corresponding Acquiring Fund having a total net asset value that is equal to the value of the shares of the Target Fund owned by such shareholder immediately prior to the Reorganization. Following the Reorganizations, each Target Fund will cease operations and be terminated as a series of the Target Trust. Each Reorganization is anticipated to be a tax-free transaction for federal income tax purposes; however, Target Fund shareholders should consult their own tax advisers regarding the tax treatment and implications of the Reorganizations in light of their individual circumstances. For more detailed information about the federal income tax consequences of each Reorganization, please refer to the section titled “Federal Income Tax Considerations” below. If shareholders of a Target Fund approve its Reorganization, and all other closing conditions are met, the Reorganization is expected to take effect on or about [Monday, October 26, 2020].

Target Fund	Acquiring Fund
Reality Shares DIVCON Leaders Dividend ETF	Siren DIVCON Leaders Dividend ETF
Reality Shares DIVCON Dividend Defender ETF	Siren DIVCON Dividend Defender ETF
Reality Shares Nasdaq NexGen Economy ETF	Siren Nasdaq NexGen Economy ETF

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A joint special meeting of the shareholders of the Target Funds (the “Meeting”) will be held telephonically and at the offices of Reality Shares ETF Trust, 402 West Broadway, Suite 2800, San Diego, CA 92101 on Thursday, [October 15], 2020 at 1:00 p.m., Eastern Time. Due to the coronavirus (COVID-19) pandemic and for the well-being of our shareholders, employees and community, we will conduct the Special Meeting both via audio teleconference and in person. Any shareholder, who owned shares of the Target Fund as of August 14, 2020 (the “Record Date”), wishing to participate in the Special Meeting telephonically may do so by emailing the Target Fund’s proxy solicitor, AST Fund Solutions (“AST”) at attendameeting@astfinancial.com no later than [2:00 p.m.] Eastern Time on [____], 2020 to register.

At the Meeting, shareholders of the Target Funds will be asked to consider the following proposals relating to the Reorganizations (each, a “Proposal,” and collectively, the “Proposals”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

Proposal 1: Reality Shares DIVCON Leaders Dividend ETF Reorganization

To approve an Agreement and Plan of Reorganization between the Target Trust, on behalf of the Reality Shares DIVCON Leaders Dividend ETF (the “Target Leaders Fund”), and the Acquiring Trust, on behalf of the Siren DIVCON Leaders Dividend ETF (the “Acquiring Leaders Fund”), a newly created series of the Acquiring Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Leaders Fund by the Acquiring Leaders Fund in exchange for shares of the Acquiring Leaders Fund and cash, if necessary; (b) the subsequent distribution of such shares to the shareholders of the Target Leaders Fund; and (c) the liquidation and termination of the Target Leaders Fund.

Proposal 2: Reality Shares DIVCON Dividend Defender ETF Reorganization

To approve an Agreement and Plan of Reorganization between the Target Trust, on behalf of the Reality Shares DIVCON Dividend Defender ETF (the “Target Defender Fund”), and the Acquiring Trust, on behalf of the Siren DIVCON Dividend Defender ETF (the “Acquiring Defender Fund”), a newly created series of the Acquiring Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Defender Fund by the Acquiring Defender Fund in exchange for shares of the Acquiring Defender Fund and cash, if necessary; (b) the subsequent distribution of such shares to the shareholders of the Target Defender Fund; and (c) the liquidation and termination of the Target Defender Fund.

Proposal 3: Reality Shares Nasdaq NexGen Economy ETF Reorganization

To approve an Agreement and Plan of Reorganization between the Target Trust, on behalf of the Reality Shares Nasdaq NexGen Economy ETF (the “Target NexGen Fund”), and the Acquiring Trust, on behalf of the Siren Nasdaq NexGen Economy ETF (the “Acquiring NexGen Fund”), a newly created series of the Acquiring Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target NexGen Fund by the Acquiring NexGen Fund in exchange for shares of the Acquiring NexGen Fund and cash, if necessary; (b) the subsequent distribution of such shares to the shareholders of the Target NexGen Fund; and (c) the liquidation and termination of the Target NexGen Fund.

Shareholders of each Target Fund will vote separately on each Proposal, as shown below:

Target Fund	Acquiring Fund	Proposal #
Reality Shares DIVCON Leaders Dividend ETF	Siren DIVCON Leaders Dividend ETF	1
Reality Shares DIVCON Dividend Defender ETF	Siren DIVCON Dividend Defender ETF	2
Reality Shares Nasdaq NexGen Economy ETF	Siren Nasdaq NexGen Economy ETF	3

The approval of one Reorganization is not contingent upon the approval of any other Reorganization.

The total net asset value of shares of the Acquiring Fund (“Acquiring Fund Shares”) that you will receive in a Reorganization will be the same as the total net asset value of your Target Fund shares immediately prior to the Reorganization. Each Reorganization is anticipated to be a tax-free transaction for federal income tax purposes. For more detailed information about the federal income tax consequences of each Reorganization, please refer to the section titled “Federal Income Tax Considerations” below.

The Board of Trustees of the Target Trust (the “Target Trust Board”) has fixed the close of business on the Record Date for the determination of Target Fund shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders of each Target Fund on the Record Date will be entitled to one vote for each share of the Target Fund held. This Proxy Statement/Prospectus, the enclosed Notice of Joint Special Meeting of Shareholders, and the enclosed proxy card will be mailed on or about Tuesday, September 15, 2020, to all shareholders eligible to vote on the Proposals.

The Target Trust Board has approved the Agreement and has determined that each Reorganization is in the best interests of the Target Fund. Accordingly, the Target Trust Board recommends that shareholders vote “FOR” the Proposals. If shareholders of a Target Fund do not approve its Reorganization, the Target Trust Board will consider what further action is appropriate for the Target Fund, including liquidation of the Target Fund.

Additional information about the Target Funds is available in the following:

1.	Summary Prospectuses dated February 28, 2020 for each of the Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF and Reality Shares Nasdaq NexGen Economy ETF (“Target Funds Summary Prospectuses”);
2.	Prospectus dated February 28, 2020 for the Target Funds, as supplemented (“Target Funds Prospectus”);
3.	Statement of Additional Information dated February 28, 2020 for the Target Funds, as supplemented (“Target Funds SAI”);
4.	The audited financial statements and related report of the independent registered public accounting firm included in each Target Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2019 (“Target Funds Annual Report”); and
5.	The unaudited financial statements included in each Target Fund’s Semi-Annual Report to shareholders for the fiscal period ended April 30, 2020 (“Target Funds Semi-Annual Report”).

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”). The Target Funds Prospectus is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. The SAI to this Proxy Statement/Prospectus (“Merger SAI”) also is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. The Target Funds Summary Prospectus, the Target Funds Annual Report and Target Funds Semi-Annual Report have previously been delivered to shareholders. The Target Funds Prospectus, Target Funds SAI, Target Funds Annual Report and Target Funds Semi-Annual Report are available on the Target Funds’ website at www.realityshares.com. Copies of these documents are also available at no cost by calling (619) 487-1445 or writing to the Target Funds at Reality Shares ETF Trust, 402 West Broadway, Suite 2800, San Diego, CA 92101. Copies of the Merger SAI are available at no charge by writing to the Acquiring Funds at 2600 Philmont Avenue, Suite 215, Huntingdon Valley, PA 19006, or by calling (215) 914-1970.

The file number for the Target Fund documents listed above is 333-235544. The file number for the Merger SAI is [____].

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense. You may lose money by investing in the Funds.

Page
SUMMARY OF KEY INFORMATION	[___]
ADDITIONAL INFORMATION ABOUT THE FUNDS	[___]
THE PROPOSED REORGANIZATIONS	[___]
VOTING INFORMATION	[___]
OTHER MATTERS	[___]
Exhibits	[___]
EXHIBIT A Additional Information about the Acquiring Funds	[___]
EXHIBIT B Form of Agreement and Plan of Reorganization	[___]
EXHIBIT C Ownership of the Target Funds	[___]

No dealer, salesperson or any other person has been authorized to give any information or to make any representations regarding the Reorganizations other than those contained in this Proxy Statement/Prospectus or related solicitation materials on file with the SEC, and you should not rely on such other information or representations.

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SUMMARY OF KEY INFORMATION

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, in the Agreement, in the Target Funds Prospectus and/or in the Target Funds SAI. Shareholders should read the entire Proxy Statement/Prospectus, the Agreement, the Target Funds Prospectuses, and the Target Funds SAI carefully for more complete information.

Why are you sending me the Proxy Statement/Prospectus?

You are receiving this Proxy Statement/Prospectus because you own shares in a Target Fund as of the Record Date and have the right to vote on the very important Proposal described herein concerning your Target Fund. This Proxy Statement/Prospectus contains information that shareholders of the Target Funds should review before voting on the Proposals.

On what am I being asked to vote?

You are being asked to approve the Reorganization of your Target Fund’s assets into a substantially similar new fund that is part of a different family – the Siren ETF Trust family of funds. Specifically, you are being asked to vote on the approval of the Agreement between your Target Fund and the corresponding Acquiring Fund providing for: (i) the acquisition by the Acquiring Fund of all of the assets of the Target Fund in exchange for shares of the Acquiring Fund (and cash in lieu of fractional shares, if any); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; (iii) the Target Fund’s distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund, in complete liquidation of the Target Fund; and (iv) the dissolution of the Target Fund as soon as practicable after the Reorganization. If shareholders approve the Agreement, you will receive shares in the Acquiring Fund corresponding to the Target Fund in which you hold shares having a total net asset value equal to the total net asset value of your Target Fund shares immediately prior to the Reorganization.

What are the reasons for the proposed Reorganizations?

Reality Shares Advisors, LLC (the “Reality Shares”) serves as the investment adviser of the Target Funds. Reality Shares has determined to reorganize its business to focus its resources on the provision of indices and related development and support services. In connection therewith, Reality Shares plans to wind down its services as an investment adviser to registered investment companies, such as the Target Funds. After considering various alternatives, Reality Shares and the Target Trust Board both determined that the proposed Reorganizations are in the best interests of the Target Fund shareholders as they will provide them with investment continuity in the form of substantially similar ETFs that will be managed and sponsored by SRN, which is committed to supporting the continued growth of the Siren ETF Trust family of funds.

Has the Target Trust Board approved the Reorganizations?

Yes. The Target Trust Board has carefully considered the proposed Reorganizations, including the information gathered from its due diligence of SRN, the Siren ETF Trust, including each Acquiring Fund, and its other service providers. The Target Trust Board unanimously approved the Agreement and the Reorganizations. The Target Trust Board recommends that shareholders of the Target Funds vote “FOR” the Proposals.

What effect will the Reorganizations have on me as a shareholder?

Immediately after the Reorganization of your Target Fund, you will hold shares of the corresponding Acquiring Fund having a total net asset value equal to the total net asset value of your Target Fund shares immediately prior to the Reorganization. The similarities and principal differences between each Target Fund and its corresponding Acquiring Fund are described below and in this Proxy Statement/Prospectus. Each Reorganization is anticipated to be a tax-free transaction for federal income tax purposes; however, Target Fund shareholders should consult their own tax advisers regarding the tax treatment and implications of the Reorganizations in light of their individual circumstances.

How do the Funds’ investment objectives, principal investment strategies and principal risks compare?

Each Fund has an investment objective to seek to track the performance, before fees and expenses, of an underlying index. Each Acquiring Fund’s underlying index (each, an “Acquiring Fund Index”) is the same in all material respects as the underlying index of its corresponding Target Fund (each, a “Target Fund Index” and together with each Acquiring Fund Index, the “Indexes”), except that the name of the Acquiring Fund Index is different than the name of the Target Fund Index. Accordingly, each Acquiring Fund has an investment objective that is the same in all material respects as that of its corresponding Target Fund. Reality Shares, Inc. will continue to maintain the Indexes and provide Index support to the Acquiring Funds in the same manner it has since the inception of the Target Funds, and has no intention of changing the Index strategies or methodologies. The only anticipated change between the Acquiring Fund Indexes and the Target Fund Indexes will be the names of the Indexes.

Each Acquiring Fund also has principal investment strategies and principal risks that are the same in all material respects to those of its corresponding Target Fund. The sections below entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS — Comparison of Investment Objectives, Comparison of Principal Investment Strategies and Comparison of Principal Risks of Investing in the Funds” compare the investment objectives, principal investment strategies and principal risks, respectively, of each Target Fund and its corresponding Acquiring Fund.

How do the Funds’ fees and expenses compare?

Each Acquiring Fund will pay the same investment advisory fee and other operating expenses pursuant to substantially the same terms as is paid currently by its corresponding Target Fund.

Each Target Fund and Acquiring Fund also operate under the same “unitary management fee” arrangement, whereby Reality Shares and SRN pay all expenses of each Target Fund and each Acquiring Fund, respectively, from the management fee it receives, except for specifically excluded expenses. The expenses excluded from each Target Fund’s unitary management fee arrangement are the same as the expenses excluded from its corresponding Acquiring Fund’s unitary management fee arrangement.

With respect to the Target Defender Fund, Reality Shares has contractually agreed to reduce fees and reimburse its expenses to the extent necessary to keep aggregate interest expenses on securities sold short from exceeding 0.10% of the average daily net assets of the Target Defender Fund until February 28, 2021 (the “Expense Limitation”). SRN has agreed to enter into an expense limitation agreement with respect to the Acquiring Defender Fund that is identical to the Expense Limitation in all material respects, except that it will remain in place until the date that is two years from the date of the Closing of the Reorganization.

Unlike the Target Trust Board, the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”) has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (a “Rule 12b-1 Plan”). Under the Rule 12b-1 Plan, each Acquiring Fund is authorized to pay fees in connection with the sale and distribution of the Acquiring Fund’s shares in an amount up to 0.25% of the Acquiring Fund’s average daily net assets each year. The Acquiring Funds have no present intention of implementing such payments and any such implementation would require prior approval by the Acquiring Trust Board. Because these fees would be paid out of an Acquiring Fund’s assets on an ongoing basis, if payments are made in the future, these fees will increase the cost of your investment in an Acquiring Fund and may cost you more over time.

The section below entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS - Comparison of Fees and Expenses” provides additional information on each Fund’s fees and expenses.

How do the performance records of the Funds compare?

If the Reorganizations are approved, each Acquiring Fund will assume the performance history of its corresponding Target Fund. The Acquiring Funds do not have separate performance histories because they have not yet commenced operations. The Target Funds’ past performance is no guarantee of the future performance of the Acquiring Funds. Moreover, while each Acquiring Fund will seek to track an Index that is same in all material respects as the Index tracked by its corresponding Target Fund, each Acquiring Fund will be managed by a different investment adviser, SRN, as discussed below. For more information about a Target Fund’s performance, see the section below entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS – Comparison of Performance.”

Will my Fund be managed by the same investment adviser and portfolio manager after the Reorganization?

No. Reality Shares serves as the investment adviser of your Target Fund, and Eric Ervin, President of Reality Shares, serves as the portfolio manager of your Target Fund. SRN will serve as the investment adviser of each Acquiring Fund, and Scott Freeze, President of SRN, will serve as the portfolio manager of each Acquiring Fund. The section below entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS - Comparison of Investment Advisers and Portfolio Managers” describes the qualifications of SRN and the professional background of Mr. Freeze.

How do the Funds’ other principal service providers compare?

The Acquiring Funds’ principal service providers differ from those servicing the Target Funds. The following table identifies the principal service providers for both the Target Funds and the Acquiring Funds:

Service Provider	Target Fund	Acquiring Fund
Distributor:	ALPS Distributors, Inc.	Foreside Financial Services, LLC
Accounting Agent/Administrator:	The Bank of New York Mellon (“BNY Mellon”)	U.S. Bancorp Fund Services, LLC
Transfer Agent:	BNY Mellon	U.S. Bancorp Fund Services, LLC
Custodian:	BNY Mellon	U.S. Bank, N.A.
Independent Registered Public Accounting Firm:	Cohen & Company, Ltd.	BBD, LLP

Will I be able to buy shares of the Funds in the same manner?

Each Fund is an exchanged traded fund (an “ETF”). Accordingly, each Fund will issue shares to (or redeem shares from) certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of shares known as “Creation Units.”

Individual Fund shares may only be purchased and sold on the exchange on which the Fund’s shares are listed (each, an “Exchange”). The shares of each Acquiring Fund will be listed on the NASDAQ Stock Market LLC (“NASDAQ”). Currently, only the shares of the Reality Shares Nasdaq NexGen Economy ETF are listed on NASDAQ. Shares of the Reality Shares DIVCON Leaders Dividend ETF Target and the Reality Shares DIVCON Dividend Defender ETF are listed on the Cboe BZX Exchange, Inc.

Will there be any tax consequences resulting from the Reorganizations?

Each Reorganization is designed to qualify as a tax-free reorganization for federal income tax purposes and each Target Fund anticipates receiving a legal opinion to that effect, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position. This means that the shareholders of each Target Fund will recognize no gain or loss for federal income tax purposes upon the exchange of all of their shares in the Target Fund for shares in the corresponding Acquiring Fund (except for cash received in lieu of fractional shares, if any). Shareholders should consult their tax adviser about state and local tax consequences of the Reorganizations, if any, because the information about tax consequences in this Proxy Statement/Prospectus relates only to the federal income tax consequences of the Reorganizations.

For more detailed information about the federal income tax consequences of the Reorganizations, please refer to the section titled “THE PROPOSED REORGANIZATIONS – Federal Income Tax Considerations” below.

Will my dividends be affected by the Reorganizations?

No. Each Target Fund and its corresponding Acquiring Fund distribute their net investment income, if any, and make distributions of their net realized capital gains, if any, at the same frequency. The Target Leaders Fund, Acquiring Leaders Fund, Target Defender Fund and Acquiring Defender Fund each distributes its net investment income, if any, semi-annually. The Target NexGen Fund and Acquiring NexGen Fund each distributes its net investment income, if any, quarterly. Each Fund makes distributions of its net realized capital gains, if any, annually.

Who will pay the costs of the Reorganizations?

Reality Shares and SRN will pay all of the costs, fees and expenses incurred in connection with each Reorganization.

When are the Reorganizations expected to occur?

If shareholders of the Target Funds approve the Reorganizations and all other closing conditions are met, it is anticipated that the Reorganizations will occur on or around Monday, October 26, 2020.

How do I vote on the Reorganizations?

There are several ways you can vote your shares, including at the Meeting, by mail, by telephone, or via the Internet. If you wish to participate in the Special Meeting telephonically may do so by emailing the Target Fund’s proxy solicitor, AST at attendameeting@astfinancial.com no later than [2:00 p.m.] Eastern Time on [___], 2020 to register. The proxy card that accompanies this Proxy Statement/Prospectus provides detailed instructions on how you may vote your shares. If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the Reorganization of your Target Fund, as recommended by the Target Trust Board, and in their best judgment on other matters.

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You may revoke your proxy and change your vote by:

•	signing a proxy card with a later date and returning it before the polls close at the Meeting,
•	voting by telephone or on the Internet before 1:00 p.m. Eastern time on [Thursday, October 15], 2020, or
•	voting at the Meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). Using these voting methods will help reduce the time and costs associated with this proxy solicitation. If you have questions about attending the Meeting in person, please call or email the Target Fund’s proxy solicitor, AST, at (800) 207-3156 (toll-free) or attendameeting@astfinancial.com.

What will happen if shareholders of a Target Fund do not approve its Reorganization?

If the shareholders of a Target Fund do not approve its Reorganization, the Target Trust Board will consider other possible courses of action for the Target Fund, including liquidation of the Target Fund. If the shareholders of one Target Fund do not approve its Reorganization, it will not prevent the Reorganizations of the other Target Funds, if those Reorganizations are approved by Target Fund shareholders.

What if I do not wish to participate in the Reorganizations?

If you do not wish to have your Target Fund shares exchanged for shares of the corresponding Acquiring Fund, you may sell your shares prior to the consummation of your Target Fund’s Reorganization. If you sell your shares, and if you hold shares in a taxable account, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Where can I find more information about the Funds and the Reorganizations?

Additional information about the Funds can be found in the Target Funds Prospectus, the Target Funds SAI and the Merger SAI. Additional information about the Acquiring Funds can be found in Exhibit A. The remainder of this Proxy Statement/Prospectus contains additional information about the Funds and the Reorganizations. Please read the entire document.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Comparison of Investment Objectives

The investment objective of each Fund is to seek to track the performance, before fees and expenses, of its Index. Each Target Fund Index is the same as the corresponding Acquiring Fund Index, except for the name. Accordingly, the investment objective of each Target Fund and its corresponding Acquiring Fund is the same in all material respects.

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Each Acquiring Fund Index has the same index provider(s) responsible for developing the Index as its corresponding Target Fund. While the Target Leaders Fund’s Index and Target Defender Fund’s Index utilize a calculation agent that is different than the calculation agent utilized by the Acquiring Leaders Fund’s Index and Acquiring Defender Fund’s Index, the Indexes will be calculated in the same manner and the Fund’s do not expect such difference to be material to the operation of the Indexes or the Funds.

Set forth below is each Index, its index provider(s) and calculation agent.

Fund	Index	Index Providers	Calculation Agent
Reality Shares DIVCON Leaders Dividend ETF	Reality Shares DIVCON Leaders Dividend Index	Reality Shares, Inc.	ICE Data Indices, LLC
Siren DIVCON Leaders Dividend ETF	Siren DIVCON Leaders Dividend Index	Reality Shares, Inc.	Reality Shares, Inc.
Reality Shares DIVCON Dividend Defender ETF	Reality Shares DIVCON Dividend Defender Index	Reality Shares, Inc.	ICE Data Indices, LLC
Siren DIVCON Dividend Defender ETF	Siren DIVCON Dividend Defender Index	Reality Shares, Inc.	Reality Shares, Inc.
Reality Shares Nasdaq NexGen Economy ETF	Reality Shares Nasdaq Blockchain Economy Index	Reality Shares, Inc. and Nasdaq, Inc.	Nasdaq, Inc.
Siren Nasdaq NexGen Economy ETF	Siren Nasdaq Blockchain Economy Index	Reality Shares, Inc. and Nasdaq, Inc.	Reality Shares, Inc.

Each Fund’s investment objective is classified as non-fundamental, which means that a Target Fund’s investment objective can be changed by the Target Trust Board without shareholder approval, and an Acquiring Fund’s investment objective can be changed by the Acquiring Trust Board without shareholder approval.

Comparison of Principal Investment Strategies

The principal investment strategies of each Acquiring Fund are the same in all material respects to the principal investment strategies of its corresponding Target Fund. The Target Funds use the Global Industry Classification Standard (“GICS”) to classify the sectors and industries in which the Target Funds invest, while the Acquiring Funds will use the Bloomberg Industry Classification Standard (“BICS”) to classify the sectors and industries in which the Acquiring Funds invest. As a result of this difference in classification methodologies:

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•	The Target Leaders Fund and Target Defender Fund, under GICS, have significant exposure to the Financials sector under GICS, while the Acquiring Leaders Fund and Acquiring Defender Fund, under BICS, will not have such exposure;
•	The Acquiring NexGen Fund, under BICS, will have significant exposure to the Consumer Discretionary sector, while the Target NexGen Fund, under GICS, does not have such exposure; and
•	The Target NexGen Fund, under GICS, is concentrated in the Software & Services Industry, while the Acquiring NexGen Fund, under BICS, will not be so concentrated.

Set forth below are the Funds’ principal investment strategies as described in the prospectus of the Acquiring Funds (the “Acquiring Funds Prospectus”).

Reality Shares DIVCON Leaders Dividend ETF and Siren DIVCON Leaders Dividend ETF

The Fund seeks to track the performance, before fees and expenses, of the Siren DIVCON Leaders Dividend Index. The Index was developed by Reality Shares, Inc. The Index is designed to capitalize on the theory that, over time, companies that consistently grow their dividends tend to have investment returns above overall market returns (each a “Dividend Grower” or “High Quality Company”), and companies that do not grow (or cut) their dividends tend to have investment returns below overall market returns (each a “Dividend Cutter” or “Low Quality Company”). The Index is designed to select the companies that have the highest probability of increasing their dividend in a 12-month period, the High Quality Dividend Growers. These Dividend Growers (or High Quality Companies) are determined by Reality Shares, Inc.’s DIVCON Dividend Health Scoring system, which is a proprietary, rules-based scoring and weighting methodology, and are chosen based on a ranking of each company as determined by its DIVCON Score and DIVCON Rating.

The DIVCON Dividend Health Scoring system begins by identifying the 500 largest U.S. companies based on market capitalization as of the Index reconstitution date and then narrows this universe to those companies that paid an ordinary dividend and announced a future dividend payment during the 12 months preceding such date. The DIVCON Dividend Health Scoring system analyzes seven quantitative factors that Reality Shares, Inc. has determined to be correlated to a company’s likelihood to increase or decrease future dividends, and weights each factor based on its effectiveness in predicting dividend changes to produce a company’s DIVCON Score. After a DIVCON Score is calculated for each company, it is assigned a rating from 1 to 5 according to the DIVCON Rating system: DIVCON 1, DIVCON 2, DIVCON 3, DIVCON 4 and DIVCON 5. Companies in the DIVCON 1 category are those determined most likely to decrease their dividend in the next twelve months. Companies in the DIVCON 5 category are those determined most likely to increase their dividend in the next twelve months. All DIVCON 5 stocks or the 30 stocks with the highest DIVCON Scores, whichever is greater, are selected for inclusion in the Index. Companies are weighted in the index based on their DIVCON Scores, with higher DIVCON Scores weighted more heavily. The Index is reconstituted annually on the first Friday in December. As of the date of this Proxy Statement/Prospectus, the market capitalizations of the 500 largest U.S. companies included in the DIVCON Dividend Health Scoring System ranged from $[____] billion to $[____] trillion.

SRN, the Fund’s investment adviser, employs a passive indexing investment approach. Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in component securities of the Index. The Fund generally uses a “replication” strategy to achieve its investment objective, meaning that it will invest in all of the securities included in the Index. The Fund may, however, use a representative sampling approach to achieve its investment objective when SRN believes it is in the best interest of the Fund, meaning that the Fund may invest in a subset, or “sample,” of the securities included in the Index and whose risk, return and performance characteristics generally match the risk, return and performance characteristics of the Index as a whole

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The Fund seeks to remain fully invested at all times in securities and or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

To the extent the Index has significant exposure to a particular sector or is concentrated in a particular industry, the Fund will necessarily have significant exposure to that sector or be concentrated in that industry. As of the date of this Proxy Statement/Prospectus, the Fund has significant exposure to the Consumer Discretionary, Health Care, Industrials and Technology sectors.

Reality Shares DIVCON Dividend Defender ETF and Siren DIVCON Dividend Defender ETF

The Fund seeks to track the performance, before fees and expenses, of the Siren DIVCON Dividend Defender Index. The Index was developed by Reality Shares, Inc. The Index is designed to capitalize on the theory that, over time, companies that consistently grow their dividends tend to have investment returns above overall market returns (each a “Dividend Grower” or “High Quality Company”), and companies that do not grow (or cut) their dividends tend to have investment returns below overall market returns (each a “Dividend Cutter” or “Low Quality Company”). The Index is designed to select the companies for a long position that have the highest probability of increasing their dividend in a 12-month period, the High Quality Dividend Growers, and select the companies for a short position that have the highest probability of decreasing their dividend in a 12-month period, the Low Quality Dividend Cutters. These Dividend Growers and Dividend Cutters (or High Quality Companies and Low Quality Companies) are determined by Reality Shares, Inc.’s DIVCON Dividend Health Scoring system, which is a proprietary, rules-based scoring and weighting methodology, and are chosen based on a ranking of each company as determined by its DIVCON Score and DIVCON Rating.

The DIVCON Dividend Health Scoring system begins by identifying the 500 largest U.S. companies based on market capitalization as of the Index reconstitution date and then narrows this universe to those companies that paid an ordinary dividend and announced a future dividend payment during the 12 months preceding such date. The DIVCON Dividend Health Scoring system analyzes seven quantitative factors that Reality Shares, Inc. has determined to be correlated to a company’s likelihood to increase or decrease future dividends, and weights each factor based on its effectiveness in predicting dividend changes to produce a company’s DIVCON Score. After a DIVCON Score is calculated for each company, it is assigned a rating from 1 to 5 according to the DIVCON Rating system: DIVCON 1, DIVCON 2, DIVCON 3, DIVCON 4 and DIVCON 5. Companies in the DIVCON 1 category are those determined most likely to decrease their dividend in the next twelve months. Companies in the DIVCON 5 category are those determined most likely to increase their dividend in the next twelve months.

The Index consists of a “Long Portfolio” and a “Short Portfolio” (together a “Long/Short Portfolio”). This Long/Short Portfolio seeks to provide more stable investment returns with lower volatility and lower equity market correlation than a long-only portfolio. The Long Portfolio consists of all DIVCON 5 stocks or the 30 stocks with the highest DIVCON Scores, whichever is greater. All stocks in the Long Portfolio are reflected as long positions in such stocks. The value of the Long Portfolio reflected in the Index is expected to increase if the prices of stocks included in the Long Portfolio increase. The Short Portfolio consists of all DIVCON 1 stocks or the 10 stocks with the lowest DIVCON Scores, whichever is greater. All stocks in the Short Portfolio are reflected as short positions in such stocks. The value of the Short Portfolio reflected in the Index is expected to increase if the prices of stocks included in the Short Portfolio decrease. Companies are weighted in each Portfolio based on their DIVCON Scores. Companies with higher DIVCON Scores are weighted more heavily in the Long Portfolio, and companies with lower DIVCON Scores are weighted more heavily in the Short Portfolio.

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The Index will direct approximately 75% exposure to the Long Portfolio and approximately 25% exposure to the Short Portfolio. The Index is rebalanced at the end of any calendar quarter if the value of the Short Portfolio has increased 10% or more from the last rebalancing date. The Index also is rebalanced if the value of either the sum of or difference between the Long Portfolio and Short Portfolio changes in an amount greater than predetermined levels, effective the next business day. The Index is reconstituted annually on the first Friday in December. As of the date of this Proxy Statement/Prospectus, the market capitalizations of the 500 largest U.S. companies included in the DIVCON Scoring System ranged from $[____] billion to $[____] trillion.

SRN, the Fund’s investment adviser, employs a passive indexing investment approach. Under normal circumstances, at least 80% of the Fund’s assets, including any borrowings for investment purposes, will be invested in component securities of the Index. The Fund generally uses a “replication” strategy to achieve its investment objective, meaning that it will invest in all of the securities included in the Index. The Fund may, however, use a representative sampling approach to achieve its investment objective when SRN believes it is in the best interest of the Fund, meaning that the Fund may invest in a subset, or “sample,” of the securities included in the Index and whose risk, return and performance characteristics generally match the risk, return and performance characteristics of the Index as a whole.

The Fund seeks to remain fully invested at all times in securities and or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. To the extent the Index has significant exposure to a particular sector or is concentrated in a particular industry, the Fund will necessarily have significant exposure to that sector or be concentrated in that industry. As of the date of this Proxy Statement/Prospectus, the Fund has significant exposure to the Consumer Discretionary, Health Care, Industrials and Technology sectors.

Reality Shares Nasdaq NexGen Economy ETF and Siren Nasdaq NexGen Economy ETF

The Fund seeks long-term growth by tracking the investment returns, before fees and expenses, of the Siren Nasdaq Blockchain Economy Index. The Index was developed through a partnership between Reality Shares, Inc. and Nasdaq, Inc.

The Index is designed to measure the returns of companies that are committing material resources to developing, researching, supporting, innovating or utilizing blockchain technology for their proprietary use or for use by others (“Blockchain Companies”). These Blockchain Companies are committing material resources to further the use and deployment of blockchain technology to, for example, streamline the distribution and verification of cross-border payments; more efficiently store and secure cloud-based digital data; facilitate trusted transactions based on data security and privacy; and mitigate risk in supply chain management, among other uses.

Blockchain technology is an emerging technology that is redefining how a record of value is transacted. Blockchain technology seeks to solve transactional challenges of counterparty trust and the need for a central repository or ledger by providing a transparent and secure process to transfer and digitally record information on a shared transaction database through a secure, decentralized, peer-to-peer distributed ledger. In this regard, it is designed to facilitate the transfer of information or property between users such that the transfer is guaranteed to be secure and known to all participants and shared across a distributed network where, once verified, the legitimacy of the transfer cannot be challenged. Blockchain technology may be used to support a vast array of business applications in many different industries and markets, and the extent of its versatility has not yet been fully explored. As a result, the Index may include equity securities of operating companies that focus on or have exposure to a wide variety of industries and countries, including emerging markets.

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The Index universe of Blockchain Companies is identified based on research and analysis conducted by Reality Shares, Inc. and Nasdaq, Inc. The Index universe is then narrowed to include only those Blockchain Companies with market capitalizations greater than $200 million, the shares of which are exchange-traded and have a six-month average daily trading volume greater than $1,000,000 as of the Index’s reconstitution date.

The remaining Blockchain Companies are then ranked to determine the leading Blockchain Companies as measured by their Blockchain Score™ which is a proprietary ranking system developed by Reality Shares, Inc. and Nasdaq, Inc. designed to identify those Blockchain Companies expected to benefit most (e.g., from increased economic profit, operational efficiencies or transformational business practices) from the innovation, adoption, deployment and commercialization of blockchain technology. The 50 to 100 leading Blockchain Companies with the highest Blockchain Scores™ are then selected as the Index constituents. Constituents are weighted in the Index based on their Blockchain Scores™, with Blockchain Companies having higher Blockchain Scores™ weighted more heavily. The Index is reconstituted semi-annually in March and September. As of the date of this Proxy Statement/Prospectus, the Index included companies with a capitalization range of  $[____] million to $[____] trillion.

Under normal circumstances, at least 80% of the Fund’s assets, including any borrowings for investment purposes, will be invested in component securities of the Index. The Fund expects to invest in common stocks, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund does not intend to invest in cryptocurrency directly, but may have indirect exposure to cryptocurrency by virtue of its investments in companies that may use one or more cryptocurrencies, such as in exchange for a company’s goods or services; trade financial instruments that are directly tied to cryptocurrencies; or invest in other companies that interact with cryptocurrency.

The Fund generally uses a “replication” strategy to achieve its investment objective, meaning that it will invest in all of the securities included in the Index in approximately the same proportions as the Index. The Fund may, however, use a representative sampling approach to achieve its investment objective when SRN, the Fund’s investment adviser, believes it is in the best interest of the Fund, meaning that the Fund may invest in a subset, or “sample,” of the securities included in the Index and whose risk, return and performance characteristics generally match the risk, return and performance characteristics of the Index as a whole. SRN expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Index than if it uses a representative sampling strategy.

The Fund seeks to remain fully invested at all times in securities that provide exposure to the Index without regard to market conditions, trends or direction. The Fund is considered to be “non-diversified” under the 1940 Act, and may invest in the securities of fewer issuers than a diversified fund.

To the extent the Index has significant exposure to a particular sector or is concentrated in a particular industry, the Fund will necessarily have significant exposure to that sector or be concentrated in that industry. As of the date of this Proxy Statement/Prospectus, the Fund has significant exposure to the Communications, Consumer Discretionary, Financials and Technology sectors.

Comparison of Principal Risks of Investing in the Funds

The principal risks of each Target Fund are the same in all material respects to the principal risks of its corresponding Acquiring Fund because the principal investment strategies of each Target Fund are the same in all material respects to the principal investment strategies of its corresponding Acquiring Fund. Due to the differences in industry classification methodologies discussed under “ADDITIONAL INFORMATION ABOUT THE FUNDS - Comparison of Principal Investment Strategies” above:

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•	The Acquiring Leaders Fund and Acquiring Defender Fund will not disclose Financials Sector Risk as a principal risk of investing in the Funds, while the Target Leaders Fund and Target Defender Fund do disclose such risk;
•	The Acquiring NexGen Fund will disclose Consumer Discretionary Sector Risk as a principal risk of investing in the Fund, while the Target NexGen Fund does not disclose such risk; and
•	The Acquiring NexGen Fund will not disclose Software &Services Industry Concentration Risk as a principal risk of investing in the Fund, while the Target NexGen Fund does disclose such risk.

Although their principal risks are the same in all material respects, each Target Fund and its corresponding Acquiring Fund use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. Set forth below are the Funds’ principal risks as described in the Acquiring Funds Prospectus.

Reality Shares DIVCON Leaders Dividend ETF and Siren DIVCON Leaders Dividend ETF

There is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC, or any government agency.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Market Trading Risk — The Fund is an ETF, and as with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Fund share typically will approximate its net asset value (“NAV”), there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. Although the Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads. Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). In times of market stress, the Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV.

Index-Related Risk — Errors in index data, index computations and/or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its shareholders and any losses or costs resulting from Index Provider errors will be borne by the Fund and its shareholders.

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Investments in Other ETFs Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities of the ETF, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Passive Strategy Risk — The Fund is not actively managed. Rather, the Fund attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund will hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Quantitative Model Risk — The Index is constructed using a rules-based methodology based on quantitative models developed by Reality Shares, Inc. These quantitative models may be incomplete, flawed or based on inaccurate assumptions and, therefore, may lead to the selection of assets for inclusion in the Index that produce inferior investment returns or provide exposure to greater risk of loss. As a result, the Fund’s performance may be lower or the Fund may be subject to greater risk than if the Index had not been constructed using quantitative modeling because the Fund invests a substantial portion of its assets in the component securities of the Index.

Sector Risk — The Fund is subject to the following Sector Risks:

Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automotive, household durable goods, leisure equipment and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and is also affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.

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Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.

Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods such as aerospace and defense, building projects, electrical equipment and machinery and companies that offer construction and engineering services. It also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services. It also includes companies that provide transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Technology Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Technology Sector. The Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Technology Sector. The prices of the securities of companies operating in the Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.

Tracking Error Risk — Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Index or the costs of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

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Use of Derivatives Risk — Investments in options, swaps, forward contracts and futures contracts are subject to a number of risks, including correlation risk, market risk, leverage risk and liquidity risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the derivative’s underlying reference asset, rate or index. Market risk is described above. Leverage risk is the risk that the use of a derivative will amplify the effects of market volatility on the Fund’s share price or cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations pursuant to the derivative contract. Liquidity risk is the risk that certain instruments may be difficult or impossible to buy or sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. The Fund’s use of forward contracts and swaps is also subject to counterparty credit risk and valuation risk. Counterparty credit risk is the risk that the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these factors could have a negative impact on the Fund’s ability to implement its investment strategy, could cause the Fund to lose money and could have a negative impact on the value of your investment.

Reality Shares DIVCON Dividend Defender ETF and Siren DIVCON Dividend Defender ETF

There is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC, or any government agency.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Market Trading Risk — The Fund is an ETF, and as with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Fund share typically will approximate its net asset value (“NAV”), there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. Although the Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads. Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). In times of market stress, the Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV.

Index-Related Risk — Errors in index data, index computations and/or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its shareholders and any losses or costs resulting from Index Provider errors will be borne by the Fund and its shareholders.

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Investments in Other ETFs Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities of the ETF, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Passive Strategy Risk — The Fund is not actively managed. Rather, the Fund attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund will hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Quantitative Model Risk — The Index is constructed using a rules-based methodology based on quantitative models developed by Reality Shares, Inc. These quantitative models may be incomplete, flawed or based on inaccurate assumptions and, therefore, may lead to the selection of assets for inclusion in the Index that produce inferior investment returns or provide exposure to greater risk of loss. As a result, the Fund’s performance may be lower or the Fund may be subject to greater risk than if the Index had not been constructed using quantitative modeling because the Fund invests a substantial portion of its assets in the component securities of the Index.

Sector Risk — The Fund is subject to the following Sector Risks:

Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automotive, household durable goods, leisure equipment and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and is also affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.

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Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.

Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods such as aerospace and defense, building projects, electrical equipment and machinery and companies that offer construction and engineering services. It also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services. It also includes companies that provide transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Technology Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Technology Sector. The Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Technology Sector. The prices of the securities of companies operating in the Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund that is potentially unlimited. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. There can be no guarantee that a stock included in the Short Portfolio of the Index will be available on the open market for the Fund to sell short. Under these circumstances, the Fund may sell short a different security in order to provide a similar economic effect as if the stock or stocks in the Short Portfolio were available. However, such strategy may not prove successful, and the Fund could experience a loss or its performance could deviate from the performance of the Index.

Tracking Error Risk — Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Index or the costs of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

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Use of Derivatives Risk — Investments in options, swaps, forward contracts and futures contracts are subject to a number of risks, including correlation risk, market risk, leverage risk and liquidity risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the derivative’s underlying reference asset, rate or index. Market risk is described above. Leverage risk is the risk that the use of a derivative will amplify the effects of market volatility on the Fund’s share price or cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations pursuant to the derivative contract. Liquidity risk is the risk that certain instruments may be difficult or impossible to buy or sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. The Fund’s use of forward contracts and swaps is also subject to counterparty credit risk and valuation risk. Counterparty credit risk is the risk that the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these factors could have a negative impact on the Fund’s ability to implement its investment strategy, could cause the Fund to lose money and could have a negative impact on the value of your investment.

Reality Shares Nasdaq NexGen Economy ETF and Siren Nasdaq NexGen Economy ETF

There is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC, or any government agency.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Blockchain Technology Risk — Blockchain technology is a new and developing technology protocol deployed by companies in a manner for optimizing business practices. Blockchain technology is not a product or service with an individually attributable revenue stream. Blockchain technology may never develop optimized transactional processes that lead to increased realized economic returns to any company in which the Fund invests.

Currency Risk — The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar. The Fund also may incur transaction costs in connection with conversions between various currencies.

Depositary Receipt Risk — The Fund may hold the securities of non-U.S. companies in the form of ADRs and GDRs. The underlying securities of the ADRs and GDRs in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the ADRs and GDRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

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Emerging Markets Risk — Certain of the Fund’s investments will expose the Fund’s portfolio to the risks of investing in emerging markets. Emerging markets, which consist of countries with low to middle income economies as classified by the World Bank and less developed or liquid equity markets as determined by the Adviser, can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Market Trading Risk — The Fund is an ETF, and as with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Fund share typically will approximate its net asset value (“NAV”), there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. Although the Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads. Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). In times of market stress, the Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV.

Foreign Issuer Exposure Risk — The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and GDRs, that are indirectly linked to the performance of foreign issuers. The Fund’s exposure to foreign issuers and investments in foreign securities are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

Geographic Concentration Risk — Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds, and risks associated with such countries or geographic regions may negatively affect the Fund. To the extent that the Fund’s investments are concentrated in a particular country or region, the Fund will be susceptible to loss due to adverse market, political, regulatory, and geographic events affecting that country or region. The Fund’s exposure generally will be concentrated in a particular country or region to the same extent as the Index. The Fund anticipates that it will have concentrated investment exposure to the regions listed below.

China. Investments in Chinese issuers are subject to certain additional risks that may adversely impact the Fund’s investments, which include (i) controls placed on currency exchanges by the Chinese government, (ii) Chinese government intervention in the Chinese securities markets, (iii) nationalization or expropriation of assets or imposition of confiscatory taxes, (iv) the discontinuation by the Chinese government for support of economic development programs, (v) limitations on the use of brokers, (vi) higher rates of inflation, (vii) greater political, economic and social unrest or uncertainty, (viii) adverse economic impacts caused by regional territorial conflicts or natural disasters or the potential thereof, (ix) increased trade limitations, (x) restrictions on foreign ownership, and (xi) different and less stringent financial reporting standards.

Europe. The European economy is diverse and includes both large, competitive economies and small, struggling economies. The European economy is vulnerable to decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies. The European financial markets have recently experienced volatility due to concerns about rising government debt levels of several European countries and increased unemployment levels. Economic uncertainty may have an adverse effect on the value of the Fund’s investments.

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In addition, one or more countries may abandon the euro and/ or withdraw from the EU. On June 23, 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (the “EU”) (commonly known as “Brexit”), which led to significant global market volatility, as well as political, economic, and legal uncertainty. On January 31, 2020, the UK left the EU and entered into a transition period scheduled to last until December 31, 2020. There is still considerable uncertainty regarding the potential consequences of Brexit, including with respect to the negotiations of new trade agreements during the transition period and whether Brexit will have a negative impact on the UK, the broader global economy or the value of the British pound sterling. As a result of Brexit, the UK may be less stable than it has been in recent years, and investments in the UK may be difficult to value or subject to greater or more frequent volatility. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while a new relationship between the UK and the EU is defined and the UK determines which EU laws to replace or replicate. Further, Brexit may cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

Japan. The Fund’s investments in Japan are subject to the political, social or economic disruptions that occur in Japan. Japan’s economy is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, government support of the financial services sector, among other troubled sectors, and consistent government policy. Any changes or trends in these economic factors could have a significant impact on Japan’s economy overall and may negatively affect the Fund’s investment.

Index-Related Risk — Errors in index data, index computations and/or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its shareholders and any losses or costs resulting from Index Provider errors will be borne by the Fund and its shareholders.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

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Liquidity Risk —  Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Non-Blockchain Technology Business Line Risk — Blockchain technology is a technology protocol and not a direct product or service that can be bought and sold for profit. All of the companies in the Index are engaged in primary lines of business whose revenue is derived from a product or service that may utilize or otherwise stand to benefit from blockchain technology, but not directly derived from the sale of blockchain technology. As such, financial operating results for each company in which the Fund invests are principally driven by the products and/or services that constitute each such company’s primary business offerings. The Fund invests in companies with the ability to use blockchain technology to develop new business opportunities or make current operations more efficient, thereby affecting future profitability. There can be no assurance that blockchain technology will affect the primary lines of business in the Fund’s portfolio companies to have a positive impact on a company’s financial condition.

Non-Diversification Risk — The Fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the Fund’s invested assets are diversified.

Passive Strategy Risk — The Fund is not actively managed. Rather, the Fund attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund will hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Sector Risk — The Fund is subject to the following Sector Risks:

Communications Sector Risk. Communications Sector Risk is the risk that the securities of, or financial instruments tied to the performance of, issuers in the Communications Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Communications Sector (“Communications Companies”), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communications Sector. The prices of the securities of Communications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Communications Companies in their primary markets.

Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automotive, household durable goods, leisure equipment and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and is also affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.

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Financials Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, thrifts and mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. It also includes Financial Exchanges and Data and Mortgage Real Estate Investment Trusts. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition.

Technology Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Technology Sector. The Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Technology Sector. The prices of the securities of companies operating in the Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.

Small-Capitalization and Mid-Capitalization Securities Risk — The Fund is subject to the risk that small- and mid-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Small- and mid-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. Securities of small- and mid-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small- and mid-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies.

Tracking Error Risk — Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Index or the costs of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

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Valuation Risk — Valuation risk is the risk that a security may be difficult to value and/or valued incorrectly.

Comparison of Fees and Expenses

These tables describe the fees and expense that you may pay if you buy and hold shares of the Funds. Pro Forma fees and expenses, which are the estimated fees and expenses of each Acquiring Fund after giving effect to the Reorganization, assume the Reorganization occurred on October 31, 2019.

Each table and the Example below do not include other fees, such as brokerage commissions, that investors may pay on their purchases and sales of Fund shares. If these other fees were included in the table and the Example, the costs shown would be higher.

Reality Shares DIVCON Leaders Dividend ETF – Siren DIVCON Leaders Dividend ETF

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Target Leaders Fund	Acquiring Leaders Fund
Management Fee	0.43%	0.43%
Other Expenses	0.00%	0.00%[1]
Total Annual Fund Operating Expenses	0.43%	0.43%

[1]	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Target Leaders Fund	$44	$138	$241	$542
Acquiring Leaders Fund	$44	$138	$241	$542

Reality Shares DIVCON Dividend Defender ETF – Siren DIVCON Dividend Defender ETF

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

		Target Defender Fund		Acquiring Defender Fund
Management Fee		0.85%		0.85%
Other Expenses		0.59%		0.59%[1]
	Dividend Expenses on Securities Sold Short[2]		0.59%		0.59%[1]
	Borrowing Expenses on Securities Sold Short[3]		0.00%		0.00%[1]
	Other Operating Expenses		0.00%		0.00%[1]
Total Annual Fund Operating Expenses[4]		1.44%		1.44%

[1]	Based on estimated amounts for the current fiscal year.
[2]	When a cash dividend is declared on a stock the Fund has sold short, the Fund must pay an amount equal to that dividend to the party that lent the stock to the Fund and record the payment of the dividend as an expense.

[3]	The Fund may be charged a fee or receive income on borrowed stock in connection with its short sales. This fee or income is calculated daily, based upon the market value of the borrowed stock and a variable rate that is dependent upon the availability of the stock. A net amount of fees is listed as Borrow Expenses on Securities Sold Short.
[4]	Excluding dividend and borrowing expenses on securities sold short, the Total Annual Fund Operating Expenses are 0.85%.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Target Defender Fund	$147	$456	$787	$1,724
Acquiring Defender Fund	$147	$456	$787	$1,724

Reality Shares Nasdaq NexGen Economy ETF – Siren Nasdaq NexGen Economy ETF

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Target NexGen Fund	Acquiring NexGen Fund
Management Fee	0.68%	0.68%
Other Expenses	0.00%	0.00%[1]
Total Annual Fund Operating Expenses	0.68%	0.68%

[1]	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Target NexGen Fund	$69	$218	$379	$847
Acquiring NexGen Fund	$69	$218	$379	$847

Comparison of Performance

No performance information is included here for the Acquiring Funds because the Acquiring Funds have not yet commenced investment operations. Each Acquiring Fund will assume the performance history of its corresponding Target Fund at the closing of its Reorganization. Performance information for each Target Fund is presented below.

Reality Shares DIVCON Leaders Dividend ETF

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of the Index and a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance for the Fund is available at http://www.realityshares.com.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Best Quarter	Worst Quarter
14.08%	(13.61)%
(03/31/2019)	(12/31/2018)

The performance information shown above is based on a calendar year. The performance of the Target Leaders Fund from 01/01/2020 to 06/30/2020 was 3.75%.

Average Annual Total Returns for Periods Ended December 31, 2019

REALITY SHARES DIVCON LEADERS DIVIDEND ETF	1 Year	Since Inception (01/06/16)
Fund Returns Before Taxes	33.38%	14.24%
Fund Returns After Taxes on Distributions	32.59%	13.74%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	19.72%	11.10%
Reality Shares DIVCON Leaders Dividend Index (reflects no deduction for fees, expenses, or taxes)	34.01%	14.86%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	31.49%	14.86%

Reality Shares DIVCON Dividend Defender ETF

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund’s performance for year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of the Index and a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance for the Fund is available at http://www.realityshares.com.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Best Quarter	Worst Quarter
7.06%	(6.04)%
(03/31/2019)	(12/31/2018)

The performance information shown above is based on a calendar year. The performance of the Target Defender Fund from 01/01/20 to 06/30/20 was 8.68%.

Average Annual Total Returns for Periods Ended December 31, 2019

REALITY SHARES DIVCON DIVIDEND DEFENDER ETF	1 Year	Since Inception (01/14/16)
Fund Returns Before Taxes	18.81%	7.94%
Fund Returns After Taxes on Distributions	18.42%	7.82%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	11.12%	6.16%
Reality Shares DIVCON Dividend Defender Index (reflects no deduction for fees, expenses, or taxes)	19.05%	8.43%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses, or taxes)	10.71%	3.50%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	31.49%	16.82%

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Reality Shares Nasdaq NexGen Economy ETF

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund’s performance for year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of the Index and a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance for the Fund is available at http://www.realityshares.com.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Best Quarter	Worst Quarter
16.84%	(0.49)%
(03/31/2019)	(09/30/2019)

The performance information shown above is based on a calendar year. The performance of the Target NexGen Fund from 01/01/20 to 06/30/20 was 10.54%.

REALITY SHARES NASDAQ NEXGEN ECONOMY ETF	1 Year	Since Inception (01/17/18)
Fund Returns Before Taxes	33.85%	5.11%
Fund Returns After Taxes on Distributions	32.99%	4.68%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	19.99%	3.78%
Reality Shares Nasdaq Blockchain Economy Index (reflects no deduction for fees, expenses, or taxes)	34.68%	5.46%
MSCI ACWI Total Return Index (reflects no deduction for fees, expenses, or taxes)	26.60%	5.02%

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Comparison of Investment Advisers and Portfolio Managers

Each Target Fund has a different investment adviser and portfolio manager than its corresponding Acquiring Fund, as discussed below.

Target Funds

Reality Shares serves as investment adviser of each Target Fund. Reality Shares’ principal place of business is located at 402 West Broadway, Suite 2800, San Diego, California 92101. Reality Shares has served as the investment adviser of the Funds since their inception. Subject to the oversight of the Target Trust Board, Reality Shares is responsible for managing the investment activities of each Fund and each Fund’s business affairs and other administrative matters.

Eric Ervin, President of Reality Shares, serves as portfolio manager to the Target Funds. Prior to founding Reality Shares in 2013, he spent 15 years building the Ervin Miller Group wealth management franchise at Morgan Stanley Smith Barney. Mr. Ervin is a Certified Financial Planner practitioner, and a Chartered Financial Consultant.

Acquiring Funds

SRN serves as the investment adviser to the Acquiring Funds. SRN’s principal place of business is located at 2600 Philmont Avenue, Suite 215, Huntingdon Valley, Pennsylvania 19006. SRN was formed in 2019 and began advising ETFs in 2020 with the launch of the Siren Large Cap Blend Index ETF.

Scott Freeze, President of the Adviser, will serve as portfolio manager of the Acquiring Funds. Mr. Freeze has been involved with ETFs since entering the financial services industry in the 1990s. Prior to founding SRN in 2019, he worked for The Vanguard Group as a Supervisor for Vanguard Brokerage Services before moving to Croix Securities in 2002 to develop an automated trading platform. Mr. Freeze worked at Knight Capital from 2003 to 2005 on the program/ETF desk and Miller Tabak from 2005 to 2008. Mr. Freeze founded Street One Financial in September 2009 to service institutional advisers with their ETF executions.

Comparison of Fundamental and Non-Fundamental Investment Restrictions

Fundamental Policies

The fundamental policies of each Target Fund, except for its policy regarding industry concentration, are identical to the fundamental policies of its corresponding Acquiring Fund. The fundamental policy of each Target Fund with respect to industry concentration is materially the same as the fundamental policy of its corresponding Acquiring Fund, except that the Funds describe such policy differently. Set forth below are the Funds’ fundamental policies as described in the Acquiring Funds’ Statement of Additional Information.

Concentration. Each Fund may not invest more than 25% of its assets in the securities of issuers in any single industry (except to the extent the Fund’s Index also is so concentrated), provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Borrowing. Each Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

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Senior Securities. Each Fund may not issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Lending. Each Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Commodities and Real Estate. Each Fund may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Underwriting. Each Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Diversification. Each of Acquiring Leaders Fund and Acquiring Defender Fund may not, with respect to 75% of the Fund’s total assets, invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund.

Non-Fundamental Policies

Set forth below are the Acquiring Funds’ non-fundamental policies as described in the Acquiring Funds’ Statement of Additional Information and a discussion of any differences between those policies and the corresponding policies of the Target Funds. The Funds do not believe that any such differences are material.

Borrowing. Each Acquiring Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets), provided that investment strategies that either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. There is no material difference between this policy and the corresponding policy of the Target Funds.

Lending. Each Acquiring Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (including the loan collateral) would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements). Each Acquiring Fund’s policy expressly provides that the loan collateral may be included in the Fund’s total assets for purposes of calculating the 33 1/3% limitation, while the corresponding policy of the Target Funds does not. However, this difference in policy is not material because each Target Fund is permitted to include the loan collateral as part of the Fund’s total assets for purposes of calculating the 33 1/3% limitation under applicable SEC staff guidance.

Commodities. Each Acquiring Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities. The corresponding policy of each Target Fund is identical.

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Real Estate. Each Acquiring Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Acquiring Fund from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs). The corresponding policy of each Target Fund is the same, except that such policy also provides that no Target Fund may purchase or sell or invest directly in real estate unless acquired as a result of its ownership in securities or other investments and except pursuant to the exercise of its rights under loan agreements related to its investments or to the extent that its investments in senior loans or bank loans may be considered to be investments in real estate.

Illiquid Securities. The Target Funds have a adopted a non-fundamental policy that no Target Fund may hold illiquid securities in an amount exceeding, in the aggregate, 15% of its net assets. The Acquiring Funds have not adopted such a policy, but are subject to the same 15% limitation on investments in illiquid securities by virtue of Rule 22e-4 under the 1940 Act.

80% Investment Policy. None of the Acquiring Leaders Fund, Acquiring Defender Fund and Acquiring NexGen Fund may change its policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the securities included in its Index without providing its shareholders with 60 days’ prior notice of such change. The corresponding policy of the Target Leaders Fund and Target Defender Fund is the same.

Comparison of Shareholder Rights

Each of the Target Trust and Acquiring Trust are Delaware statutory trusts.

The Target Funds are governed by an Amended and Restated Agreement and Declaration of Trust dated November 7, 2013 (“Target Funds Declaration”), its bylaws and Delaware law. The Acquiring Funds are governed by an Agreement and Declaration of Trust dated December 16, 2019 (“Acquiring Funds Declaration”), its bylaws and Delaware law. Information about the shareholder rights provided for in each Fund’s governing instruments and governing law is provided below.

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Category	Target Funds	Acquiring Funds
Funds may issue shares without shareholder approval	Yes	Same
Amount of Shares each Fund may issue	Unlimited	Same
Preemptive Rights	None	Same
Annual Meetings	Not required	Same
Right to Call Shareholder Meetings

May be called at any time by the Chairman, or President, or by a majority of the Board of Trustees, and shall be called by the Secretary upon written request of the holders of shares entitled to cast not less than ten percent (10%) of all the votes entitled to be cast at such meeting provided that:

(a) Such request shall state the purposes of such meeting and the matters proposed to be acted on.

(b)       The Shareholders requesting such meeting shall have paid to the Trust the reasonable estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such Shareholders. No special meeting need be called upon the request of Shareholders entitled to cast less than a majority of all votes entitled to be cast at such meeting to consider any matter which is substantially the same as a matter voted on at any meeting of the Shareholders held during the preceding twelve months. The foregoing provisions of this section 3, notwithstanding a special meeting of Shareholders shall be called upon the request of the holders of at least ten percent of the votes entitled to be cast for the purpose of consideration of the removal of a Trustee from office as provided in section 16(c) of the 1940 Act.

Shall be called by the Secretary whenever ordered by (i) a majority of Trustees then in office, (ii) the Chair or (iii) the President. Meetings of the Shareholders of the Trust or of any Series or Class shall also be called by the Secretary upon the order of the Trustees upon the written request of the Shareholders holding Shares representing in the aggregate not less than a majority of the voting power of the Outstanding Shares entitled to vote on the matters specified in such written request provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the Shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such Shareholders. No special meeting need be called upon the request of Shareholders entitled to cast less than a majority of all votes entitled to be cast at that meeting to consider any matter which is substantially the same as a matter voted on at any meeting of the Shareholders during the preceding twelve months.
Quorum for Meetings

Except as otherwise provided by the 1940 Act or in the Trust’s Declaration of Trust, at any meeting of Shareholders, the presence in person or by proxy of the holders of record of Shares issued and outstanding and entitled to vote representing more than thirty-three and one-third percent (33 1/3%) of the total combined net asset value of all Shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at the meeting.

If, however, a quorum shall not be present or represented at any meeting of the Shareholders, the holders of a majority of the votes present or in person or by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented to a date not more than 120 days after the original record date or another date and time within a reasonable time after the date set for the original meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

The holders of Outstanding Shares entitled to vote and present in person or by proxy representing one third (33 1/3%) of the voting power of the Trust shall constitute a quorum at any meeting of the Shareholders, except that where pursuant to any provision of law, the Declaration or these By-Laws a vote shall be taken by individual Series or Class then Outstanding Shares entitled to vote and present in person or by proxy representing one third (33 1/3%) of the voting power of that Series or Class shall be necessary to constitute a quorum for the transaction of business by that Series or Class. For the purposes of establishing whether a quorum is present, all Shares present and entitled to vote, including abstentions and broker non-votes, shall be counted.

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Category	Target Funds	Acquiring Funds
Vote Required for Election of Trustees	Plurality of the votes.	Same
Removal of Trustees by Shareholders	By vote of the Shareholders holding a majority of the shares entitled to vote.	Action of at least two-thirds (2/3) of the voting power of the Outstanding Shares.
Personal Liability of Shareholders	No shareholder shall be subject in such capacity to any personal liability whatsoever to any person in connection with the Target Trust’s property or the acts, obligations or affairs of the Target Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law.	No personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series or Class shall attach to any Shareholder or former Shareholder of the Trust.

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Category	Target Funds	Acquiring Funds
Trustee Power to Amend Organizational Documents	Notwithstanding any other provision of the Declaration of Trust and without limiting the power of the Target Trust Board to amend the Declaration of Trust and the Certificate of Trust, the Target Trust Board shall have the power to amend this Declaration of Trust, at any time and from time to time, in such manner as the Target Trust Board may determine in its sole discretion, without the need for shareholder action, so as to add to, delete, replace or otherwise modify any provision relating to the shares contained in the Declaration of Trust; provided that before adopting any such amendment without shareholder approval, the Target Trust Board shall determine that it is consistent with the fair and equitable treatment of all shareholders and that shareholder approval is not otherwise required by the 1940 Act or other applicable federal or state law; provided, however that if shares have been issued, shareholder approval shall be required to adopt any amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any series already issued or the rights and preferences of any class of shareholders associated with any such Series or as otherwise required by the 1940 Act.

The Trustees may by vote of a majority of the Trustees then in office amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental thereto or an amended and restated Declaration of Trust, provided, however, that an amendment to any provision of Article V thereof (relating to the Trustees) shall require the vote of two-thirds (2/3) of the Trustees then in office.

The bylaws of the Acquiring Funds may be amended, and/or restated at any time, by a vote of the majority of Trustees, without shareholder approval.

THE PROPOSED REORGANIZATIONS

Summary of Agreement and Plan of Reorganization

The terms and conditions under which each Reorganization is expected to be consummated are set forth in the Agreement, a copy of which is attached as Exhibit B to this Proxy Statement/Prospectus. A summary of material provisions of the Agreement is provided below, and should be read carefully.

With respect to each Reorganization, if shareholders of the Target Fund approve the Agreement and other closing conditions are satisfied, the assets of the Target Fund will be delivered to the Acquiring Fund’s custodian for the account of the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and delivery by the Acquiring Fund to the Target Fund for further delivery to the holders of record as of the Effective Time (as defined below) of the issued and outstanding shares of the Target Fund of a number of shares of the Acquiring Fund (and cash in lieu of fractional shares, if any), having an aggregate net asset value equal to the value of the net assets of the Target Fund so transferred. The value of the net assets of the Target Fund will be computed using the valuation procedures of the Acquiring Fund.

The Target Fund and the Acquiring Fund will be required to make representations and warranties that are customary in matters such as the Reorganizations.

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If shareholders a Target Fund approve the Target Fund’s Reorganization, and if all of the closing conditions set forth in the Agreement are satisfied or waived, consummation of the Reorganization (the “Closing”) is expected to occur on or around Monday, October 26, 2020 (the “Closing Date”), immediately prior to the opening of regular trading on the NYSE on the Closing Date (the “Effective Time”).

Following receipt of the requisite shareholder vote in favor of a Reorganization and as soon as reasonably practicable after the Closing, the outstanding shares of the Target Fund will be terminated in accordance with its governing documents and applicable law.

With respect to each Reorganization, the obligations of the Acquiring Fund and the Target Fund are subject to the following conditions, among others:

•	the Registration Statement on Form N-14 of which this Proxy Statement/Prospectus is a part (the “N-14 Registration Statement”) under the U.S. Securities Act of 1933, as amended, shall have been filed with the SEC and such N-14 Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the N-14 Registration Statement shall have been issued;

•	the shareholders of the Target Fund shall have approved the Agreement;

•	the Acquiring Fund and Target Fund have each delivered an officer’s certificate certifying that all agreements and commitments set forth in the Agreement have been satisfied; and

•	the Acquiring Fund and Target Fund shall each have received a legal opinion that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for federal income tax purposes for the Target Fund or its shareholders or the Acquiring Fund.

With respect to each Reorganization, if shareholders of the Target Fund do not approve the Agreement or if the Reorganization does not otherwise close, the Target Trust Board will consider what additional action to take, including liquidation of the Target Fund. The Agreement may be terminated and the Reorganization may be abandoned at any time prior to Closing by mutual agreement of the Target Trust and the Acquiring Trust. The Agreement may be amended or modified in a writing signed by the parties to the Agreement.

Board Considerations in Approving the Reorganizations

The Target Trust Board considered the Reorganizations at meetings held on July 10, 2020 and July 17, 2020. The Target Trust Board evaluated, among other factors: the terms of the Agreement; each Acquiring Fund’s investment objective and strategies; the direct and indirect expenses relating to the Reorganizations, including the extent to which such expenses would be borne by the Funds; each Fund’s fees and expenses, including the total annual fund operating expense ratio; the experience and expertise of SRN; SRN’s plans to support the future growth of the Funds; the experience of the proposed service providers to the Acquiring Funds; federal income tax consequences of the Reorganizations; and possible alternatives to the Reorganizations. The Target Trust Board, including the Trustees who are not “interested persons” of the Target Trust under the 1940 Act (the “Independent Trustees”), determined that each Reorganization is in the best interests of each of the Target Fund and its shareholders, and following its July 17th meeting, approved the Reorganizations and the Agreement subject to shareholder approval.

In advance of the Target Trust Board’s July 10th and July 17th meetings, the Independent Trustees submitted to SRN a comprehensive questionnaire and received responses to such questionnaire providing detailed information about SRN, the Acquiring Funds, and the Acquiring Funds’ proposed service providers, among other topics. The Target Trust Board also met separately via teleconference with representatives of each of SRN, Reality Shares, and the Target Trust’s and Acquiring Trust’s administrators, transfer agents and custodians to receive additional information about each Reorganization and the Acquiring Funds’ proposed service providers. Based on a comprehensive evaluation of all of the information provided, the Independent Trustees recommended that the full Target Trust Board approve the Reorganizations, and determined to present the proposed transaction to and recommend shareholders vote for its approval.

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During its review, the Target Trust Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. Although the Target Trust Board considered broader issues arising in the context of the Reorganizations, its determinations with respect to the Reorganizations were made on a fund-by-fund basis. The Target Trust Board considered the following factors, among others, in its evaluation of the Reorganizations:

The Terms and Conditions of the Reorganizations. The Target Trust Board considered the terms of the Agreement and, in particular, that the transfer of the assets of the Target Funds will be in exchange for shares of the Acquiring Funds and the Acquiring Funds’ assumption of all of the liabilities of the Target Funds. The Target Trust Board also took note of the fact that no commissions or other direct or indirect fees would be imposed on the Target Funds’ shareholders in connection with the Reorganizations. In addition, the Target Trust Board noted that pursuant to the Agreement, each Target Fund shareholder’s account will be credited with the number of corresponding Acquiring Fund shares equal to the value of the Target Fund shares that each shareholder holds immediately prior to the Reorganization. The Board also noted that the value of the Target Funds’ assets to be acquired and the amount of their liabilities to be assumed by the Acquiring Funds and the NAV of a share of a Target Fund will be determined in accordance with the valuation methodologies described in each Acquiring Fund’s Prospectus and SAI, as may be supplemented, and confirmed that the interests of the Target Funds’ shareholders would not be diluted as a result of the Reorganization. The Board also noted that the Reorganizations would be submitted to the Target Funds’ shareholders for approval.

Similar Investment Objective and Investment Strategies. The Target Trust Board considered that the investment objectives and the investment strategies of the Acquiring Funds are the same in all material respects to those of the Target Funds. In addition, each Acquiring Fund’s Index is the same in all material respects as the Index of its corresponding Target Fund, except that the name of the Acquiring Fund Index is different.

Experience, Financial Strength and Resources of the Acquiring Funds’ Investment Adviser. The Target Trust Board considered information provided with respect to the experience, financial strength and resources of SRN. In evaluating the resources of SRN and the rationale for the Reorganizations, the Target Trust Board considered that SRN’s key personnel have significant experience with and knowledge of ETFs, as well as SRN’s intention to utilize the services of experienced service providers. The Target Trust Board also considered SRN’s commitment and plan to support the future growth of the Acquiring Funds. The Target Trust Board further considered responses received from representatives of SRN about the impact of the current pandemic on its business, including SRN’s resources and financial wherewithal, as well as the effectiveness of SRN’s business continuity plan and any issues that have arisen in connection with its implementation.

Expenses Relating to Reorganization. The Target Trust Board considered that the Target Funds’ shareholders will not incur expenses in connection with the Reorganizations. All expenses relating to the proposed Reorganizations, whether or not consummated, will be borne equally by Reality Shares and SRN, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the Combined Proxy Statement/Prospectus, and the cost of copying, printing, and mailing proxy materials.

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Relative Expense Ratios. The Target Trust Board reviewed information regarding comparative expense ratios, and considered that each Target Fund and its corresponding Acquiring Fund will pay the same investment advisory fee and other operating expenses. Each Target Fund and Acquiring Fund operate under what is commonly referred to as a “unitary management fee” arrangement, whereby Reality Shares pays all expenses of the Target Fund, and SRN pays all expenses of the Acquiring Fund, from the management fee it receives from the Fund, except for specifically excluded expenses. The expenses excluded from each Target Fund’s unitary management fee arrangement are the same as the expenses excluded from its corresponding Acquiring Fund’s unitary management fee arrangement. The section above entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS - Comparison of Fees and Expenses” provides additional information on each Fund’s fees and expenses.

Distribution. The Target Trust Board considered the distribution capabilities of Foreside Financial Services, LLC, the distributor for the Acquiring Funds, and its commitment to distribute the shares of the Acquiring Funds.

Compliance. The Target Trust Board had an opportunity to review information provided by the Acquiring Fund Trust and SRN with respect to their compliance policies and procedures and risk programs.

Federal Income Tax Consequences. The Target Trust Board considered that each Reorganization is expected to qualify as a reorganization for federal income tax purposes and that shareholders of the Target Funds are not expected to recognize any gain or loss upon receipt of shares of the Acquiring Funds in the Reorganizations.

Governance. The Target Trust Board considered information regarding the governance of the Acquiring Trust and its oversight by the trustees of the Acquiring Trust Board. The Target Trust Board asked and received responses regarding matters concerning the Acquiring Trust Board, including, among others: the experience and expertise of the members of the Acquiring Trust Board, with special focus on the financial expertise of such members; the composition and committee structure of the Acquiring Trust Board; and the Acquiring Trust Board’s oversight processes with respect to fund expenses, performance, and compliance. The Target Trust Board also requested and received information relating to the compliance infrastructures of both the Acquiring Trust and SRN.

Other Alternatives. The Board considered alternatives to the Reorganizations that were identified by Reality Shares and the officers of the Target Trust and discussed with counsel. After considering the merits and viability of these other alternatives, including the potential liquidation of the Target Funds, the Target Trust Board agreed with the assessment that the possible alternatives were less desirable for the Target Funds and their shareholders than the Reorganizations.

Based on the foregoing, the Target Trust Board determined that the Reorganizations are the best alternative for the Target Funds at this time and in the best interests of the Target Funds and their shareholders. The Board approved the Reorganizations, subject to approval by shareholders of the Target Funds and the solicitation of the shareholders of the Target Funds to vote “FOR” the approval of the Agreement. These determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

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Federal Income Tax Considerations

The following is a general summary of the material U.S. federal income tax considerations of the Reorganizations and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-deferred account.

With respect to each Reorganization for U.S. federal income tax purposes:

1.       The acquisition by each Acquiring Fund of all of the assets of its corresponding Target Fund, as provided for in the Agreement, in exchange for such Acquiring Fund Shares (and cash in lieu of fractional shares, if any) and the assumption by such Acquiring Fund of all of the liabilities of its corresponding Target Fund, followed by the distribution by such Target Fund to its shareholders of such Acquiring Fund Shares (and cash in lieu of fractional shares, if any) in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and its corresponding Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

2.       No gain or loss will be recognized by a Target Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by its corresponding Acquiring Fund in exchange solely for such Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

3.       No gain or loss will be recognized by an Acquiring Fund upon the receipt by it of all of the assets of its corresponding Target Fund in exchange solely for the assumption of all of the liabilities of such corresponding Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

4.       No gain or loss will be recognized by a Target Fund upon the distribution of its corresponding Acquiring Fund Shares by such Target Fund to shareholders of the Target Fund in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.

5.       The tax basis of the assets of a Target Fund received by its corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of such Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

6.       The holding periods of the assets of a Target Fund in the hands of its corresponding Acquiring Fund will include the periods during which such assets were held by such Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the corresponding Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

7.       No gain or loss will be recognized by the shareholders of a Target Fund upon the exchange of all of their Target Fund Shares solely for its corresponding Acquiring Fund Shares (except with respect to cash, if any, received in lieu of fractional shares) pursuant to Section 354(a) of the Code.

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8.       The aggregate tax basis of Acquiring Fund Shares received by a shareholder of the corresponding Target Fund will be the same as the aggregate tax basis of such Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

9.       The holding period of the Acquiring Fund Shares received by a shareholder of the corresponding Target Fund will include the holding period of such Target Fund Shares exchanged therefor, provided that the shareholder held such Target Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

10.       The consummation of the Reorganizations will not terminate the taxable year of a Target Fund. The part of the taxable year of a Target Fund before the Reorganization and part of the taxable year of the corresponding Acquiring Fund after the Reorganization will constitute a single taxable year of such Acquiring Fund.

Neither the Target Funds nor the Acquiring Funds have requested nor will request an advance ruling from the IRS as to the federal tax consequences of the applicable Reorganization. As a condition to Closing, Morgan, Lewis & Bockius LLP will render a favorable opinion to each Target Fund and the corresponding Acquiring Fund as to the foregoing federal income tax consequences of the applicable Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Fund and the Acquiring Fund upon which Morgan, Lewis & Bockius LLP will rely in rendering its opinion. Such opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Target Fund, Acquiring Fund, or any Target Fund shareholder with respect to any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Such opinion will be conditioned upon the performance by the Target Funds and the Acquiring Funds of their respective undertakings in the Agreement and upon the representation letters provided by officers of the Trusts to Morgan, Lewis & Bockius LLP. A copy of the opinions will be filed with the SEC and will be available for public inspection.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the applicable Target Fund would recognize gain or loss on the transfer of its assets to the corresponding Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

The tax attributes, including capital loss carryovers, of each Target Fund will move to the corresponding Acquiring Fund in the applicable Reorganization. The ability of an Acquiring Fund to carry forward capital losses (if any) of the corresponding Target Fund and use such losses to offset future gains generally will not be limited as a direct result of the Reorganization. As of the Record Date, the Target NexGen Fund had a capital loss carryforward of $[1,008,859].

Significant holders of shares of a Target Fund (generally, those holders that own at least 1% of the total outstanding stock (by vote or value) of a Target Fund or that own Target Fund securities with an aggregate basis of $1 million or more immediately prior to the Reorganization) generally will be required to attach a statement to their U.S. federal income tax return for the year in which the Reorganization occurs that contains the information listed in U.S. Treasury Regulation Section 1.368-3(b).

If you acquired different blocks of shares of a Target Fund at different times or for different prices, you should consult your tax adviser concerning the treatment of the basis and holding period for the different blocks of stock in the Reorganization. You should also consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganizations in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganizations because this discussion is only a general summary of certain federal income tax consequences.

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Costs of the Reorganizations

Reality Shares and SRN will pay all of the costs, fees and expenses incurred in connection with each Reorganization, including preparing, printing and distributing this Proxy Statement/Prospectus, the Merger SAI and related documents in connection with the Reorganizations, soliciting Target Fund shareholders to approve the Proposals and holding the Meeting (and any adjournments thereof).

The Target Trust Board unanimously recommends that shareholders of the Target Funds approve the Reorganizations.

VOTING INFORMATION

Voting Rights

Only shareholders of record of each Target Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share is entitled to one vote. As of the close of business on the Record Date, the following number of shares of beneficial interest were outstanding.

Reality Shares DIVCON Leaders Dividend ETF	[____]
Reality Shares DIVCON Dividend Defender ETF	[____]
Reality Shares Nasdaq NexGen Economy ETF	[____]

Each proxy solicited by the Target Trust Board that is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Target Funds’ Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy). Any letter of revocation or later-dated proxy must be received by each Target Fund prior to the Meeting and must indicate your name and account number to be effective.

Each Target Fund understands that NYSE Arca, Inc. (“NYSE Arca”) has taken the position that broker-dealers that are members of the NYSE Arca and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on material matters, which include the Proposals. Therefore, NYSE Arca broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the Proposals. A signed proxy card or other authorization by a beneficial owner of Target Fund shares that does not specify how the beneficial owner’s shares are to be voted on a Proposal will be deemed to be an instruction to vote such shares in favor of the applicable Proposal.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name” (i.e., in the name of your broker dealer); (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter. Each Proposal, which requires the affirmative vote of a majority of the Fund’s outstanding shares, the effect of abstentions and broker non-votes is the same as a vote against such proposal.

39

Quorum

The presence in person or by proxy of one-third of a Target Fund’s shares that are entitled to vote constitutes a quorum for the transaction of business by shareholders of that Target Fund at the Meeting.

Required Vote

Approval of each Proposal requires the affirmative vote of majority of the votes entitled to be cast held by shareholders present in person or by proxy.

Attending the Meeting

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a shareholder of record of a Target Fund on the Record Date, in order to gain admission you may be asked to show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a broker, bank or other intermediary, in order to gain admission you may be asked to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Target Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other intermediary you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other intermediary and present it at the Meeting. You may contact each Fund at 855-595-0240 to obtain directions to the site of the Meeting.

Adjournment

In the event a quorum is present at the Meeting, but sufficient votes to approve a proposal have not been received, the holders of a majority of the shares voted in person or by proxy at the applicable Meeting may adjourn the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the Meeting.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Solicitation of Proxies.

The Target Funds have engaged AST to assist with managing the logistics of the Meeting and provide mailing and proxy tabulation services. Proxies may be solicited through mailings, by telephone, over the Internet and/or in person by representatives of the Target Funds or certain employees of the Adviser (or their affiliate(s). Reality Shares and SRN will bear the costs and expenses in connection with the preparation of proxy statements and related materials, including printing and delivery costs and expenses incurred in connection with the solicitation of proxies. The estimated costs of these services is expected to be $100,000.

40

As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls or other communications from a representative of the Target Funds, Reality Shares or its affiliates. Authorization to permit Eric Ervin and Kasey Price to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Target Funds. Proxies that are obtained telephonically will be recorded in accordance with applicable law and procedures that the Target Funds believes are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Target Funds, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person. To vote via the internet go to the website that appears on the enclosed proxy card and follow the instructions.

Shareholders of the Target Funds are entitled to cast one vote for each share owned on the Record Date. If you choose to vote by mail, please sign exactly as your name appears on the proxy card.

Should Shareholders require additional information regarding the proxy or replacement proxy cards, they may contact AST at (800) 207-3156 (toll-free). Representatives are available Monday through Friday, 9:00 a.m. Eastern time to 10:00 p.m. Eastern time.

Share Ownership by Large Shareholders, Management and Trustees

A list of the name, address, and percent ownership of each person who, as of the Record Date, to the knowledge of each Target Fund, owned 5% or more of the outstanding shares of the Target Fund can be found at Exhibit C.

To the best of the knowledge of the Target Trust, the ownership of shares of each Target Fund by officers and Trustees of the Target Trust as a group constituted less than 1% of the shares of the Target Fund as of the Record Date.

OTHER MATTERS

Capitalization

The following tables show the capitalization of each Target Fund as of June 30, 2020, its corresponding Acquiring Fund as of June 30, 2020 and its corresponding Acquiring Fund on a pro forma combined basis (unaudited) as of June 30, 2020 giving effect to the proposed Reorganization. The following are examples of the number of shares of each Acquiring Fund that would be exchanged for the shares of its corresponding Target Fund if the Reorganization was consummated on June 30, 2020, and does not reflect the number of shares or value of shares that would actually be received if the Reorganization occurred on the Closing Date. Each Acquiring Fund is a shell fund that will commence operations on the Closing Date. Each Target Fund will be the accounting survivor for financial statement purposes. The capitalizations of the Target Funds and their share classes are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity.

41

Reality Shares DIVCON Leaders Dividend ETF – Siren DIVCON Leaders Dividend ETF Reorganization

	Target Leaders Fund	Acquiring Leaders Fund	Pro Forma Adjustments	Acquiring Leaders Fund (Pro Forma Combined)

Net Assets	$32,086,293.81	$—	$—	$32,086,293.81
Shares Outstanding	800,000.00	—	—	800,000.00
Net Asset Value Per Share	$40.10786726	$—	$—	$40.10786726

Reality Shares DIVCON Dividend Defender ETF – Siren DIVCON Leaders Dividend Defender ETF Reorganization

	Target Defender Fund	Acquiring Defender Fund	Pro Forma Adjustments	Acquiring Defender Fund (Pro Forma Combined)

Net Assets	$24,103,683.60	$—	$—	$24,103,683.60
Shares Outstanding	705,060.00	—	—	705,060.00
Net Asset Value Per Share	$34.18671262	$—	$—	$34.18671262

Reality Shares Nasdaq NexGen Economy ETF – Siren Nasdaq NexGen Economy ETF

	Target NexGen Fund	Acquiring NexGen Fund	Pro Forma Adjustments	Acquiring NexGen Fund (Pro Forma Combined)

Net Assets	$60,950,433.07	$—	$—	$60,950,433.07
Shares Outstanding	2,150,001.00	—	—	2,150,001.00
Net Asset Value Per Share	$28.34902545	$—	$—	$28.34902545

Delivery of Proxy Statement

Only one copy of this Proxy Statement/Prospectus may be mailed to each household, even if more than one person in the household is a shareholder, unless the Target Trust has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement/Prospectus, would like to receive separate copies in the future, or would like to request delivery of a single copy to shareholders sharing an address, please contact the Target Trust at 402 W. Broadway, 28th Floor, San Diego, California 92101, or by telephone at 855-595-0240.

Other Business

The Trustees of the Target Trust do not intend to bring any matters before the Meeting other than the respective proposals described in this Proxy Statement/Prospectus, and the Trustees of the Target Trust are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s), postponement(s) or delays thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

42

Shareholder Communications with Board of Trustees

Shareholders may mail written communications to the Target Trust Board, to committees of the Target Trust Board, or to specified individual Trustees by writing to the Secretary of the Target Funds, 402 W. Broadway, 28th Floor, San Diego, California 92101. All Shareholder communications received by the Secretary will be forwarded promptly to the Target Trust Board, the relevant committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to a Target Fund or its operations, management, activities, policies, service providers, Target Trust Board, officers, shareholders or other matters relating to an investment in a Target Fund or is purely ministerial in nature.

Submission of Certain Shareholder Proposals

The Target Funds are not required to hold annual Shareholder meetings. Because the Target Funds do not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be received by the Target Trust, 402 W. Broadway, 28th Floor, San Diego, California 92101, a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Dissenters’ Rights

If a Reorganization is approved at the Meeting, Target Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares.

Index Provider Disclosure

Reality Shares and the Indexes are trademarks of Reality Shares, Inc. (“Licensor”) and have been licensed for use by SRN Advisors, LLC (“Licensee”). Licensee is sub-licensing rights to the Indexes to the Acquiring Funds at no charge. Licensee’s Siren DIVCON Leaders Dividend ETF, Siren DIVCON Dividend Defender ETF and Siren Nasdaq NexGen Economy ETF are not sponsored, endorsed, sold or promoted by Licensor, and Licensor makes no representation regarding the advisability of trading in such products.

The Siren Nasdaq NexGen Economy ETF is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, Inc., with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Siren Nasdaq NexGen Economy ETF. The Corporations make no representation or warranty, express or implied to the owners of the Siren Nasdaq NexGen Economy ETF or any member of the public regarding the advisability of investing in securities generally or in the Siren Nasdaq NexGen Economy ETF particularly. The Corporations’ only relationship to Licensee is in the licensing of the Nasdaq® trade names and trademarks, and certain trade names of the Corporations. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Siren Nasdaq NexGen Economy ETF to be issued or in the determination or calculation of the equation by which the Nasdaq NexGen Economy ETF is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Siren Nasdaq NexGen Economy ETF.

SRN does not guarantee the quality, accuracy and/or the completeness of the Indexes or any data included therein and SRN shall have no liability for any errors, omissions or interruptions therein.

43

Where to Find Additional Information

The Target Trust and Acquiring Trust are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and, in accordance therewith, file reports and other information, including proxy materials and trust documents, with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, DC 20549 at prescribed rates, as well as online at http://www.sec.gov, which contains reports, proxy and information statements and other information filed with the SEC.

In addition, reports, proxy statements and other information concerning each Target Fund can be inspected at its Exchange.

FINANCIAL HIGHLIGHTS

This section provides further details about the financial history of each Target Fund. Certain information reflects financial results for a single Fund share. “Total return” shows the percentage that an investor in the Target Fund would have earned or lost during a given period, assuming all distributions were reinvested.

Each Target Fund’s financial highlights table is intended to help you understand the Target Fund’s financial performance for the period of its operations. Certain information in the table reflects financial results for a single Fund share. The total return at net asset value in the tables below represents the rate that an investor would have earned (or lost) on an investment in each of the Target Funds (assuming reinvestment of all dividends and distributions). The information for the fiscal periods ended October 31, 2016, October 31, 2017, October 31, 2018 and October 31, 2019 have been audited by Cohen & Company, Ltd., the Target Funds’ independent registered public accounting firm, whose reports and financial statements are included in the Target Funds’ 2019 Annual Report, which is available upon request.

44

Reality Shares DIVCON Leaders Dividend ETF

For a share outstanding throughout each year/period presented.

	Year Ended October 31, 2019		Year Ended October 31, 2018	Year Ended October 31, 2017	For the Period January 6, 2016[1] to October 31, 2016
Per Share Operational Performance:
Net asset value, beginning of year/period	$31.76		$29.98	$24.36	$24.06
Investment operations:
Net investment income[2]	0.50		0.39	0.33	0.24
Net realized and unrealized gain	4.51		1.77	5.57	0.33
Total from investment operations	5.01		2.16	5.90	0.57
Distributions to Shareholders from:
Net investment income	(0.50)		(0.36)	(0.28)	(0.27)
Realized gains	(0.00	)3	(0.02)	—	—
Total distributions	(0.50)		(0.38)	(0.28)	(0.27)
Net asset value, end of year/period	$36.27		$31.76	$29.98	$24.36
Total Return at Net Asset Value	15.95%		7.19%	24.29%	2.38%[4]
Net assets, end of year/period (000’s)	$31,735		$45,257	$29,229	$4,264
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	0.43%		0.43%	0.43%	0.43%[5]
Net investment income	1.50%		1.18%	1.18%	1.19%[5]
Portfolio turnover rate[6]	65.52%[7]		0.26%	3.35%	3.38%[4]

1	Commencement of operations.
2	Based on average daily shares outstanding.
3	Less than 0.001.
4	Not annualized.
5	Annualized.
6	Portfolio turnover rate excludes securities received or delivered in-kind.
7	During the year, the Fund underwent a portfolio re-balancing. As a result, investment transactions were increased during the period, which caused a higher than normal turnover rate.

45

The following information for the fiscal period ended April 30, 2020 is unaudited.

Six Months Ended April 30, 2020 (Unaudited)
Per Share Operational Performance:
Net asset value, beginning of year/period	$36.27
Investment operations:
Net investment income[1]	0.20
Net realized and unrealized gain	0.93
Total from investment operations	1.13
Distributions to Shareholders from:
Net investment income	(0.24)
Realized gains	—
Total distributions	(0.24)
Net asset value, end of year/period	$37.16
Total Return at Net Asset Value	3.15%[2]
Net assets, end of year/period (000’s)	$29,731
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	0.43%[3]
Net investment income	1.05%[3]
Portfolio turnover rate[4]	1.90%[2]

1	Based on average daily shares outstanding.
2	Not annualized.
3	Annualized.
4	Portfolio turnover rate excludes securities received or delivered in-kind.

46

Reality Shares DIVCON Dividend Defender ETF

For a share outstanding throughout each year/period presented.

	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	For the Period January 14, 2016[1] to October 31, 2016
Per Share Operational Performance:
Net asset value, beginning of year/period	$27.54	$26.08	$22.44	$23.55
Investment operations:
Net investment income (loss)[2]	0.26	0.12	0.03	(0.04)
Net realized and unrealized gain (loss)	3.09	1.41	3.61	(1.07)
Total from investment operations	3.35	1.53	3.64	(1.11)
Distributions to Shareholders from:
Net investment income	(0.26)	(0.07)	—	—
Net asset value, end of year/period	$30.63	$27.54	$26.08	$22.44
Total Return at Net Asset Value	12.22%	5.89%	16.23%	(4.72)%[3]
Net assets, end of year/period (000’s)	$6,126	$5,509	$3,912	$2,805
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	1.44%[4]	1.21%[5]	1.38%[6]	1.54%[7,8]
Net investment income (loss)	0.89%	0.42%	0.11%	(0.19)%[7]
Portfolio turnover rate[9]	57.30%[10]	36.94%	69.11%	4.18%[3]

1	Commencement of operations.
2	Based on average daily shares outstanding.
3	Not annualized.
4	Includes expenses and rebates associated with short sale transactions of (0.39)% and dividend expense of 0.59%.
5	Includes expenses and rebates associated with short sale transactions of (0.30)% and dividend expense of 0.66%.
6	Includes dividend expense on short sales of 0.53%.
7	Annualized.
8	Includes expenses associated with short sale transactions of 0.06% and dividend expense of 0.63%.
9	Portfolio turnover rate excludes securities received or delivered in-kind.
10	During the year, the Fund underwent a portfolio re-balancing. As a result, investment transactions were increased during the period, which caused a higher than normal turnover rate.

47

The following information for the fiscal period ended April 30, 2020 is unaudited.

Six Months Ended April 30, 2020 (Unaudited)
Per Share Operational Performance:
Net asset value, beginning of year/period	$30.63
Investment operations:
Net investment income (loss)[1]	(0.05)
Net realized and unrealized gain (loss)	2.15
Total from investment operations	2.10
Distributions to Shareholders from:
Net investment income	(0.07)
Net asset value, end of year/period	$32.66
Total Return at Net Asset Value	6.83%[2]
Net assets, end of year/period (000’s)	$24,658
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	1.62%[3,4]
Net investment income	0.16%[3]
Portfolio turnover rate[5]	78.46%[2,6]

1	Based on average daily shares outstanding.
2	Not annualized.
3	Annualized.
4	Includes expenses and rebates associated with short sale transactions of (0.04)% and dividend expense of 0.77%.
5	Portfolio turnover rate excludes securities received or delivered in-kind.
6	Portfolio turnover excludes the purchases and sales of the Reality Shares DIVCON Dividend Guard ETF acquired on March 27, 2020 (see Notes 11 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.

48

Reality Shares Nasdaq NexGen Economy ETF

For a share outstanding throughout each year/period presented.

	Year Ended October 31, 2019	For the Period January 17, 2018[1] to October 31, 2018
Per Share Operational Performance:
Net asset value, beginning of year/period	$21.19	$24.00
Investment operations:
Net investment income[2]	0.34	0.21
Net realized and unrealized gain (loss)	2.86	(2.86)
Total from investment operations	3.20	(2.65)
Distributions to Shareholders from:
Net investment income	(0.36)	(0.16)
Net asset value, end of year/period	$24.03	$21.19
Total Return at Net Asset Value	15.24%	(11.09)%[3]
Net assets, end of year/period (000’s)	$67,277	$86,348
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	0.68%	0.68%[4]
Net investment income	1.51%	1.14%[4]
Portfolio turnover rate[5]	20.72%	31.18%[3]

1	Commencement of operations.
2	Based on average daily shares outstanding.
3	Not annualized.
4	Annualized.
5	Portfolio turnover rate excludes securities received or delivered in-kind.

49

The following information for the fiscal period ended April 30, 2020 is unaudited.

Six Months Ended April 30, 2020 (Unaudited)
Per Share Operational Performance:
Net asset value, beginning of year/period	$24.03
Investment operations:
Net investment income[1]	0.10
Net realized and unrealized gain (loss)	0.37
Total from investment operations	0.47
Distributions to Shareholders from:
Net investment income	(0.12)
Net asset value, end of year/period	$24.38
Total Return at Net Asset Value	1.97%[2]
Net assets, end of year/period (000’s)	$56,070
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	0.68%[3]
Net investment income	0.82%[3]
Portfolio turnover rate[4]	9.99%[2]

1	Based on average daily shares outstanding.
2	Not annualized.
3	Annualized.
4	Portfolio turnover rate excludes securities received or delivered in-kind.

50

EXHIBIT A

Additional Information about the Acquiring Funds

As used in this Exhibit A, the terms “Fund” and “Funds” refer only to an Acquiring Fund and the Acquiring Funds, respectively.

Purchase and Sale of Fund Shares

A Fund will issue (or redeem) shares to certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of 25,000 shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated basket of in-kind securities and/or cash.

Individual Fund shares may only be purchased and sold on the Funds’ Exchange, The NASDAQ Stock Market LLC, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). Most investors will incur customary brokerage commissions or other charges when buying or selling shares of a Fund through a broker-dealer. Investors also may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of a Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Information regarding a Fund’s NAV per share, market price, premium or discount and bid-ask spread will be available on the Funds’ website at www.sirenetftrust.com.

The secondary markets through which Fund shares may be purchased are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. An exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Fund shares in the secondary market, you will pay the secondary market price for Fund shares. In addition, you may incur customary brokerage commissions and charges and may pay a bid-ask spread.

The trading prices of Fund shares will fluctuate continuously throughout trading hours based on market supply and demand rather than a Fund’s NAV, which is calculated at the end of each business day (normally 4:00 p.m. Eastern time). The trading prices of Fund shares may deviate significantly from the Fund’s NAV during periods of market volatility.

The NAV of a Fund’s shares is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. In calculating NAV, a Fund will value its assets at the current market prices when current market prices are readily available. If the market price for an asset is unavailable or a Fund believes that it is unreliable, such as when an asset’s value has been materially affected by events occurring after the relevant market closes, the Fund prices those assets at fair value as determined in good faith using methods approved by the Board. Additional information on the method used to value the Funds’ shares can be found in the “Determination of Net Asset Value” section of the Merger SAI.

The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time as described in the Merger SAI.

A-1

Tax Information

Each Fund’s distributions are taxable and generally will be taxed as ordinary income or capital gains, unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investment through such accounts may be subject to taxation upon withdrawal.

The following is a summary of some important U.S. federal income tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Funds, or the tax consequences of an investment in a Fund. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

The Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to a regulated investment companies, such as the Funds. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult your own tax adviser regarding how the Tax Act affects your investment in the Funds.

Tax Status of the Funds

Each Fund intends to qualify for the special tax treatment afforded to a regulated investment company (“RIC”) under the Code. If a Fund meets certain minimum distribution requirements, as a RIC it is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, if a Fund fails to qualify as a RIC or to meet minimum distribution requirements it would result in fund-level taxation (if certain relief provisions were not available) and consequently a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Fund shares is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions, you sell Fund shares and you purchase or redeem Creation Units (institutional investors only).

Tax Status of Distributions

•	Each Fund intends to distribute each year substantially all of its net investment income and net capital gains income.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

•	The income dividends you receive from a Fund may be taxed as either ordinary income or “qualified dividend income.” Dividends that are reported by a Fund as qualified dividend income are generally taxable to non-corporate shareholders at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income generally is income derived from dividends paid to a Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. For such dividends to be taxed as qualified dividend income to a non-corporate shareholder, a Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of the Fund’s shares. Holding periods may be suspended for these purposes for stock that is hedged. Certain of a Fund’s investment strategies may limit its ability to distribute dividends eligible to be treated as qualified dividend income.

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•	Distributions from a Fund’s short-term capital gains are generally taxable as ordinary income. Distributions from a Fund’s net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable as long-term capital gains regardless of how long you have owned your shares. For non-corporate shareholders, long-term capital gains are generally taxable at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets).

•	U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including certain capital gain distributions and capital gains realized on the sale of shares of a Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

•	Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. Certain of a Fund’s investment strategies may limit its ability to distribute dividends eligible for the dividends-received deduction for corporations.

•	Distributions paid in January but declared by a Fund in October, November or December of the previous year payable to shareholders of record in such a month may be taxable to you in the previous year.

•	You should note that if you purchase shares of a Fund just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and generally should be avoided by taxable investors.

•	A Fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions shortly after the close of each calendar year.

Tax Status of Share Transactions

Each sale of shares of a Fund or redemption of Creation Units will generally be a taxable event. Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than twelve months. Any capital gain or loss realized upon a sale of shares of a Fund held for twelve months or less is generally treated as short-term gain or loss. Any capital loss on the sale of shares of a Fund held for six months or less is treated as long-term capital loss to the extent distributions of long-term capital gain were paid (or treated as paid) with respect to such shares. Any loss realized on a sale will be disallowed to the extent shares of a Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares.

A person who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between (i) the market value of the Creation Units at the time of the exchange plus any cash received in the exchange and (ii) the exchanger’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between (i) the exchanger’s basis in the Creation Units and (ii) the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position.

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A Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. A Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

Non-U.S. Investors

If you are a nonresident alien individual or a foreign corporation, trust or estate, (i) a Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, but (ii) gains from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty.

Backup Withholding

A Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential U.S. federal income tax consequences of an investment in the Funds under all applicable tax laws.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Dividends and Distributions

Brokers may make available to their customers who also are Fund shareholders the Depository Trust Company book-entry reinvestment service. You should contact your broker to determine the availability and costs of this service. Brokers may require you to adhere to specific procedures and timetables. If this service is available and used, distributions of both income (which may include a return of capital) and net realized gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market. Without this service, you would receive your distributions in cash.

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EXHIBIT B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this [____] day of [____], 2020, by and between (i) Reality Shares ETF Trust, a Delaware statutory trust (the "Target Trust"), on behalf of the Reality Shares Nasdaq NexGen Economy ETF, Reality Shares DIVCON Leaders Dividend ETF and Reality Shares DIVCON Dividend Defender ETF (each, a "Target Fund," and together, the "Target Funds"), each a series of the Target Trust; (ii) Siren ETF Trust (the "Acquiring Trust" and together with the Target Trust, the "Trusts" and each, a "Trust"), on behalf of the Siren Nasdaq NexGen Economy ETF, Siren DIVCON Leaders Dividend ETF and Siren DIVCON Dividend Defender ETF (each, an "Acquiring Fund," and together, the "Acquiring Funds," and, together with the Target Funds, the "Funds," and each, a "Fund"); (iii) Reality Shares Advisors, LLC (the "Target Fund Adviser"), solely for purposes of Sections 5.1(f) and 9.2; and (iv) SRN Advisors, LLC (the "Acquiring Fund Adviser"), solely for purposes of Section 9.2. Except for the Target Funds and the Acquiring Funds, no other series of the Target Trust or Acquiring Trust are parties to this Agreement.

WHEREAS, the following chart shows each Target Fund and its corresponding Acquiring Fund:

Target Fund	Corresponding Acquiring Fund
Reality Shares Nasdaq NexGen Economy ETF	Siren Nasdaq NexGen Economy ETF
Reality Shares DIVCON Leaders Dividend ETF	Siren DIVCON Leaders Dividend ETF
Reality Shares DIVCON Dividend Defender ETF	Siren DIVCON Dividend Defender ETF

WHEREAS, the parties hereto intend for each Acquiring Fund and its corresponding Target Fund to enter into a transaction (each, a "Reorganization") pursuant to which: (i) the Acquiring Fund will acquire all of the Assets (as defined in Section 1.1(b)) and assume all of the Liabilities (as defined in Section 1.1(c)) of the corresponding Target Fund in exchange solely for shares of the Acquiring Fund ("Acquiring Fund Shares") (and cash in lieu of fractional shares, if any) of equal value to the net assets of the corresponding Target Fund determined as of the Valuation Time (as defined in Section 2.1(e)), and (ii) the Target Fund will distribute such Acquiring Fund Shares (and cash in lieu of fractional shares, if any) to shareholders of the Target Fund, in complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, each Acquiring Fund is a "shell" series of the Acquiring Trust created for the purpose of acquiring the Assets and assuming the Liabilities (as defined in Section 1.1(c)) of its corresponding Target Fund;

WHEREAS, the Acquiring Trust and the Target Trust each is an open-end management investment company registered with the Securities and Exchange Commission (the "Commission"); and

WHEREAS, each Target Fund and each Acquiring Fund intends (i) this Agreement to be, and adopt it as, a plan of reorganization with respect to each Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code") and Section 1.368-2(g) of the U.S. Treasury regulations promulgated under the Code (the "Treasury Regulations"), and (ii) that for United States federal income tax purposes each Reorganization contemplated by this Agreement constitutes a "reorganization" within the meaning of Section 368(a) of the Code.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF EACH REORGANIZATION

1.1       The Acquiring Trust and the Target Trust agree to take the following steps with respect to each Reorganization:

(a)       The Target Fund shall transfer all of its Assets, as defined in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume all of the Liabilities, as defined in Section 1.1(c), and deliver to the Target Fund the number of Acquiring Fund Shares (and cash in lieu of fractional shares, if any) determined in the manner set forth in Section 2.

(b)       The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets, including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Valuation Date (as that term is defined in Section 2.1(f)) (collectively, "Assets").

(c)       The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, "Liabilities").

(d)       As soon as reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record ("Target Fund Shareholders") the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1(a) on a pro rata basis, and the Target Fund will as promptly as practicable thereafter completely liquidate and dissolve. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form.

(e)       Ownership of Acquiring Fund Shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

1.2       The Closing (as defined in Section 3.1) of each Reorganization is not contingent upon the Closing (as defined in Section 3.1) of any other Reorganization.

2.	VALUATION

2.1       With respect to each Reorganization:

(a)       The net value of the Target Fund’s Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Valuation Time (defined below) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities, using the valuation procedures established by the Acquiring Trust’s Board of Trustees ("Acquiring Fund’s Valuation Procedures").

(b)       The number of Acquiring Fund Shares (and cash in lieu of fractional shares, if any) issued by the Acquiring Fund in exchange for the Target Fund’s Assets shall equal the number of shares (and cash in lieu of fractional shares, if any) of the Target Fund outstanding as of the Valuation Time.

(c)       The net asset value per share of the Acquiring Fund Shares (and cash in lieu of fractional shares, if any) issued in connection with the Reorganization shall be determined to the nearest full cent as of the Valuation Time, by dividing the net value of the Assets of the Target Fund (described in Section 2.1(a) hereof) by the number of Acquiring Fund Shares (and cash in lieu of fractional shares, if any) issued in connection with the Reorganization (described in Section 2.1(b) hereof).

(d)       All computations of value shall be made by or under the direction of the Acquiring Fund’s administrator using the Acquiring Fund’s Valuation Procedures and shall be subject to review by the Target Fund’s administrator and, if requested by either the Target Trust or Acquiring Trust, by the independent registered public accounting firm of the requesting party and at the cost of the requesting party.

(e)       "Valuation Time" shall mean immediately after the close of regular trading on the New York Stock Exchange ("NYSE") on the Valuation Date.

(f)       "Valuation Date" shall mean the business day immediately preceding the Closing Date.

3.	CLOSING AND CLOSING DATE

3.1       Each Reorganization shall close on [____], 2020 or such other date as the parties may agree (the "Closing Date"). All acts taking place at the closing of each Reorganization ("Closing") shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the "Closing Time"). The Closing of each Reorganization may be held in person, by facsimile, email or such other communication means as the parties may agree.

3.2       With respect to each Reorganization:

(a)       The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring Fund’s custodian (the "Acquiring Custodian") for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Trust shall direct the Target Fund’s custodian (the "Target Custodian") to deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act")), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.

(b)       The Target Trust shall direct the Target Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date. The Target Trust shall be responsible for paying all necessary taxes in connection with the delivery of the Assets, including all applicable Federal, state and foreign stock transfer stamps, if any, and shall deliver, at the Closing or promptly thereafter, a certificate of an authorized officer of the Target Trust stating that all such taxes have been paid or provision for payment has been made.

(c)       At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.

(d)       The Target Trust shall direct the transfer agent for the Target Fund (the "Target Transfer Agent") to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Trust, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares (and cash in lieu of fractional shares, if any) to be credited on the Closing Date, or provide other evidence reasonably satisfactory to the Target Trust that such Acquiring Fund Shares (and cash in lieu of fractional shares, if any) have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e)       In the event that on the Valuation Date or the Closing Date (a) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Trust or the Target Trust or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1       The Target Trust, on behalf of itself or, where applicable, each Target Fund, represents and warrants to the Acquiring Trust and each Target Fund’s corresponding Acquiring Fund as follows:

(a)       The Target Fund is duly organized as a series of the Target Trust, which is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with power under its Agreement and Declaration of Trust and by-laws, as each may have been amended from time to time and are currently in effect ("Governing Documents"), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder;

(b)       The Target Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

(c)       No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority ("FINRA") is required for the consummation by the Target Fund and the Target Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act and state securities laws;

(d)       The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)       The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;

(f)       Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that, if disclosed in writing to the Acquiring Fund, the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;

(g)       The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Target Trust’s Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or the Target Trust is a party or by which it is bound;

(h)       Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Trust, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Target Trust’s knowledge, threatened against the Target Trust or the Target Fund that, if adversely determined, would materially and adversely affect the Target Trust’s or the Target Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Target Trust, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Target Trust nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)       The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year have been audited by an independent registered public accounting firm, which is identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A (respectively, the "Prospectus" and "Statement of Additional Information"). Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date(s) in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date(s) not disclosed therein;

(j)       Since the last day of the fiscal half-year covered by the Target Fund’s most recent semi-annual report to shareholders, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For the avoidance of doubt, the phrase "ordinary course of business" includes any depreciation of Target Fund assets due to market events and conditions;

(k)       All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Target Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(l)       The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Target Trust, on behalf of the Target Fund, and subject to the approval of the shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)       Within a timeframe mutually agreeable to the parties, the Target Fund will provide the Acquiring Fund with such information relating to the Target Fund as is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b)) in connection with the meeting of shareholders of the Target Fund to approve this Agreement and such information, as of the date provided through the date of the meeting of shareholders of the Target Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Trust for use therein;

(n)       The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(o)       The Target Fund has no unamortized or unpaid organizational fees or expenses;

(p)       Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Fund, the Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(q)       The Acquiring Fund Shares (and cash in lieu of fractional shares, if any) to be issued pursuant to the terms of this Agreement are not being acquired by the Target Fund for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement;

(r)       On the Closing Date, all Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Target Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, "Tax" or "Taxes" means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. "Return" means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(s)       The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The consummation of the transaction contemplated by the Agreement will not cause the Target Fund to fail to be qualified as a regulated investment company as of the Closing Date. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Target Fund has been eligible to and has computed its federal income tax under Section 852 of the Code, and has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code;

(t)       Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (r) or (s) of this Section 4.1;

(u)       The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(v)       The Target Fund is in compliance in all material respects with applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder;

(w)       The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder;

(x)       The Target Fund has maintained since formation its October 31 fiscal year-end for U.S. federal income tax purposes, and has never changed its October 31 fiscal year-end for U.S. federal income tax purposes, by for example, filing Internal Revenue Service Form 1128 "Application to Adopt, Change, or retain a Tax Year"; and

(y)       The tax representation certificate to be delivered by the Target Trust, on behalf of the Target Fund, to Morgan, Lewis & Bockius LLP at the Closing pursuant to Section 7.1(g) hereof (the "Target Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

4.2       The Acquiring Trust, on behalf of each Acquiring Fund, represents and warrants to the Target Trust and to each Acquiring Fund’s corresponding Target Fund as follows:

(a)       The Acquiring Fund is duly organized as a series of the Acquiring Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, with power under its Governing Documents, to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted, and to enter into this Agreement and perform its obligations hereunder.

(b)       The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c)       Prior to the Closing, the registration of the Acquiring Fund Shares to be issued in the Reorganization under the 1933 Act will be in full force and effect;

(d)       No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and the Acquiring Trust of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date) under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(e)       The prospectuses and statements of additional information of the Acquiring Fund, including supplements thereto, to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(f)       The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Acquiring Trust’s Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Trust is a party or by which it is bound;

(g)       Except as otherwise disclosed in writing to and accepted by or on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Acquiring Trust’s knowledge, threatened against the Acquiring Trust or the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Trust’s or the Acquiring Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Acquiring Trust, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)       By the Closing, the Acquiring Trust’s board of trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence operations as a registered open-end management investment company, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring Fund;

(i)       No consideration other than the Acquiring Fund Shares (and cash in lieu of fractional shares, if any), and the Acquiring Fund’s assumption of the Target Fund’s Liabilities, will be issued in exchange for the Target Fund’s assets in the Reorganization;

(j)       The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the board of the trustees of the Acquiring Trust, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k)       The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Trust and the Acquiring Fund;

(l)       The information provided by the Acquiring Fund for use in the N-14 Registration Statement (as defined in Section 5.1(b)) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which such statements were made, not misleading, on the effective date of such N-14 Registration Statement, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein; and

(m)       The Acquiring Fund (i) will elect to be taxed as a regulated investment company under Subchapter M of the Code, will qualify for the tax treatment afforded regulated investment companies under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for subsequent taxable years, (ii) will be eligible to compute its federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date. The Acquiring Fund has not taken any action, caused any action to be taken, or caused any action to fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company for the taxable year that includes the Closing Date; and

(n)       The tax representation certificate to be delivered by the Acquiring Trust, on behalf of the Acquiring Fund, to Morgan, Lewis & Bockius LLP at the Closing pursuant to Section 6.1(f) hereof (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.	COVENANTS OF EACH ACQUIRING FUND, EACH TARGET FUND AND THE ADVISER

5.1       With respect to each Reorganization:

(a)       The Target Fund: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business for the Target Fund may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall not have commenced operations, prepared books of account and related records or financial statements or issued any shares except for those operations commenced, books of accounts and related records or financial statements prepared or shares issued in connection with a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals.

(b)       The parties hereto shall cooperate in preparing, and the Acquiring Trust shall file with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund Shares to be issued in connection with the Reorganization and include a proxy statement with respect to the votes of the shareholders of the Target Fund to approve the Reorganization and such other matters to which as the parties may agree (the "N-14 Registration Statement").

(c)       The Target Trust will call a meeting of the shareholders of the Target Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

(d)       The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

(e)       The Target Trust, on behalf of the Target Fund, will provide the corresponding Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as the Acquiring Trust may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of Assets (the "Target Fund Shareholder Documentation"), certified by its transfer agent or its President or Vice-President to their knowledge and belief, (3) the tax books and records of the Target Fund (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (4) all FASB ASC 740 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the "FIN 48 Workpapers"). The foregoing information is to be provided within such timeframes as is mutually agreed by the parties.

(f)       Subject to the provisions of this Agreement, each party will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement. In particular, the Target Trust and the Target Fund Adviser each covenants that it will, as and when reasonably requested by the Acquiring Fund, exercise commercially reasonable effort to execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Target Fund’s assets and otherwise to carry out the intent and purpose of this Agreement.

(g)       Promptly after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d) hereof.

(h)       It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Morgan Lewis & Bockius LLP to render the tax opinion contemplated in this Agreement.

(i)       Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.

(j)       The Target Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (1) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.

(k)       The Target Trust, on behalf of the Target Fund, agrees that the acquisition of all Assets and assumption of the Liabilities of the Target Fund by the Acquiring Trust, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim. For the avoidance of all doubt, the Target Trust hereby assigns to the Acquiring Trust all assignable rights, causes of action, and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

(l)       As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, (i) a statement of the earnings and profits and capital loss carryovers of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Target Trust’s President and Treasurer and (ii) a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Target Trust, as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request.

(m)       The Target Trust agrees that the liquidation of the Target Fund will be effected in the manner provided in the Target Trust’s Governing Documents in accordance with applicable law, and that on and after the Closing Date, the Target Fund shall not conduct any business except in connection with its immediate liquidation.

(n)       Neither Target Fund nor Acquiring Fund shall take any action that is inconsistent with the representations set forth herein or, with respect to the Target Fund or Target Trust, in the Target Fund Tax Representation Certificate and, with respect to the Acquiring Fund, in the Acquiring Fund Tax Representation Certificate.

(o)       The Acquiring Fund Adviser and/or the Target Fund Adviser shall obtain for each of the Target Funds a "tail" insurance policy with respect to directors’ and officers’ liability and errors and omissions insurance having a term of six years from the Closing Date of the type and with the amount of coverage reasonably satisfactory to the members of the board of trustees of the Target Trust.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND

6.1       With respect to each Reorganization, the obligations of the Target Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the performance by the Acquiring Trust and the corresponding Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

(a)       All representations and warranties of the Acquiring Fund and the Acquiring Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b)       The Acquiring Trust shall have delivered to the Target Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c)       The Acquiring Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust and the Acquiring Fund, on or before the Closing Date;

(d)       The Board of Trustees of the Acquiring Trust shall have approved this Agreement and the transactions contemplated hereby;

(e)       The Target Trust shall have received a favorable opinion of Morgan, Lewis & Bockius LLP, counsel to the Acquiring Trust, dated the Closing Date and in a form satisfactory to the Target Trust, to the following effect:

(i)       The Acquiring Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Acquiring Trust;

(ii)       This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Trust and, assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Acquiring Trust enforceable against the Acquiring Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii)       The Acquiring Fund Shares to be issued for transfer to the Target Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(iv)       The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust of its obligations hereunder will not, violate the Acquiring Trust’s organizational documents;

(v)       The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(vi)       Except as disclosed in writing to the Target Trust, such counsel knows of no material legal proceedings pending against the Acquiring Fund or the Acquiring Trust; and

(vii)       To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust of the transactions contemplated by this Agreement except such as have been obtained.

(f)       In connection with the opinion contemplated by Section 6.1(e) of this Agreement, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Acquiring Trust; and

(g)       The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Target Trust and Morgan, Lewis & Bockius LLP an Acquiring Fund Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP, in a form mutually acceptable to the Acquiring Trust and the Target Trust, concerning certain tax-related matters.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND

7.1       With respect to each Reorganization, the obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Target Trust and the corresponding Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a)       All representations and warranties of the Target Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b)       The Target Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c)       The Target Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Trust (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Target Trust, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, (iv) the Statement of Assets and Liabilities and (v) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;

(d)       The Target Custodian shall have delivered the certificate contemplated by Section 3.2(b) of this Agreement, duly executed by an authorized officer of the Target Custodian;

(e)       The Target Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Trust and the Target Fund, on or before the Closing Date;

(f)       The Board of Trustees of the Target Trust shall have approved this Agreement and the transactions contemplated hereby;

(g)       The Acquiring Entity shall have received a favorable opinion of Morgan, Lewis & Bockius LLP, counsel to the Target Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

(i)       The Target Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and the Target Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Target Entity;

(ii)       This Agreement has been duly authorized, executed and delivered on behalf of the Target Trust and, assuming the N-14 Registration Statement complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Target Trust enforceable against the Target Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii)       The Target Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Target Fund will have duly transferred such assets to the Acquiring Fund;

(iv)       The execution and delivery of this Agreement did not, and the performance by the Target Trust of its obligations hereunder will not, violate the Target Trust’s organizational documents;

(v)       The Target Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(vi)       Except as disclosed in writing to the Acquiring Trust, such counsel knows of no material legal proceedings pending against the Target Trust; and

(vii)       To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Trust of the transactions contemplated by this Agreement except such as have been obtained; and

(h)       In connection with the opinions contemplated by Section 7.1(g) of this Agreement, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Target Entity; and

(i)       The Target Trust, on behalf of the Target Fund, shall have delivered to Morgan, Lewis & Bockius LLP a Target Fund Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP, in a form mutually acceptable to the Target Trust and the Acquiring Trust, concerning certain tax-related matters.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND AND THE TARGET FUND

With respect to each Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the corresponding Acquiring Fund, the Acquiring Trust or Target Trust, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1       The Agreement shall have been approved by the requisite vote of the Board of Trustees of each of the Acquiring Trust and the Target Trust and by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Trust’s Governing Documents, Delaware law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;

8.2       On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Trust’s or the Acquiring Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3       All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4       Each of the N-14 Registration Statement, and the amendment to the Acquiring Trust’s registration statement on Form N-1A filed with the Commission for purposes of registering the offering of shares of the Acquiring Funds under the 1933 Act (the "N-1A Registration Statement"), shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and

8.5       The Target Trust and the Acquiring Trust shall have received on or before the Closing Date an opinion of Morgan, Lewis & Bockius LLP in form and substance reasonably acceptable to the Target Trust and the Acquiring Trust, as to the matters set forth on Schedule 8.5. In rendering such opinion, Morgan, Lewis & Bockius LLP may request and rely upon such representations and certifications contained in the Acquiring Fund Tax Representation Certificate and the Target Fund Tax Representation Certificate and representations and certifications of others as it may reasonably request, and the officers of the Target Trust and the Acquiring Trust will cooperate to make and certify the accuracy of such representations contained in the Acquiring Fund Tax Representation Certificate and the Target Fund Tax Representation Certificate. The foregoing opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. The foregoing opinion may state that no opinion is expressed as to any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.5.

9.	FEES AND EXPENSES

9.1       The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2       Except as specifically provided for herein, with respect to each Reorganization, all costs, fees and expenses incurred in connection with the transactions contemplated herein, whether or not consummated, shall be borne equally by the Target Fund Adviser and Acquiring Fund Adviser. The costs of the Reorganization shall include, but shall not be limited to, [costs associated with organizing the Acquiring Funds and preparing the N-1A Registration Statement,] preparing, printing and distributing the N-14 Registration Statement for the Reorganization, soliciting Target Fund shareholders and holding shareholders’ meetings (and adjournments thereof), and legal and accounting fees in connection with the foregoing. For the avoidance of doubt, neither the Acquiring Fund nor the Target Fund will bear the expenses relating to the Reorganization.

10.	COOPERATION AND EXCHANGE OF INFORMATION

With respect to each Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Trust and the Acquiring Trust will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Trust shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

If applicable, the Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust have concluded that, based on their evaluation of the effectiveness of the Target Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance that information provided by the Target Trust to the Acquiring Trust with respect to the Target Fund’s operations prior to the Closing that is required to be disclosed by the Acquiring Trust on Forms N-CSR and N-Q or any forms adopted by the Commission in replacement of Forms N-CSR or N-Q.

11.	INDEMNIFICATION

With respect to each Reorganization:

11.1       The Acquiring Fund agrees to indemnify and hold harmless the Target Fund and each of the Target Fund’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Target Fund or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) insofar as they relate to the Reorganization, any material error, material omission, material misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Trust or the members of the Acquiring Trust’s Board of Trustees or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Trust is not in violation of any applicable law or otherwise prohibited as a result of any applicable order or decree issued by a governing regulatory authority or court of competent jurisdiction.

11.2       The Target Fund, out of its assets (including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies) agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any (a) breach by a Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement; or (b) insofar as they relate to the Reorganization, any material error, material omission, material misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Target Trust or the members of the Target Trust’s Board of Trustees or its officers prior to the Closing Date, provided that such indemnification by the Target Trust is not in violation of any applicable law or otherwise prohibited as a result of any applicable order or decree issued by a governing regulatory authority or court of competent jurisdiction.

12.	ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

12.1       Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2       The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by (i) mutual agreement of the Acquiring Trust and the Target Trust; (ii) by either the Acquiring Trust or the Target Trust if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith; (iii) by the Acquiring Trust if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Acquiring Trust; or (iv) by the Target Trust if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Target Trust. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for any such material breach or intentional misrepresentation, as to which all remedies at law or in equity of the party adversely affected shall survive.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

15.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; PUBLICITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS

15.1       The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2       This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.

15.3       This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4       This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

15.5       It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of (a) each Target Fund or its corresponding Acquiring Fund, as applicable, as provided in their respective Governing Documents and (b) the other parties. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

15.6       Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

15.7       Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

15.8       A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.

15.9       Notwithstanding any other provision of this Agreement, the requirement to deliver a certificate at Closing may be waived by the party to which it is required to be delivered.

16.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

For Acquiring Trust and Acquiring Fund Adviser:

Siren ETF Trust/SRN Advisors, LLC

2600 Philmont Avenue, Suite 215

Huntingdon Valley, PA 19006

Attn: Mr. Scott Freeze

Email: sfreeze@srnadvisors.com

For Target Trust and Target Adviser:

Reality Shares ETF Trust/Reality Shares Advisors, LLC

402 West Broadway, Suite 2800

San Diego, CA 92101

Attn: Mr. Eric Ervin

Email: eervin@realityshares.com

[Signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth above.

Reality Shares ETF Trust,

severally and not jointly on behalf of its series, the Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF and Reality Shares Nasdaq NexGen Economy ETF

Siren ETF Trust, severally and not jointly on behalf of its series, the Siren DIVCON Leaders Dividend ETF, Siren DIVCON Dividend Defender ETF and Siren Nasdaq NexGen Economy ETF

By:		By:
Name:	Eric Ervin	Name:	Scott Freeze
Title:	President	Title:	President

Reality Shares Advisors, LLC, solely for the purposes of Sections 5.1(f) and 9.2 of this Agreement		SRN Advisors, LLC, solely for the purposes of Section 9.2 of this Agreement

By:		By:
Name:	Eric Ervin	Name:	Scott Freeze
Title:	President	Title:	President

- Signature Page -

Agreement and Declaration of Trust

Schedule 8.5

Tax Opinions

With respect to each Reorganization for federal income tax purposes:

i.	The acquisition by each Acquiring Fund of all of the assets of its corresponding Target Fund, as provided for in the Agreement, in exchange for such Acquiring Fund Shares (and cash in lieu of fractional shares, if any) and the assumption by such Acquiring Fund of all of the liabilities of its corresponding Target Fund, followed by the distribution by such Target Fund to its shareholders of such Acquiring Fund Shares (and cash in lieu of fractional shares, if any) in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and its corresponding Acquiring Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

ii.	No gain or loss will be recognized by a Target Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by its corresponding Acquiring Fund in exchange solely for such Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of "section 1256 contracts" as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (i) as a result of the closing of such Target Fund’ taxable year or (ii) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

iii.	No gain or loss will be recognized by a Acquiring Fund upon the receipt by it of all of the assets of its corresponding Target Fund in exchange solely for the assumption of all of the liabilities of such corresponding Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

iv.	No gain or loss will be recognized by a Target Fund upon the distribution of its corresponding Acquiring Fund Shares by such Target Fund to shareholders of the Target Fund in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.

v.	The tax basis of the assets of a Target Fund received by its corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of such Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

vi.	The holding periods of the assets of a Target Fund in the hands of its corresponding Acquiring Fund will include the periods during which such assets were held by such Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the corresponding Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

vii.	No gain or loss will be recognized by the shareholders of a Target Fund upon the exchange of all of their Target Fund Shares solely for its corresponding Acquiring Fund Shares (except with respect to cash, if any, received in lieu of fractional shares) pursuant to Section 354(a) of the Code.

viii.	The aggregate tax basis of Acquiring Fund Shares received by a shareholder of the corresponding Target Fund will be the same as the aggregate tax basis of such Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

ix.	The holding period of the Acquiring Fund Shares received by a shareholder of the corresponding Target Fund will include the holding period of such Target Fund Shares exchanged therefor, provided that the shareholder held such Target Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

EXHIBIT C

OWNERSHIP OF THE TARGET FUNDS

Significant Holders

The following table shows, as of the Record Date, the accounts of each Target Fund that own of record 5% or more of the Target Fund. Unless otherwise indicated, the Target Trust has no knowledge of beneficial ownership.

Reality Shares DIVCON Leaders Dividend ETF
Name and Address	% of Shares
[____]	[____]%

Reality Shares DIVCON Dividend Defender ETF
Name and Address	% of Shares
[____]	[____]%

Reality Shares Nasdaq NexGen Economy ETF
Name and Address	% of Shares
[____]	[____]%

C-1

STATEMENT OF ADDITIONAL INFORMATION
to the

Registration Statement on Form N-14 Filed by:

Siren ETF Trust

on behalf of its series

Siren DIVCON Leaders Dividend ETF

Siren DIVCON Dividend Defender ETF

and

Siren Nasdaq NexGen Economy ETF

2600 Philmont Avenue, Suite 215

Huntingdon Valley, PA 19006

(215) 914-1970

Relating to the [Thursday, October 15], 2020 Joint Special Meeting of Shareholders of

Reality Shares DIVCON Leaders Dividend ETF

Reality Shares DIVCON Dividend Defender ETF

and

Reality Shares Nasdaq NexGen Economy ETF,

each a series of Reality Shares ETF Trust

[September 15], 2020

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated [September 15], 2020, relating specifically to the Joint Special Meeting of Shareholders of the Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF and Reality Shares Nasdaq NexGen Economy ETF to be held on [Thursday, October 15], 2020 (the “Proxy Statement/Prospectus”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to Siren ETF Trust, 2600 Philmont Avenue, Suite 215, Huntingdon Valley, PA 19006, or by calling (215) 914-1970.

Page
General Information	1
Incorporation of Documents by Reference into the Statement of Additional Information	1
Additional Information about the Acquiring Funds	1
Pro Forma Financial Information	1
Exhibit A: Additional Information Regarding the Acquiring Funds

General Information

Target Funds	Acquiring Funds
Reality Shares DIVCON Leaders Dividend ETF Reality Shares DIVCON Dividend Defender ETF and Reality Shares Nasdaq NexGen Economy ETF, each a series of Reality Shares ETF Trust	Siren DIVCON Leaders Dividend ETF Siren DIVCON Dividend Defender ETF and Siren Nasdaq NexGen Economy ETF, each a series of Siren ETF Trust

This Statement of Additional Information relates to (a) the acquisition of all of the assets and assumption of all of the liabilities of each Target Fund by its corresponding Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (each, a “Reorganization,” and together, the “Reorganizations”). Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this Statement of Additional Information.

Incorporation of Documents by Reference into the Statement of Additional Information

This Statement of Additional Information incorporates by reference the following documents, which have been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

1.	Statement of Additional Information dated February 28, 2020 as supplemented, for the Target Funds (“Target Funds SAI”); and

2.	The Target Funds’ audited financial statements and related report of the independent registered public accounting firm included in the Target Funds’ Annual Report to Shareholders for the fiscal year ended October 31, 2019 (the “Target Funds Annual Report”). No other parts of the Target Funds Annual Report are incorporated herein by reference.

3.	The Target Funds’ unaudited financial statements included in the Target Funds' Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2020 (the “Target Funds Semi-Annual Report”). No other parts of the Target Funds Semi-Annual Report are incorporated herein by reference.

Because the Acquiring Funds have not yet commenced investment operations, the Acquiring Funds have not published annual or semi-annual reports to shareholders.

Additional Information about the Acquiring Funds

Attached hereto as Exhibit A is Additional Information Regarding the Acquiring Funds.

Pro Forma Financial Information

Pro forma financial information has not been prepared for the Reorganizations because the Acquiring Funds are newly organized shell series with no assets or liabilities that will commence investment operations upon completion of the Reorganizations and continue the operations of the Target Funds. The Target Fund will be the accounting survivor of each Reorganization.

 1

Exhibit A: Additional Information Regarding the Acquiring Funds

SIREN DIVCON LEADERS DIVIDEND ETF

(Ticker Symbol: [____])

SIREN DIVCON DIVIDEND DEFENDER ETF

(Ticker Symbol: [____])

SIREN NASDAQ NEXGEN ECONOMY ETF

(Ticker Symbol: [____])

each, a series of

SIREN ETF Trust

Investment Adviser:

SRN ADVISORS, LLC

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of Siren ETF Trust (the “Trust”) and the Siren DIVCON Leaders Dividend ETF, Siren DIVCON Dividend Defender ETF and Siren Nasdaq NexGen Economy ETF (each, a “Fund” and collectively, the “Funds”). This SAI is incorporated by reference into and should be read in conjunction with the Funds’ prospectus, dated [date], 2020, as it may be amended from time to time (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. The most recent Annual Report for the Predecessor Funds (as defined below), which includes the Predecessor Funds’ audited financial statements dated October 31, 2019, is incorporated by reference into this SAI. Shareholders may obtain copies of the Prospectus or the Predecessor Funds’ annual or semi-annual reports free of charge by writing to the Trust at 2600 Philmont Avenue, Suite 215, Huntingdon Valley, Pennsylvania 19006, or by calling the Trust at (866) 829-5457.

GLOSSARY OF TERMS	[ ]
GENERAL INFORMATION ABOUT THE TRUST	[ ]
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS	[ ]
INVESTMENT LIMITATIONS	[ ]
CONTINUOUS OFFERING	[ ]
EXCHANGE LISTING AND TRADING	[ ]
THE ADVISER	[ ]
THE PORTFOLIO MANAGER	[ ]
THE ADMINISTRATOR AND TRANSFER AGENT	[ ]
THE CUSTODIAN	[ ]
THE DISTRIBUTOR	[ ]
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	[ ]
LEGAL COUNSEL	[ ]
TRUSTEES AND OFFICERS OF THE TRUST	[ ]
PAYMENTS TO FINANCIAL INTERMEDIARIES	[ ]
BOOK ENTRY ONLY SYSTEM	[ ]
PURCHASE AND REDEMPTION OF CREATION UNITS	[ ]
DETERMINATION OF NET ASSET VALUE	[ ]
PROXY VOTING POLICIES AND PROCEDURES	[ ]
TAXES	[ ]
BROKERAGE TRANSACTIONS	[ ]
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	[ ]
ADDITIONAL INFORMATION CONCERNING THE TRUST	[ ]
LIMITATION OF TRUSTEES’ LIABILITY	[ ]
CODES OF ETHICS	[ ]
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	[ ]
APPENDIX A – DESCRIPTION OF RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B-1

GLOSSARY OF TERMS

The following terms are used throughout this SAI, and have the meanings set forth below. Any terms used but not defined herein have the meaning ascribed to them in the Funds’ Prospectus or as otherwise defined in this SAI.

Term	Definition
1933 Act	Securities Act of 1933, as amended
1940 Act	Investment Company Act of 1940, as amended
ADRs	American Depositary Receipts
Board	The Trust’s Board of Trustees
CDRs	Continental Depositary Receipts
CFTC	Commodities Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
Confidential Information	Material, non-public information
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protections Act
EDRs	European Depositary Receipts
ETFs	Exchange-Traded Funds
ETNs	Exchange-Traded Notes
ETPs	Exchange-Traded Products
EU	European Union
Fannie Mae	Federal National Mortgage Association
FHA	Federal Housing Administration
Freddie Mac	Federal Home Loan Mortgage Corporation
GDRs	Global Depositary Receipts
GNMA	Government National Mortgage Association
IFA	Insurance Funding Agreement
IRS	Internal Revenue Service
LIBOR	London Interbank Offered Rate
Moody’s	Moody’s Investors Service, Inc.
NAV	Net Asset Value
NDFs	Non-Deliverable Forwards
NRSRO	Nationally Recognized Statistical Rating Organization
OTC	Over-the-Counter
PIPEs	Private Investments in Public Equity
REITs	Real Estate Investment Trusts
REMICs	Real Estate Mortgage Investment Conduits
REOCs	Real Estate Operating Companies
RIC	Regulated Investment Company
S&P	Standard & Poor’s Rating Group
SEC	U.S. Securities and Exchange Commission
STRIPS	Separately Traded Registered Interest and Principal Securities
TRs	Treasury Receipts
UK	United Kingdom

GENERAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Delaware statutory trust on October 25, 2019. The Trust is an open-end management investment company registered under the 1940 Act that currently consists of four investment portfolios (i.e., funds). The Trust is permitted to offer separate funds and different classes of shares, and additional funds and classes of shares may be created from time to time. Each Fund will have its own assets and liabilities. All payments received by the Trust for shares of a Fund belong to the Fund.

The shares of the Funds are listed on The NASDAQ Stock Market, LLC (the “Exchange”). The shares of the Funds will trade on the Exchange, and other secondary markets, at market prices that may be below, at, or above the NAV of the Funds. Each Fund issues and redeems shares at NAV only in aggregated lots of 25,000 shares or more (each, a “Creation Unit”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. The Siren DIVCON Leaders Dividend ETF seeks long-term capital appreciation by tracking the performance, before fees and expenses, of the Siren DIVCON Leaders Dividend Index (the “Leaders Index”). The Siren DIVCON Dividend Defender ETF seeks long-term capital appreciation by tracking the performance, before fees and expenses, of the Siren DIVCON Dividend Defender Index (the “Defender Index”). The Siren Nasdaq NexGen Economy ETF seeks long-term growth by tracking the investment returns, before fees and expenses, of the Siren Nasdaq Blockchain Economy Index (the “NexGen Index” and together with the Leaders Index and Defender Index, the “Indexes” and each, an “Index”).

HISTORY OF THE FUNDS

The Siren DIVCON Leaders Dividend ETF is the successor to the Reality Shares DIVCON Leaders Dividend ETF (the “Predecessor Leaders Fund”), the Siren DIVCON Dividend Defender ETF is the successor to the Reality Shares DIVCON Dividend Defender ETF (the “Predecessor Defender Fund”) and the Siren Nasdaq NexGen Economy ETF is the successor to the Reality Shares Nasdaq NexGen Economy ETF (the “Predecessor NexGen Fund” and, together with the Predecessor Leaders Fund and the Predecessor Defender Fund, the “Predecessor Funds”). The Predecessor Funds were managed by Reality Shares Advisors, LLC, the Predecessor Funds’ investment adviser (the “Predecessor Adviser”), prior to their acquisition by the Adviser. The Predecessor Leaders Fund, the Predecessor Defender Fund and the Predecessor NexGen Fund had substantially similar investment objectives, investment strategies, policies and restrictions as those of the Siren DIVCON Leaders Dividend ETF, the Siren DIVCON Dividend Defender ETF and the Siren Nasdaq NexGen Economy ETF, respectively.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices of the Funds, including those discussed in the Prospectus and the associated risk factors. A Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the Adviser, such investments or investment practices will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. The Adviser may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by a Fund’s stated investment policies, including those stated below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund’s investment objective.

AMERICAN DEPOSITARY RECEIPTS—ADRs, as well as other “hybrid” forms of ADRs, including EDRs, CDRs and GDRs, are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer. Typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depositary and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

COMMERCIAL PAPER—Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance generally not exceeding 270 days. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

CRYPTOCURRENCY RISK—The Siren Nasdaq NexGen Economy ETF’s investments may expose it to the risks associated with investing in cryptocurrencies. Because of the complex nature of cryptocurrencies, an investor in the Fund may face numerous risks that may not be present in other investments, including the risk that: the websites that facilitate the transfer of a cryptocurrency could fail; the decentralized, open source protocol of the peer-to-peer cryptocurrency computer network could be affected by Internet connectivity disruptions, fraud or cybersecurity attacks; such network may not be adequately maintained by its participants; because cryptocurrency is a new technological innovation with a limited history, it is a highly speculative asset; future regulatory actions or policies may limit the ability to exchange a cryptocurrency or utilize it for payments; the price of a cryptocurrency may be impacted by the transactions of a small number of holders of such cryptocurrency; and that a cryptocurrency will decline in popularity, acceptance or use, thereby impairing its price.

DERIVATIVES—In an attempt to reduce systemic and counterparty risks associated with OTC derivatives transactions, the Dodd-Frank Act requires that a substantial portion of OTC derivatives be executed in regulated markets and submitted for clearing to regulated clearinghouses. The CFTC also requires a substantial portion of derivative transactions that have historically been executed on a bilateral basis in the OTC markets to be executed through a regulated swap execution facility or designated contract market. The SEC is expected to impose a similar requirement with respect to security-based swaps. Such requirements could limit the ability of a Fund to invest or remain invested in derivatives and may make it more difficult and costly for investment funds, including the Fund, to enter into highly tailored or customized transactions. They may also render certain strategies in which a Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.

OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or CFTC-mandated margin requirements. The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. Under recently-adopted regulations by the CFTC and federal banking regulators, the Funds are required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of their uncleared swaps. These rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions. However, due to the compliance timeline within these rules, it is unlikely that the Funds will be required to comply with such initial margin requirements until March 1, 2020. In the event a Fund is required to post collateral in the form of initial margin in respect of its uncleared swap transactions, all such collateral will be posted with a third party custodian pursuant to a triparty custody agreement between the Fund, its dealer counterparty and an unaffiliated custodian.

Although the Dodd-Frank Act requires many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearinghouse, certain of the derivatives that may be traded by a Fund may remain principal-to-principal or OTC contracts between the Fund and third parties. The risk of counterparty non-performance can be significant in the case of these OTC instruments, and “bid-ask” spreads may be unusually wide in these markets. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be complex, may include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty’s failure to meet its financial obligations), as further discussed below; (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party’s legal capacity to enter into it could render the transaction unenforceable, and the insolvency or bankruptcy of a counterparty could pre-empt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate derivative transactions); (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

Dealers and major swap participants with whom the Funds may trade will be subject to minimum capital and margin requirements. These requirements may apply irrespective of whether the OTC derivatives in question are traded bilaterally or cleared. OTC derivatives dealers are subject to business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for OTC derivative dealers, which are likely to be passed along, at least partially, to market participants in the form of higher fees or less advantageous dealer marks. The full impact of the Dodd-Frank Act on the Funds remains uncertain, and it is unclear how the OTC derivatives markets will ultimately adapt to this new regulatory regime.

More information about particular types of derivatives instruments is included below in the sections titled “Forward Foreign Currency Contracts,” “Futures Contracts and Options on Futures Contracts,” “Options” and “Swaps, Caps, Floors, Collars and Swaptions.”

EQUITY SECURITIES—Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock.

In general, investments in equity securities are subject to market risks, which may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate. The Funds purchase and sell equity securities in various ways, including through recognized foreign exchanges, registered exchanges in the United States or the OTC market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. A Fund may purchase preferred stock of all ratings as well as unrated stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged by the holder or by the issuer into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields that are higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk and are often lower-quality securities. If a Fund invests in convertible securities, then it may purchase convertible securities of all ratings, as well as unrated securities.

Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management associated with small and medium capitalization companies. The securities of small and medium capitalization companies typically have lower trading volumes than large capitalization companies and consequently are often less liquid. Such securities may also have less market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

FOREIGN SECURITIES AND EMERGING AND FRONTIER MARKETS—Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices that differ from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally, subject to less government supervision and regulation and different accounting treatment than those in the United States. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund’s investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

A Fund’s investments in emerging and frontier markets can be considered speculative and therefore may offer higher potential for gains and losses than investments in developed markets. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economies of such countries or investments in such countries. “Frontier market countries” are a subset of emerging market countries with even smaller national economies, so these risks may be magnified further. The economies of emerging and frontier countries are generally heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries. Although all of these risks are generally heightened with respect to frontier market countries, they also apply to emerging market countries.

In addition to the risks of investing in debt securities of emerging and frontier markets, a Fund’s investment in government or government-related securities of emerging and frontier market countries and restructured debt instruments in emerging and frontier markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

Investments in the United Kingdom. On June 23, 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (the “EU”) (commonly known as “Brexit”), which led to significant global market volatility, as well as political, economic, and legal uncertainty. On January 31, 2020, the UK left the EU and entered into a transition period scheduled to last until December 31, 2020. There is still considerable uncertainty regarding the potential consequences of Brexit, including with respect to the negotiations of new trade agreements during the transition period and whether Brexit will have a negative impact on the UK, the broader global economy or the value of the British pound sterling. UK businesses are increasingly preparing for a disorderly Brexit because of the risks that trade negotiations between the UK and the EU may not be completed by the end of the transition period or the outcomes of such negotiations may be undesirable. Brexit may cause both the British pound sterling and the Euro to depreciate in relation to the U.S. dollar, which could adversely affect a Fund’s investments denominated in British pound sterling or Euros that are not fully hedged, irrespective of the performance of the underlying issuer. As a result of Brexit, the UK may be less stable than it has been in recent years, and investments in the UK may be difficult to value or subject to greater or more frequent volatility. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while a new relationship between the UK and the EU is defined and the UK determines which EU laws to replace or replicate. Further, Brexit may cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets. The UK and European economies and the broader global economy could be significantly impacted during this period of uncertainty, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally that could potentially have an adverse effect on the value of a Fund’s investments.

Risk Factors Regarding China. China is generally considered to be an emerging market economy. Economic, social and political conditions and policy in surrounding Asian countries may significantly affect the Chinese economy. The Chinese economy differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources.

The Chinese government has implemented economic reform measures designed to improve the utilization of market forces in the development of the economy of China and a high level of management autonomy, although the majority of productive assets in China are still owned by the Chinese government. The Chinese economy has grown significantly during the past 20 years and has experienced advances in social progress, but growth has been accompanied by periods of high inflation and has been uneven both geographically and among various sectors of the economy. There can be no assurance that the Chinese government will continue to pursue economic reforms policies or, if it does, that those policies will continue to be successful. Any such adjustment and modification of those economic policies may have an adverse impact on the Chinese securities markets and the Fund’s investments.

The Chinese government may take action to control economic growth, which may also have an adverse impact on the Fund’ performance. Political changes, social instability and adverse diplomatic developments in China could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of the Fund’s portfolio securities. The growth in the Chinese economy may slow significantly and unexpectedly. The laws, regulations, including the investment regulations allowing foreign investment in Chinese securities, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio.

The Chinese government continues to participate in many economic sectors through resource allocation, ownership positions and regulation. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy, and may introduce new laws and regulations that have an adverse effect on the Fund. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and the Fund’s investments.

As an export-driven economy that is highly dependent upon trade, an economic downturn in the economies of its trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. Further, an economic downturn in other significant global economies may cause a downturn in the Chinese economy, which would negatively impact the Fund’s investments.

Chinese laws and regulations affecting securities markets are relatively new and evolving and may not be as well developed as those of developed countries. Enforcement of these regulations involve significant uncertainties. There can be no assurances that changes in such laws and regulations, their interpretation or their enforcement will not have a material adverse effect on their business operations or on the Fund.

Entities that have been privatized by the Chinese government may lose money and/or be re-nationalized, and, as such, an investment in the Fund involves a risk of total loss. A small number of issuers may represent a large portion of the entire Chinese securities market. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility. These risks may be more pronounced for the A Share market than for Chinese equity securities markets generally because the A Share market is subject to greater government restrictions and control, including the risk of nationalization or expropriation of private assets which could result in a total loss of an investment in the Fund.

The Chinese government may be required to approve repatriations of gains and income on Chinese securities.

The Shanghai and Shenzhen Stock Exchanges, which are the two stock exchanges in mainland China, are substantially smaller, less liquid and more volatile than the major securities markets in the United States.

Risk Factors Regarding Japan. After three decades of strong economic growth, Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. Recently, the growth of Japan’s economy has lagged that of its Asian neighbors and other major developed economies, and uncertainties about its recovery remain. Going forward, Japan’s economy faces several concerns, including huge government debt, high unemployment, an aging and shrinking population, an unstable financial sector, and low domestic consumption.

Japanese unemployment levels and the aging and shrinking population have become areas of increasing concern. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness. Also of concern are Japan’s trade surpluses. As a trade-dependent nation long used to high levels of government protection, it is unclear how the Japanese economy will react to the potential adoption of the trade liberalization measures promoted by their trading partners. Japan’s heavy dependence on international trade has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic condition of its trading partners. Japan’s high volume of exports has caused trade tensions, particularly with the Unites States. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan’s economy. Additionally, the Japanese yen has fluctuated widely at times and the strength of the yen itself may prove an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Since the Japanese economy is so dependent on exports, any fall off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

The most pressing need for action is financial sector reform and securing public support for taxpayer-funded bailouts, although internal conflict over the proper way to reform has stifled progress. Banks, in particular, must dispose of their bad loans and trim their balance sheets in preparation for greater competition from foreign institutions as more areas of the financial sector are opened. In addition, the Japanese securities markets are less regulated than the U.S. markets, shareholders’ rights are not always enforced, and evidence has emerged of instances of distortion of market prices to serve political or other purposes. Successful financial sector reform would allow Japan’s financial institutions to act as a catalyst for economic recovery at home and across the Asian region.

Because Japan’s economy and equity market share a strong correlation with the U.S. markets, the Japanese economy may be affected by economic problems in the United States. Japan also has growing economic relationships with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries. For instance, Japan is particularly susceptible to the slowing economic growth in China, Japan’s second largest export market. Despite a strengthening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained in recent years, and an increase in tension could adversely affect the economy and destabilize the region as a whole. Japanese securities may also be subject to a lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States.

The natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative effect on Japan’s economy and its nuclear energy industry, and may continue to do so. The risks of natural disasters occurring, and the resulting damage, continue to exist and could have a severe and negative impact on a fund’s holdings in Japanese securities. Japan also has one of the world’s highest population densities, and a natural disaster centered in or near Tokyo, Osaka, or Nagoya could have a particularly devastating effect on Japan’s financial markets. Additionally, Japan has few natural resources and remains heavily dependent on oil imports. Any fluctuation or shortage in the commodity markets could have a negative impact on Japanese securities.

Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea and China. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy, particularly in times of crisis.

FORWARD FOREIGN CURRENCY CONTRACTS—A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date or range of future dates (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party’s profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by “rolling” it over prior to the originally scheduled settlement date. A Fund may use forward contracts for cash equitization purposes, which allows the Fund to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

A Fund may use currency instruments as part of a hedging strategy, as described below.

Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into transaction hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. A Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (called “position hedging”). A Fund may use position hedging when the Adviser reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation because the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures.

Cross Hedges. A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

Proxy Hedges. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund’s portfolio securities are, or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.

In addition to the hedging transactions described above, a Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Unless consistent with and permitted by its stated investment policies, a Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging, described above. If consistent with and permitted by its stated investment policies, a Fund may take long and short positions in foreign currencies in excess of the value of the Fund’s assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. A Fund may engage in currency transactions for hedging purposes as well as to enhance the Fund’s returns.

A non-deliverable forward transaction is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, a Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed-upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed. While forward foreign currency transactions are exempt from the definition of “swap” under the Commodity Exchange Act, non-deliverable forward transactions are not, and, thus, are subject to the jurisdiction of the CFTC.

Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the “premium,” but cannot lose more than this amount, plus related transaction costs. Thus, where a Fund is a holder of options contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or “writer.” If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer’s position. Options on currencies may be purchased in the OTC market between commercial entities dealing directly with each other as principals. In purchasing an OTC currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject a Fund to additional risk.

Risks. Currency transactions are subject to risks that are different from those of other portfolio transactions. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they may limit any potential gain which might result should the value of such currency increase. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in the settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available.

A Fund may take active positions in currencies, which involve different techniques and risk analyses than the Fund’s purchase of securities. Active investment in currencies may subject a Fund to additional risks, and the value of the Fund’s investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities. A Fund may take long and short positions in foreign currencies in excess of the value of the Fund’s assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. If a Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund’s volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund’s assets.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described above.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. If a Fund enters into a currency transaction, the Fund will “cover” its position as required by the 1940 Act.

Risks associated with entering into forward foreign currency contracts include the possibility that the market for forward foreign currency contracts may be limited with respect to certain currencies and, upon a contract’s maturity, the inability of a Fund to negotiate with the dealer to enter into an offsetting transaction. As mentioned above, forward foreign currency contracts may be closed out only by the parties entering into an offsetting contract. This creates settlement risk in forward foreign currency contracts, which is the risk of loss when one party to the forward foreign currency contract delivers the currency it sold but does not receive the corresponding amount of the currency it bought. Settlement risk arises in deliverable forward foreign currency contracts where the parties have not arranged to use a mechanism for payment-versus-payment settlement, such as an escrow arrangement. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward foreign currency contract market will always exist. These factors will restrict a Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, if a currency devaluation is generally anticipated, a Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward foreign currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward foreign currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward foreign currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS—Futures contracts (also called “futures”) provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made, and generally contracts are closed out prior to the expiration date of the contract.

A Fund may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by a Fund to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by a Fund to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the CFTC. Subject to its permitted investment strategies, a Fund may use futures contracts and related options for either hedging purposes or risk management purposes, or to gain exposure to currencies, as well as to enhance the Fund’s returns. Instances in which a Fund may use futures contracts and related options for risk management purposes include: (i) attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; (ii) attempting to minimize fluctuations in foreign currencies; (iii) attempting to gain exposure to a particular market, index or instrument; or (iv) other risk management purposes. A Fund may use futures contracts for cash equitization purposes, which allows the Fund to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position as required by the 1940 Act. A Fund may also “cover” its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high as or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also “cover” its long position in a futures contract by taking a short position in the instruments underlying the futures contract or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract. A Fund may “cover” its short position in a futures contract by taking a long position in the instruments underlying the futures contract or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract. A Fund may enter into agreements with broker-dealers which require the broker-dealers to accept physical settlement for certain futures contracts. If this occurs, the Fund would treat the futures contract as being cash-settled for purposes of determining the Fund’s coverage requirements.

A Fund may also “cover” its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also “cover” its sale of a call option by taking positions in instruments with prices that are expected to move relatively consistently with the call option. A Fund may “cover” its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also “cover” its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund’s use of futures contracts and options on futures contracts, including: (i) the success of a hedging strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures contracts. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

ILLIQUID SECURITIES—Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. If, subsequent to purchase, a security held by a Fund becomes illiquid, the Fund may continue to hold the security. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, a Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, the Adviser determines the liquidity of a Fund’s investments. In determining the liquidity of a Fund’s investments, the Adviser may consider various factors, including: (i) the frequency and volume of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INVESTMENT COMPANIES—Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and REITs, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. When a Fund invests in an affiliated or unaffiliated investment company, it will bear a pro rata portion of the investment company’s expenses in addition to directly bearing the expenses associated with its own operations. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market at a premium or discount to their NAV.

Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries.

Generally, the federal securities laws limit the extent to which investment companies can invest in securities of other investment companies. Subject to certain statutory, regulatory and other exceptions, a Fund is generally prohibited under Section 12(d)(1)(A) of the 1940 Act from acquiring the securities of another investment company if, as a result of such acquisition: (i) the Fund would own more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the Fund’s total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

A Fund may invest in other investment companies, including those managed by the Adviser, to the extent permitted by any rule under the 1940 Act or any interpretation thereunder or order granted by the SEC.

Exchange-Traded Funds. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An index-based ETF seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

LIBOR REPLACEMENT RISK—LIBOR, which is used extensively in the U.S. and globally as a benchmark or reference rate for various commercial and financial contracts, is expected to be discontinued. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, other investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

MONEY MARKET SECURITIES—Money market securities include: (i) short-term U.S. Government securities; (ii) custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (iii) commercial paper determined by the Adviser to be of the highest short-term credit quality at the time of purchase; (iv) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (v) repurchase agreements involving such securities. For a description of ratings, see Appendix A to this SAI.

NON-DIVERSIFICATION—The Nasdaq NexGen Economy ETF is a non-diversified investment company as defined in the 1940 Act, which means that a relatively high percentage of the Fund’s assets may be invested in the obligations of a limited number of issuers. The value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a RIC under the Code, which generally requires that the Fund be diversified (i.e., not invest more than 5% of its assets in the securities in any one issuer and not more than 10% of the outstanding voting securities of such issuer) as to 50% of its assets as described more fully in the “Taxes” section of this SAI. The Fund may become diversified and subsequently non-diversified, as defined under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS—Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Bank Notes. Bank notes are notes used to represent debt obligations issued by banks in large denominations.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and can normally be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid. Additional information about illiquid securities is provided under the section “Illiquid Securities” above.

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, a time deposit earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid. Additional information about illiquid securities is provided under the section “Illiquid Securities” above.

OPTIONS—A Fund may purchase and write put and call options on indexes and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period, or for certain types of options, at the conclusion of the option period or only at certain times during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period, or, for certain types of options, at the conclusion of the option period or only at certain times during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be “covered” as required by the 1940 Act.

Put and call options on indexes are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally rather than the price movements in individual securities. All options written on indexes or securities must be “covered” as required by the 1940 Act. Options on indexes may, depending on circumstances, involve greater risk than options on securities. Because stock index options are settled in cash, when a Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

A Fund may trade put and call options on securities, securities indexes and currencies, as the Adviser determines is appropriate in seeking to achieve the Fund’s investment objective, unless otherwise restricted by the Fund’s investment limitations.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of the acquisition of securities by the Fund.

A Fund may write (i.e., sell) “covered” call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. Certain Funds may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Fund. A call option is “covered” if a Fund either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indexes.

The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing a Fund’s total return. When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although a Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

When a Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option will generally expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation or futures commission merchant, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

REAL ESTATE INVESTMENT TRUSTS—REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS—A repurchase agreement is an agreement in which one party sells securities to another party in return for cash, with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. A Fund may enter into repurchase agreements with financial institutions. The Funds follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement at all times. The Adviser monitors compliance with this requirement as well as the ongoing financial condition and creditworthiness of the counterparty.

Under all repurchase agreements entered into by a Fund, the Fund’s custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss. A Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. At times, the investments of a Fund in repurchase agreements may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

RESTRICTED SECURITIES—Restricted securities are securities that may not be sold freely to the public without registration under the 1933 Act or an exemption from registration. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to a Fund’s limitation on investing in illiquid securities. The determination of whether a restricted security is illiquid is to be made by the Adviser pursuant to guidelines adopted by the Board. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the security, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(a)(2) commercial paper issued in reliance on an exemption from registration under Section 4(a)(2) of the 1933 Act, including, but not limited to, Rules 506(b) or 506(c) under Regulation D.

REVERSE REPURCHASE AGREEMENTS AND SALE-BUYBACKS—Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. At the time a Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

In a sale-buyback transaction, a Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback would typically be offset by earmarking on the books of the Fund or placing in a segregated account cash or liquid securities having a value equal to the amount of the Fund’s forward commitment to repurchase the underlying security.

RISKS OF CYBER-ATTACKS—As with any entity that conducts business through electronic means in the modern marketplace, a Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of Confidential Information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber-attacks affecting the Funds, the Adviser, a Fund’s distributor, custodian, transfer agent, or any other of a Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. There can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber-attacks or other information security breaches in the future. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund’s positions.

SECURITIES LENDING—A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 331/3% of the total asset value of the Fund (including the loan collateral). A Fund will not lend portfolio securities to the Adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

A Fund may pay a part of the interest earned from the investment of collateral or other fee to an unaffiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities, as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. Eaxh Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which may include fees payable to the lending agent, the borrower, the administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

A Fund may invest the cash received as collateral through loan transactions in other eligible securities, which may include shares of an affiliated or unaffiliated registered money market fund or of an affiliated or unaffiliated unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act to the extent required by the 1940 Act (see the “Investment Companies” section above). Money market funds may or may not seek to maintain a stable NAV of $1.00 per share. Investing the cash collateral subjects the Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

SHORT SALES—Short sales may be used by a Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A Fund may engage in short sales that are either “against the box” or “uncovered.” A short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short. Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Pursuant to its particular investment strategy, the Adviser may have a net short exposure in the Fund.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (i) earmark on the books of the Fund or place in a segregated account cash or liquid securities at such a level that the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) otherwise “cover” the Fund’s short position as required by the 1940 Act.

When a Fund sells securities short, it may use the proceeds from the sales to purchase long positions in additional equity securities that it believes will outperform the market or its peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on a Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS—Swaps are centrally-cleared or OTC derivative products in which two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations are generally equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks, including settlement risk, non-business day risk, the risk that trading hours may not align, and the risk of market disruptions and restrictions due to government action or other factors.

A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap (i) to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; (ii) to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; (iii) to hedge an existing position; (iv) to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or (v) for various other reasons.

A Fund may enter into credit default swaps as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as a buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly. For example, credit default swaps would increase credit risk by providing the Fund with exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap. Credit default swaps may in some cases be illiquid. Furthermore, the definition of a “credit event” triggering the seller’s payment obligations under a credit default swap may not encompass all of the circumstances in which the buyer may suffer credit-related losses on an obligation of a referenced entity.

A Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.

Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically, no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. A Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a “master agreement.” In some cases, options and forward contracts between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, a Fund would calculate the obligations of the swap agreements’ counterparties on a “net basis.” Consequently, a Fund’s current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the “net amount”). A Fund’s current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be “covered” as required by the 1940 Act.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in OTC markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Fund. This is true whether these derivative products are used to create additional risk exposure for a Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement a Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. A Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Fund, these derivative products are subject to risks related to the counterparty’s creditworthiness, in addition to other risks discussed in this SAI. If a counterparty defaults, a Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Fund may have contractual remedies under the swap agreement.

A Fund will enter into swaps only with counterparties that the Adviser believes to be creditworthy. In addition, a Fund will earmark on the books of the Fund or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement, or will otherwise “cover” its position as required by the 1940 Act.

The swap market is a relatively new market for which regulations are still being developed. The Dodd-Frank Act has substantially altered and increased the regulation of swaps. Swaps are broadly defined in the Dodd-Frank Act, CFTC rules and SEC rules, and also include commodity options and NDFs. Additionally, the Dodd-Frank Act divided the regulation of swaps between commodity swaps (such as swaps on interest rates, currencies, physical commodities, broad based stock indexes, and broad based credit default swap indexes), regulated by the CFTC, and security based swaps (such as equity swaps and single name credit default swaps), regulated by the SEC. The CFTC will determine which categories of swaps will be required to be traded on regulated exchange-like platforms, such as swap execution facilities, and which will be required to be centrally cleared. Cleared swaps must be cleared through futures commission merchants registered with the CFTC, and such futures commission merchants will be required to collect margin from customers for such cleared swaps. Additionally, all swaps are subject to reporting to a swap data repository. Dealers in swaps are required to register with the CFTC as swap dealers and are required to comply with extensive regulations regarding their external and internal business conduct practices, regulatory capital requirements, and rules regarding the holding of counterparty collateral. The SEC will be adopting parallel regulatory requirements applicable to security based swaps.

Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, may limit or restrict their use by a Fund, otherwise adversely affect their performance or disrupt markets. It is possible that developments in the swap market, including potential additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

TRACKING ERROR—The following factors may affect the ability of a Fund to achieve correlation with the performance of its Index: (i) Fund expenses, including brokerage fees (which may be increased by high portfolio turnover); (ii) the Fund holding less than all of the securities in the benchmark and/or securities not included in the benchmark; (iii) an imperfect correlation between the performance of instruments held by the Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (iv) bid-ask spreads (the effect of which may be increased by portfolio turnover); (v) the Fund holding instruments traded in a market that has become illiquid or disrupted; (vi) Fund share prices being rounded to the nearest cent; (vii) changes to the index tracked that are not disseminated in advance; (viii) the need to conform the Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements. In addition, the Adviser’s use of hedging techniques will generally cause a Fund’s performance to diverge from that of its respective index at times when hedges are employed.

U.S. GOVERNMENT SECURITIES—Examples of types of U.S. Government obligations in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the FHA, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Fannie Mae, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

Receipts. Receipts are interests in separately-traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry systems known as STRIPS and TRs.

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities; that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturities and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., Treasury bills, notes and bonds, and securities guaranteed by GNMA), others are supported by the right of the issuer to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that, in the event of a default prior to maturity, there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest neither extend to the value or yield of these securities nor to the value of a Fund’s shares.

INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Funds. The percentage limitations (except for the limitation on borrowing) set forth below will apply at the time of the purchase of a security and shall not be violated unless an excess or deficiency occurs, immediately after or as a result of a purchase of such security.

Fundamental Policies

The following investment limitations are fundamental policies of the Funds, which cannot be changed with respect to a Fund without the consent of the holders of a majority of the Fund’s outstanding shares. The term “majority of outstanding shares” means the vote of: (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

1.	The Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	Each Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Each Fund may not issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Each Fund may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Each Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Each Fund may not invest more than 25% of its assets in the securities of issuers in any single industry (except to the extent the Fund’s Index also is so concentrated), provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7.	Each of the Siren DIVCON Leaders Dividend ETF and Siren DIVCON Dividend Defender ETF may not, with respect to 75% of the Fund’s total assets, invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund.

Non-Fundamental Policies

Each Fund observes the following policies, which are not deemed fundamental and which may be changed by the Board without shareholder vote.

1.	Each Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets), provided that investment strategies that either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation.

2.	Each Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (including the loan collateral) would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

3.	Each Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

4.	Each Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

5.	None of the Siren DIVCON Leaders Dividend ETF, Siren DIVCON Dividend Defender ETF and Siren Nasdaq NexGen Economy ETF may change its policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the securities included in its Index without providing its shareholders with 60 days’ prior notice of such change.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the Fund. Each of the Siren DIVCON Leaders Dividend ETF and Siren DIVCON Dividend Defender ETF is a diversified investment management company.

The Siren Nasdaq NexGen Economy ETF is a non-diversified investment management company. This means that a relatively high percentage of such Fund’s assets may be invested in the obligations of a limited number of issuers. The value of the shares of such Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions.

Borrowing. The 1940 Act presently allows a Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 331/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a Fund may only make loans if expressly permitted by its investment policies. The Fund’s non-fundamental investment policy on lending is set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a Fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a Fund’s ability to invest in real estate, but does require that every fund have the Fundamental investment policy governing such investments. Each Fund has adopted the Fundamental policy that would permit direct investment in real estate. However, each Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Board.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker- dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor (as defined below), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters,” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Fund shares are reminded that, under Rule 153 of the 1933 Act, a prospectus-delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Funds’ prospectus under “Purchasing and Selling Fund Shares.” The discussion below supplements, and should be read in conjunction with, such section of the prospectus.

Shares are approved for listing and trading on the Exchange, subject to notice of issuance. Shares trade on the Exchange at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of a Fund will continue to be met.

The Exchange may consider the suspension of trading in, and may initiate delisting proceedings of, the shares of a Fund under any of the following circumstances: (i) if any of the continued listing requirements set forth in the Exchange rules are not continuously maintained; (ii) if the Exchange files separate proposals under Section 19(b) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any of the statements or representations regarding (a) the description of an underlying index, portfolio, or reference asset; (b) limitations on an underlying index or the Fund’s portfolio holdings or reference assets; or (c) the applicability of the Exchange listing rules specified in such proposals are not continuously maintained; (iii) if following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 record or beneficial owners of the shares of the Fund; (iv) if the value of the Fund’s underlying index or portfolio of securities on which the Fund is based is no longer calculated or available; or (v) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. If the Intraday Indicative Value of a Fund is not being disseminated as required by Exchange rules, the Exchange may halt trading during the day in which such interruption occurs. If the interruption persists past the trading day in which it occurred, the Exchange will halt trading in the Fund shares. The Exchange will remove the shares from listing and trading upon termination of the Fund. The Trust reserves the right to adjust the Fund share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the funds is the U.S. dollar. The base currency is the currency in which a Fund’s NAV per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Exchange.

THE ADVISER

General. SRN Advisors, LLC was founded in 2019 and is a Delaware limited liability company. The principal business address of the Adviser is 2600 Philmont Avenue, Suite 215, Huntingdon Valley, Pennsylvania 19006. The Adviser is controlled by Scott Freeze.

Advisory Agreement. The Trust and the Advisor have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser oversees the investment advisory services provided to the Funds.

The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

After its initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of each Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment and is terminable (i) at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of each Fund, or (ii) by the Adviser on not less than 30 days’ nor more than 60 days’ written notice to the Trust.

Management Fees. For these advisory services, the Adviser receives a fee, which is calculated daily and paid monthly at the following annual rates (shown as a percentage of the average daily net assets of each Fund):

Fund	Management Fee
Siren DIVCON Leaders Dividend ETF	0.43%
Siren DIVCON Dividend Defender ETF	0.85%
Siren Nasdaq NexGen Economy ETF	0.68%

The Adviser is responsible, under the Investment Advisory Agreement, for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Adviser is not responsible for, and the Funds will bear the cost of, interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, dividends and expenses associated with securities sold short, subject to any expense limitation agreements, extraordinary expenses, and fees and expenses paid by the Trust under any plan adopted pursuant to Rule 12b-1 under the 1940 Act.

With respect to the DIVCON Dividend Defender ETF, the Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep aggregate interest expenses on securities sold short (“Expenses Associated with Short Sales Transactions”) from exceeding 0.10% of the average daily net assets of the DIVCON Dividend Defender ETF, until the date that is two years from the date of the closing of the Reorganizations (the “Expense Limitation”). The Adviser may recover all or a portion of its fee reductions or expense reimbursements within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s Expenses Associated with Short Sales Transactions are below the Expense Limitation. This agreement may be terminated: (i) by the Board for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on the date that is two years from the date of the closing of the Reorganizations.

For the fiscal years ended October 31, 2017, 2018 and 2019, the Predecessor Funds paid the following investment advisory fees to the Predecessor Adviser:

Fund	Contractual Advisory Fees			Fees Waived by the Predecessor Adviser			Total Fees Paid to the Predecessor Adviser (After Waivers)
	2017	2018	2019	2017	2018	2019	2017	2018	2019
Predecessor Leaders Fund	$47,949	$184,354	$163,150	N/A	N/A	N/A	$47,949	$184,354	$163,150
Predecessor Defender Fund	$21,527	$47,764	$44,529	$0	$0	$0	$21,527	$47,764	$44,529
Predecessor NexGen Fund	N/A1	$593,433[2]	$500,071	N/A1	N/A	N/A	N/A1	$593,433[2]	$500,071

1	Not in operation during the period.

2	Reflects the period from January 17, 2018 (commencement of the Predecessor NexGen Fund’s operations) to October 31, 2018.

THE PORTFOLIO MANAGER

This section includes information about Scott Freeze, the Funds’ portfolio manager, including information about other accounts he manages, the dollar range of Fund shares he owns, and how he is compensated. The tables reflecting the dollar range of the portfolio manager’s “beneficial ownership” of shares of the Funds, if any, use dollar amount ranges established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Portfolio Manager Compensation. The portfolio manager is compensated by a combination of a fixed annual base salary and a discretionary bonus (cash and/or options) awarded on the overall performance of the firm, not specific to the Funds managed by him.

Fund Shares Owned by the Portfolio Manager. As of the date of this SAI, the portfolio manager did not own any shares of the Funds.

Other Accounts Managed by the Portfolio Manager. In addition to the Funds, the portfolio manager may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of July 17, 2020. None of these accounts are subject to a performance-based fee.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ([in millions])	Number of Accounts	Total Assets ([in millions])	Number of Accounts	Total Assets ([in millions])
Scott Freeze	1	$2.6 million	0	$0	0	$0

Conflicts of Interest. The portfolio manager’s management of “other accounts,” if any, may give rise to potential conflicts of interest in connection with the portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser has established policies and procedures designed to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR AND TRANSFER AGENT

General. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator” or the “Transfer Agent”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as administrator and transfer agent of the Trust.

Administration Agreement with the Trust. The Trust and the Administrator have entered into a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement (together, the “Administration Agreements”). Under the Administration Agreements, the Administrator provides the Trust with administrative, accounting and tax reporting services or employs certain other parties, including its affiliates, who provide such services, including the preparation and filing of federal and state tax returns, preparing and filing securities registration compliance filings with various states, compiling data for and preparing notices to the SEC, preparing financial statements for the annual and semi-annual reports to the SEC and current investors, monitoring the Funds’ expense accruals and performing securities valuations and, from time to time, monitoring the Funds’ compliance with their investment objectives and restrictions. As compensation for the services described above, the Adviser pays the Administrator a fee based on each Fund’s average daily net assets, subject to a minimum annual fee.

THE CUSTODIAN

U.S. Bank National Association (the “Custodian”), located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the Trust. As custodian, the Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

THE DISTRIBUTOR

The Trust and Foreside Financial Services, LLC (the “Distributor”), located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust’s shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Distributor, by the Board or by a majority of the outstanding shares of the Funds, upon 60 days’ written notice by either party.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[____], located at [____], serves as the Trust’s independent registered public accounting firm. [____] provides audit services, tax assistance and consultation in connection with review of SEC and IRS Filings.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and the Funds are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most ETFs, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that business.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time the fund’s primary service providers present the Board with information concerning the investment objective, strategies and risks of the fund, as well as the proposed investment limitations for the fund. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the Adviser, the Board will meet with the Adviser to review such services. Among other things, the Board considers the Adviser’s adherence to the Funds’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds’ investments.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer will provide the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report will address the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm will review with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board, in consultation with Fund management, also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are seven members of the Board, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Scott Freeze serves as Chairman of the Board. Michael J. Dillon, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The structure and operation of the Board is designed to facilitate the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and Governance Committee are each chaired by an independent Trustee and composed of all of the independent Trustees.

Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust.

Name, Address(1) and Age	Position with Trust and Length of Term(2)	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held in the Past 5 Years
Interested Trustees
Scott Freeze(4) (Born: 1970)	Trustee (since 2020)	Founder and President, Street One Financial, LLC, a trading firm, since 2009.	4	None.
William Hennessy(5) (Born: 1950)	Trustee (since 2020)	Executive Vice President of Acquisitions, Grafton Street Capital since 2012.	4	None.
Independent Trustees
Alexander Castillo (Born: 1988)	Trustee (since 2020)	Founder and President, Sandcastle Homecare since 2014.	4	None.
Michael J. Dillon (Born: 1969)	Trustee (since 2020)	Clinic Director, ATI Physical Therapy since 2004.	4	None.
Sonica Kearney (Born: 1972)	Trustee (since 2020)	Head of Access (US), Redburn (USA) LLC, a broker-dealer, since 2013. Head of HR (US), Redburn (USA) LLC from 2008 to 2018.	4	None.
Andrew Kushner (Born: 1971)	Trustee (since 2020)	President, Citrus Sales Corp. since 2014. President, All Beverage Corp. since 2004.	4	None.
Christopher R. Zapalski (Born: 1977)	Trustee (since 2020)	Accountant and Attorney, Zapalski Law since 2002.	4	None.

(1)	Unless otherwise noted, the business address of each Trustee is 2600 Philmont Avenue, Suite 215, Huntingdon Valley, Pennsylvania 19006.

(2)	Each Trustee shall serve until death, resignation or removal.

(3)	The term “Fund Complex” refers to the Trust.

(4)	Mr. Freeze may be deemed to be an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his affiliation with the Adviser.

(5)	Mr. Hennessy may be deemed to be an “interested” person of the Trust as that term is defined in the 1940 Act by virtue of his being a member of the immediate family of an affiliate of the Adviser.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of the Trustee’s ability to review and understand information about the Funds provided to the Trustee by management, to identify and request other information the Trustee may deem relevant to the performance of the Trustee’s duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise the Trustee’s business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on the Trustee’s own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Freeze should serve as Trustee because of the experience he gained in the financial services industry, including experience in various senior management positions with financial services firms, his founding of a trading firm, and his extensive knowledge of ETFs from both a trading and a product strategy standpoint.

The Trust has concluded that Mr. Hennessy should serve as Trustee because of the experience he gained in his leadership roles in the real estate investment industry.

The Trust has concluded that Mr. Castillo should serve as Trustee because of the business experience he gained as founder and president of a home care company, his past experience as chief analyst for an institutional investment consulting firm, and his general experience in and knowledge of the financial services industry.

The Trust has concluded that Mr. Dillon should serve as Trustee because of the business experience he gained through various leadership roles in the physical therapy industry, including his directorship of a large physical therapy clinic.

The Trust has concluded that Ms. Kearney should serve as Trustee because of the experience she gained in a variety of leadership roles with an independent equities broker, her managerial experience with an international investment management company, and her experience in and knowledge of the financial services industry.

The Trust has concluded that Mr. Kushner should serve as Trustee because of the business experience he gained as owner and president of several beverage companies and his managerial experience in the beverage industry.

The Trust has concluded that Mr. Zapalski should serve as Trustee because of the experience he gained serving as a private attorney, his background in tax law, and his experience as chair of the accounting department at a university.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

Board Standing Committees. The Board has established the following standing committees:

●	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Funds’ independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre- approving audit and non-audit services provided by the Funds’ independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing the Funds’ audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with the Funds’ independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Funds’ financial statements; and (ix) other audit related matters. Ms. Kearney and Messrs. Castillo, Dillon, Kushner and Zapalski currently serve as members of the Audit Committee. Mr. Zapalski serves as the Chairman of the Audit Committee. The Audit committee meets periodically, as necessary.

●	Governance Committee. The Board has a standing Governance Committee that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of “interested” Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Ms. Kearney and Messrs. Castillo, Dillon, Kushner and Zapalski currently serve as members of the Governance Committee. Mr. Kushner serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary.

Fund Shares Owned by Board Members. As of the date of this SAI, no Trustee owns shares of the Funds. As of the date of this SAI, the Trustees and the officers of the Trust own less than 1% of the outstanding shares of the Trust.

Board Compensation. The Trust anticipates paying the following compensation to the Trustees during the Trust’s initial fiscal period ending March 31, 2021:

Trustee	Aggregate Compensation from the Trust(1)	Total Compensation from the Fund Complex(2)
Interested Trustees
Scott Freeze	$0	$0
William Hennessy	$0	$0
Independent Trustees
Alexander Castillo	$4,000	$4,000
Michael J. Dillon	$4,000	$4,000
Sonica Kearney	$4,000	$4,000
Andrew Kushner	$4,000	$4,000
Christopher R. Zapalski	$4,000	$4,000

(1)	No Trustee is entitled to any deferred compensation, pension or retirement benefits payable by the Funds.

(2)	The term “Fund Complex” refers to the Trust.

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is 2600 Philmont Avenue, Suite 215, Huntingdon Valley, Pennsylvania 19006. The Treasurer and Chief Compliance Officer are the only officers who receives compensation from the Trust for their services.

Name and Age	Position with Trust and Length of Term(1)	Principal Occupations in Past 5 Years
Scott Freeze (Born: 1970)	President (since 2020)	Founder and President, Street One Financial, LLC, a trading firm, 2009 to Present.
Troy Statczar (2) (Born: 1971)	Treasurer (since 2020)	Senior Director, PFO Services, Foreside Fund Officer Services, LLC, January 2020 to Present; Director, Fund Administration, Thornburg Investment Management, April 2017 – June 2018; Director, U.S. Operations, Henderson Global Investors, July 2008 – April 2017 .
Michael Blaszczyk (Born: 1981)	Secretary (since 2020)	Sales Trader, Street One Financial, LLC, January 2014 to Present.
Nancy Tyminski(2) (Born: 1962)	Chief Compliance Officer (since 2020)	Director, Foreside Fund Officer Services, LLC, June 2019 – Present; Senior Due Diligence Officer, Foreside Financial Services, LLC, May 2015 – June 2019.

(1)	Each officer shall serve until death, resignation or removal.

(2)	The business address of Troy Statczar and Nancy Tyminski is Three Canal Plaza, Suite 100, Portland, ME 04101.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Rule 12b-1 Plan. The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) applicable to its shares. The Rule 12b-1 Plan provides a method of paying for distribution and shareholder services, which may help the Funds grow or maintain asset levels to provide operational efficiencies and economies of scale, provided by the Distributor or other financial intermediaries that enter into agreements with the Distributor. The Funds may make payments to financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Funds), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

No distribution fees are currently charged to the Funds, and there are no plans to impose these fees. However, in the event that Rule 12b-1 fees are charged in the future, because the Funds would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment in a Fund.

Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Purchasing and Selling Fund Shares.”

Depository Trust Company (“DTC”) acts as securities depository for the Funds’ shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and Financial Industry Regulatory Authority (“FINRA”). Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF CREATION UNITS

The Funds issue and redeem their shares on a continuous basis, at NAV, only in a large specified number of shares called a “Creation Unit.” The NAV of a Fund is determined once each business day, as described under “Determination of Net Asset Value.” The Creation Unit size for a Fund may change. Authorized Participants will be notified of such change. Creation Unit transactions may be made in-kind, for cash, or for a combination of in-kind assets and cash.

Purchase (Creation). The Trust issues and sells shares of the Funds only: in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). A “Business Day” with respect to the Funds is, generally, any day on which the NYSE is open for business.

Fund Deposit. The consideration for purchase of a Creation Unit of a Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, and the Cash Component (defined below), computed as described below or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the “Cash Component,” computed as described below. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component,” which may include a Dividend Equivalent Payment (as defined below), is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The “Dividend Equivalent Payment” enables a Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund (“Dividend Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for the Fund and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund may be changed from time to time with a view to the investment objective of the Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations. The composition of the Deposit Securities may also change in response to rebalancing adjustments, interest payments, corporate actions and adjustments to the weighting or composition of the component securities of a Fund’s underlying Index.

The Trust intends to require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security that is a TBA transaction. The amount of cash contributed will be equivalent to the price of the TBA transaction listed as a Deposit Security. As noted above, the Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, “non-standard orders”). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) if applicable, include or remove Deposit Securities from the basket in anticipation of Index rebalancing changes. The Trust also reserves the right to deviate from a representative selection of a Fund’s portfolio holdings as part of the Deposit Securities in accordance with the 1940 Act and applicable rules thereunder.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor, as facilitated via the Transfer Agent, to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, with respect to the fixed income, must have the ability to clear through the Federal Reserve System. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

All orders to purchase shares directly from a Fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange or the bond markets close earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), or through DTC (for corporate securities and municipal securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Funds is generally the second Business Day (“T+2”) after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the fund. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date per applicable instructions, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Fund	Order Type	Cutoff Time (Eastern Standard Time)
Siren DIVCON Leaders Dividend ETF	Standard	4:00 p.m.
Siren DIVCON Dividend Defender ETF	Standard	4:00 p.m.
Siren Nasdaq NexGen Economy ETF	Standard	4:00 p.m.

Issuance of a Creation Unit. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fees” will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units. The Trust reserves the absolute right to reject an order for Creation Units transmitted in respect of a Fund at its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation and Redemption Transaction Fees. A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Unless waived by a Fund in its sole discretion, Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. A Fund may adjust the transaction fee from time to time. An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

Fund	Creation/Redemption Transaction Fee*, **
Siren DIVCON Leaders Dividend ETF	$500
Siren DIVCON Dividend Defender ETF	$500
Siren Nasdaq NexGen Economy ETF	$500

*	From time to time, a Fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.

**	In addition to the transaction fees listed above, a Fund may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by the Fund with respect to that transaction.

Procedures for Redemption of Creation Units. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of securities designated by the Fund that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities. The identity and number of shares of the Fund Securities or the Cash Redemption Amount (defined below) may be changed from time to time with a view to the investment objective of a Fund.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, unless waived, and any applicable additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing: (i) the Trust will substitute a cash in lieu amount to replace any Fund Security that is a TBA transaction and the amount of cash paid out in such cases will be equivalent to the value of the TBA transaction listed as a Fund Security and (ii) at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities. The Trust also reserves the right to deviate from a representative selection of a fund’s portfolio holdings as part of the Fund Securities in accordance with the 1940 Act and applicable rules thereunder.

After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. With respect to in-kind redemptions of a Fund, the calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of Net Asset Value,” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of shares of the Fund are delivered to the Custodian (per applicable instructions) on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of shares of the Fund are not delivered on the Settlement Date (per applicable instructions) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing shares as set forth in the Participant Agreement (marked to market daily).

Fund	Order Type	Cutoff Time (Eastern Standard Time)
Siren DIVCON Leaders Dividend ETF	Standard	4:00 p.m.
Siren DIVCON Dividend Defender ETF	Standard	4:00 p.m.
Siren Nasdaq NexGen Economy ETF	Standard	4:00 p.m.

With respect to in-kind redemptions of a Fund, in connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form. Pursuant to applicable SEC rules, if the Fund Securities include a security, asset or other position issued by a foreign issuer that is traded on a trading market outside of the United States (“Foreign Investments”), and if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring Foreign Investments to redeeming Authorized Participants prevents timely delivery of the Foreign Investment in response to a redemption request, a Fund may postpone the date of satisfaction upon redemption for more than seven days after the tender of a Creation Unit if the Fund delivers the Foreign Investment as soon as practicable, but in no event later than 15 days after the tender of the Creation Unit. If the Authorized Participant has not made appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the Authorized Participant will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant fund next determined after the redemption request is received in proper form (minus, unless waived, a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Pursuant to the Participant Agreement, an Authorized Participant submitting a redemption request is deemed to make certain representations to the Trust regarding the Authorized Participant’s ability to tender for redemption the requisite number of fund shares. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and A Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Required Early Acceptance of Certain Orders. Notwithstanding the foregoing, as described in the Participant Agreement and/or the applicable order form, a Fund may require orders to be placed prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date’s NAV. The cut-off time to receive the trade date’s NAV will not precede the calculation of the NAV of a Fund’s shares on the prior Business Day. Orders to purchase shares of a Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed may not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day, as described in the Participant Agreement and the applicable order form.

DETERMINATION OF NET ASSET VALUE

The NAV of a Fund’s shares is calculated each day the NYSE is open for trading as of the close of regular trading on the NYSE, generally 4:00 p.m. New York time. NAV per share is calculated by dividing the Fund’s net assets by the number of Fund shares outstanding.

Equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on the primary exchange on which they are traded, or, if there is no such reported sale on the valuation date, valued at the mean between the most recent bid and asked quotations. Debt securities generally are valued based upon prices provided by an independent, third party pricing agent. Short-term debt securities with remaining maturities of sixty (60) days or less may be valued at (a) their amortized cost, which approximates fair market value, if it can be reasonably concluded at the time of each such valuation that the amortized cost value of the security is approximately the same as the security’s value determined in accordance with market-based factors, or (b) the price provided by an independent third party pricing agent. Non-exchange-traded derivatives, including OTC options, swap transactions and forward transactions, will normally be valued on the basis of quotations or equivalent indication of value supplied by an independent pricing service or major market-makers or dealers. Swaps and futures cleared through a central clearing house, if any, normally are valued at the settlement price established each day by the board of exchange on which they are traded. The Trust may use various third-party pricing services, or discontinue the use of any third-party pricing service, as determined by the Board from time to time.

Other portfolio securities and assets for which market quotations are not readily available or determined to not represent the current fair value are valued based on fair value as determined by a Fund in good faith in accordance with procedures adopted by the Board. When fair-value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Funds’ complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. The current Form N-PX for the Fund, when filed, may be obtained at no charge upon request by calling (866) 829-5457 or by visiting the SEC’s website at www.sec.gov.

TAXES

The following is a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that supplements the summary in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an individual retirement account (“IRA”), 401(k) or other tax-advantaged account.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to RICs, such as the Funds. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in the Funds.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Regulated Investment Company Status. Each Fund will seek to qualify and elect to be treated as a RIC under the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If a Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least an amount equal to the sum of 90% of the Fund’s net investment company taxable income for such year (including, for this purpose, dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses), computed without regard to the dividends-paid deduction, and at least 90% of its net tax-exempt interest income for such year, if any (the “Distribution Requirement”), and also must meet certain additional requirements. One of these additional requirements for RIC qualification is that each Fund must receive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities, foreign currencies, and net income from interests in qualified publicly traded partnerships (the “Qualifying Income Test”). A second requirement for qualification as a RIC is that each Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership; and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

If a Fund fails to satisfy the Qualifying Income Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular corporate income tax rate (currently set at 21%) without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. If a Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

Notwithstanding the Distribution Requirement described above, a Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed taxable income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year and 98.2% of its capital gain net income for the twelve months ended October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax will be considered to have been distributed. The Funds intend to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, but can make no assurances that all such tax liability will be entirely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RICs.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. The Funds are permitted to carry net capital losses forward indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Funds and may not be distributed as capital gains to shareholders. Generally, the Funds may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Funds experience an ownership change as defined in the Code.

Taxation of Shareholders. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distribution by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Subject to certain limitations and requirements, dividends reported by the Funds as qualified dividend income will be taxable to non-corporate shareholders at rates of up to 20%. In general, dividends may be reported by a Fund as qualified dividend income if they are paid from dividends received by the Fund on common and preferred stock of U.S. companies or on stock of certain eligible foreign corporations, provided that certain holding period and other requirements are met by the Fund with respect to the dividend-paying stocks in its portfolio. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States or in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund’s assets before it calculates the NAV) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in such Fund.

In the case of corporate shareholders, a Fund’s distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

A Fund’s participation in the lending of securities may affect the amount, timing, and character of distributions to its shareholders. If a Fund participates in a securities lending transaction and receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income for individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. A taxable shareholder may wish to avoid investing in a Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

If a Fund’s distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

Each Fund’s shareholders will be notified annually by the Fund (or by a shareholder’s broker) as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes. Shareholders who have not held Fund shares for a full year should be aware that the Fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the shareholder’s period of investment in the Fund.

Sales, Exchanges or Redemptions. A sale of shares or redemption of Creation Units in a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares have been held for more than 12 months, and short-term capital gain or loss if the shares are held for 12 months or less. However, if shares on which a shareholder has received a long-term capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of a Fund may limit the tax efficiency of the Fund. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s basis in the Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rule governing “wash sales” (for an Authorized Participant who does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less should be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the shares included in the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust on behalf of the Funds has the right to reject an order for a purchase of shares of a Fund if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of that Fund and if, pursuant to Section 351 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund issues Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units. Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

Medicare Tax. U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income.” This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (including capital gain distributions and capital gains realized on the sale of shares of a Fund or the redemption of Creation Units), among other categories of income, are generally taken into account in computing a shareholder’s net investment income.

Taxation of Fund Investments. Certain of a Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC Distribution Requirements and for avoiding excise taxes. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so. Each Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve its eligibility for treatment as a RIC.

If a Fund acquires any equity interest in certain foreign investment entities (a) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (b) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies” or “PFICs”), the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Pursuant to recently issued Treasury regulations, amounts included in income each year by a Fund arising from a QEF election, will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies. Each Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. A Fund may limit and/or manage their holdings in PFICs to limit its tax liability or maximize its return from these investments.

The Funds may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to any investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50 percent of the value of a Fund’s total assets at the close of any taxable year consists of certain foreign securities, then the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, the Fund (or your broker) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Backup Withholding. A Fund will be required in certain cases to withhold (as “backup withholding”) at a 24% withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to backup withholding; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien).

Foreign Shareholders. Any foreign shareholders in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period of periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A beneficial holder of shares who is a foreign person may be subject to foreign, state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment or fixed base maintained by the shareholder in the United States.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of REMICs, (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

A Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting. The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. If you purchased your shares through a broker, you should contact such broker to obtain information with respect to the available cost basis reporting methods and elections for your account.

State Taxes. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate excise, income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes.

The foregoing discussion is based on federal tax laws and regulations that are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of federal, state, local and foreign taxes.

BROKERAGE TRANSACTIONS

Brokerage Transactions. The Adviser assumes general supervision over placing orders on behalf of the Funds for the purchase and sale of portfolio securities. In selecting the brokers or dealers for any transaction in portfolio securities, the Adviser’s policy is to make such selection based on factors deemed relevant, including but not limited to the breadth of the market in the security; the price of the security; the reasonableness of the commission or mark-up or mark-down, if any; execution capability; settlement capability; back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. The Adviser does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

To the extent creation or redemption transactions are conducted on a cash or “cash in lieu” basis, a Fund may contemporaneously transact with broker-dealers for the purchase or sale of portfolio securities in connection with such transactions (see “Purchase and Redemption of Creation Units” herein). Such orders may be placed with an Authorized Participant in its capacity as broker-dealer or with an affiliated broker-dealer of such Authorized Participant. In such cases, the Fund will require such broker-dealer to achieve execution at a price that is at least as favorable to the Fund as the value of such securities used to calculate the Fund’s NAV. The broker-dealer may be required to reimburse the Fund for, among other things, any difference between the price (including applicable brokerage commissions, taxes and transaction costs) at which such securities were bought or sold and the value of such securities used to calculate the Fund’s NAV. This amount will vary depending on the quality of the execution and may be capped at amounts determined by the Adviser in its sole discretion.

For the fiscal years ended October 31, 2017, 2018 and 2019, the Predecessor Funds paid the following aggregate brokerage commissions on Fund transactions:

Fund	Aggregate Dollar Amount of Brokerage Commissions Paid
	2017	2018	2019
Predecessor Leaders Fund	$557	$2,243	$6,039
Predecessor Defender Fund	$370	$749	$855
Predecessor NexGen Fund	N/A1	$43,582[2]	$9,888

1	Not in operation during the period.

2	Reflects the period from January 17, 2018 (commencement of the Predecessor NexGen Fund’s operations) to October 31, 2018.

When one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Funds or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser may purchase new issues of securities for clients, including the Funds, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended October 31, 2019, the Predecessor Funds did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to the Predecessor Adviser.

Portfolio Turnover Rates. Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which a Fund may invest since such contracts generally have remaining maturities of less than one-year. A Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

For the fiscal years ended October 31, 2018 and 2019, the portfolio turnover rates for the Predecessor Funds were as follows:

Fund	Portfolio Turnover Rates
	2018	2019
Predecessor Leaders Fund	0.26%	65.52%
Predecessor Defender Fund	36.94%	57.30%
Predecessor NexGen Fund	31.18%[1]	20.72%

1	Reflects the period from January 17, 2018 (commencement of the Predecessor NexGen Fund’s operations) to October 31, 2018.

Significant variations in the portfolio turnover rates of the Predecessor Leaders Fund and Predecessor Defender Fund are due to the market trades of the holdings when rebalancing in December 2018; the prior year in-kind creation/redemptions for rebalancing were performed.

Brokerage with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by a Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2017, 2018 and 2019, the Predecessor Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) that each Fund held during its most recent fiscal year. During the fiscal year ended October 31, 2019, the Predecessor Funds did not hold any securities of their “regular brokers and dealers.”

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy. A Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the NSCC. The basket represents one Creation Unit of a Fund. The Trust and the Adviser will not disseminate non-public information concerning the Trust, except information may be made available prior to its public availability: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Funds, including: (a) a service provider, (b) to the Exchange, (c) the NSCC, (d) the DTC, and (e) financial data/research companies such as Morningstar, Bloomberg L.P., and Reuters, or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception, with the consent of an applicable Trust officer.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds. Each share issued by a Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to a Fund, and in the net distributable assets of the Fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund or if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Each share held entitles the shareholder of record to one vote. As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least two-thirds (2/3) of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Prospectus or SAI states that an investment limitation or the Fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of a Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

Following the creation of the initial Creation Unit(s) of shares of a Fund and immediately prior to the commencement of trading in the Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. A Fund cannot accurately predict the length of time for which one or more shareholders may remain a control person or persons of the Fund.

Any fund may reorganize or merge with one or more other funds or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any fund.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, including transactions in shares of the Funds and securities that may be purchased or held by the Funds, but are required to report, and in certain cases obtain pre-approval of, their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Because the Funds are new, as of the date of this SAI, the Fund did not have any princispal shareholders or control persons to report.

APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Rating Group (“S&P”), and Fitch Ratings (“Fitch”), respectively.

DESCRIPTION OF MOODY’S GLOBAL RATINGS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

● The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on a financial obligation in accordance with the terms of the obligation;

● The nature of and provisions of the financial obligation; and the promise S&P imputes; and

● The protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

● Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

● Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted ‘NR.’

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

SRN ADVISORS, LLC

Proxy Voting Policies and Procedures

Background

An investment adviser has a duty of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients. The Company will adhere to Rule 206(4)-6 of the Advisers Act and all other applicable laws and regulations in regard to the voting of proxies.

Policies and Procedures

The Company has the authority to vote proxies with respect of securities in client accounts ("Client Securities") over which the Company has voting discretion. In such cases, the Company will cast proxy votes in a manner that is consistent with the best interests of the Company's clients. These policies and procedures are designed to deal with the complexities which may arise in cases where the Company’s interests conflict or appear to conflict with the interests of its clients and to communicate to clients the methods and rationale whereby the Company exercises proxy authority. This document is available to any client upon request. The Company will also make available the record of the Company’s votes promptly upon request.

Unless contractually obligated to vote in a certain manner, the Company will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision-making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where the Company deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. The Company may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it deems necessary to help reach informed decisions.

The CCO is responsible for monitoring the effectiveness of this policy.

The Company generally will monitor proposed corporate actions and proxy issues regarding client securities and may take any of the following actions based on the best interests of its clients: (i) determine how to vote the proxies; (ii) abstain; or (iii) follow the recommendations of an independent proxy voting service in voting the proxies.

In general, the Company will determine how to vote proxies based on reasonable judgment of the vote most likely to produce favorable financial results for its clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management, and maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect. The Company will always consider both sides of each proxy issue.

B-1

Non-Voting of Proxies

The Company will generally not vote proxies in the following situations:

●	Proxies are received for equity securities where, at the time of receipt, the Company’s position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an “immaterial position”); or

●	Proxies are received for equity securities where, at the time of receipt, the Company’s clients no longer hold that position.

Management Proposals

Absent good reason to the contrary, the Company will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

The Company will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which the Company will generally vote along with company management include: appointment of auditors; fees paid to board members; and change in the board structure. The Company will generally vote along with management as long as the proposal does not: i) measurably change the structure, management, control or operations of the company; ii) measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.

Non-Routine Matters

Non-routine matters include such things as:

●	Amendments to management incentive plans;

●	The authorization of additional common or preferred stock;

●	Initiation or termination of barriers to takeover or acquisition;

●	Mergers or acquisitions;

●	Changes in the state of incorporation;

●	Corporate reorganizations;

●	Term limits for board members; and

●	“Contested” director slates.

In non-routine matters, the Company will attempt to be generally familiar with the questions at issue. Non-routine matters will be voted on a case-by-case basis given the complexity of many of these issues.

Processing Proxy Votes

The CCO will be responsible for determining whether each proxy is for a “routine” matter, as described above, and whether the policy and procedures set forth herein actually address the specific issue. For proxies that are not clearly “routine”, the Company, in conjunction with the CCO, will determine how to vote each such proxy by applying these policies and procedures.

B-2

Upon making a decision, the proxy will be executed and returned for submission to the issuer. The Company’s proxy voting record will be updated at the time the proxy is submitted.

An independent proxy voting advisory and research firm may be appointed as a “Proxy Service” for voting the Company’s proxies after approval by the CCO.

Conflicts of Interest

Conflicts of interest between the Company or a principal of the Company and the Company’s clients with respect to a proxy issue conceivably may arise, for example, from personal or professional relationships with an issuer or with the directors, candidates for director, or senior executives of an issuer.

Potential conflicts of interest between the Company and its clients may arise when the Company’s relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of the Company’s clients.

If the issue is specifically addressed in these policies and procedures, the Company will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these policies and procedures and an apparent or actual conflict exists, the Company shall either: i) delegate the voting decision to an independent third party; ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or iii) obtain approval of a voting decision from the Company’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, the Company will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

1.	The Company may disclose the existence and nature of the conflict to the client(s) owning the securities, and seek directions on how to vote the proxies;

2.	The Company may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different client securities in a competitive merger situation); or

3.	The Company may follow the recommendations of an independent proxy voting service in voting the proxies.

Disclosure to Clients

A summary of the Company’s proxy voting policy will be included in the Company’s Disclosure Brochure. The full text of the Company’s proxy voting policy will be provided to clients upon request.

Class Action Lawsuits

From time to time, securities held in the accounts of clients will be the subject of class action lawsuits. The Company has no obligation to determine if securities held by the client are subject to a pending or resolved class action lawsuit. It also has no duty to evaluate a client’s eligibility or to submit a claim to participate in the proceeds of a securities class action settlement or verdict. Furthermore, the Company has no obligation or responsibility to initiate litigation to recover damages on behalf of clients who may have been injured because of actions, misconduct, or negligence by corporate management of issuers whose securities are held by clients.

B-3

Where the Company receives written or electronic notice of a class action lawsuit, settlement, or verdict directly relating to a client account, it will forward all notices, proof of claim forms, and other materials, to the client. Electronic mail is acceptable where appropriate if the client has authorized contact in this manner.

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PART C: OTHER INFORMATION

Item 15. Indemnification:

Please see Article IX of the Registrant’s Agreement and Declaration of Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suite or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 16.	Exhibits

(1)(a)	Certificate of Trust of Siren ETF Trust (the “Registrant”) filed as Exhibit 28(a)(1) to the Registrant’s Initial Registration Statement on Form N-1A, filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001398344-19-022594 on December 17, 2019 (the “Initial Registration Statement”) is incorporated herein by reference.

(1)(b)	Registrant’s Agreement and Declaration of Trust filed as Exhibit 28(a)(2) to the Initial Registration Statement is incorporated herein by reference.

(2)	Registrant’s By-Laws filed as Exhibit 28(b) to the Initial Registration Statement are incorporated herein by reference.

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Appendix B to the Proxy Statement/Prospectus included in this Registration Statement on Form N-14.

(5)	See Article IV of the Registrant’s Agreement and Declaration of Trust, filed as Exhibit 28(a)(2) to the Initial Registration Statement which is incorporated herein by reference.

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(6)(a)	Investment Advisory Agreement between the Registrant and SRN Advisors, LLC filed as Exhibit 28(d) to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC via EDGAR Accession No. 0001398344-20-014780 on July 31, 2020 is incorporated herein by reference.

(6)(b)	Form of Expense Limitation Agreement between the Registrant and SRN Advisors, LLC is filed herewith.

(7)	Distribution Agreement between the Registrant and Foreside Financial Services, LLC (the “Distributor”) filed as Exhibit (e)(1) to Pre-Effective Amendment No. 2 to the Registrant’s Initial Registration Statement, filed with the SEC via EDGAR Accession No. 0001398344-20-012643 on June 19, 2020 is incorporated herein by reference.

(8)	Not Applicable.

(9)	Custodian Agreement between the Registrant and U.S. Bank National Association filed as Exhibit (g) to Pre-Effective Amendment No. 2 to the Registrant’s Initial Registration Statement, filed with the SEC via EDGAR Accession No. 0001398344-20-012643 on June 19, 2020 is incorporated herein by reference.

(10)	Distribution and Service Plan filed as Exhibit (m) to Pre-Effective Amendment No. 1 to the Registrant’s Initial Registration Statement, filed with the SEC via EDGAR Accession No. 0001398344-20-008064 on April 16, 2020 is incorporated herein by reference.

(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP regarding the validity of the shares to be issued by the Registrant is filed herewith.

(12)	Form of Opinion of Morgan, Lewis & Bockius LLP regarding certain tax matters is filed herewith.

13(a)	Administration Agreement between the Registrant and U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services (“USBFS”) filed as Exhibit (h)(1) to Pre-Effective Amendment No. 2 to the Registrant’s Initial Registration Statement, filed with the SEC via EDGAR Accession No. 0001398344-20-012643 on June 19, 2020 is incorporated herein by reference.

(13)(b)	Transfer Agency Agreement between the Registrant and USBFS filed as Exhibit (h)(2) to Pre-Effective Amendment No. 2 to the Registrant’s Initial Registration Statement, filed with the SEC via EDGAR Accession No. 0001398344-20-012643 on June 19, 2020 is incorporated herein by reference.

13(c)	Accounting Agreement between the Registrant and USBFS filed as Exhibit (h)(3) to Pre-Effective Amendment No. 2 to the Registrant’s Initial Registration Statement, filed with the SEC via EDGAR Accession No. 0001398344-20-012643 on June 19, 2020 is incorporated herein by reference.

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13(d)	CCO and AMLO Agreement between the Registrant and Foreside Fund Officer Services, LLC (“FFOS”) filed as Exhibit (h)(4) to Pre-Effective Amendment No. 1 to the Registrant’s Initial Registration Statement, filed with the SEC via EDGAR Accession No. 0001398344-20-008064 on April 16, 2020 is incorporated herein by reference.

13(e)	PFO/Treasurer Agreement between the Registrant and FFOS filed as Exhibit (h)(5) to Pre-Effective Amendment No. 1 to the Registrant's Initial Registration Statement, filed with the SEC via EDGAR Accession No. 0001398344-20-008064 on April 16, 2020 is incorporated herein by reference.

(14)(a)	Consent of Cohen & Company, Ltd. is filed herewith.

(14)(b)	Consent of Morgan, Lewis & Bockius LLP is filed herewith.

(15)	Not Applicable.

(16)	Powers of Attorney for William Hennessy, Alexander Castillo, Michael J. Dillon, Sonica Kearney, Andrew Kushner and Christopher Zapalski are filed herewith.

(17)(a)	Form of Proxy Card is filed herewith.

(17)(b)	Prospectus dated February 28, 2020 for the Reality Shares ETF Trust (the “Target Trust”), with respect to the Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF and Reality Shares Nasdaq NexGen Economy ETF (the “Target Funds”)(the “Target Funds Prospectus”), and the Statement of Additional Information dated February 28, 2020 for the Target Trust, with respect to the Target Funds (the “Target Funds SAI”), are incorporated herein by reference to Post-Effective Amendment No. 28 to the Target Trust’s Registration Statement on Form N-1A (File No. 333-192288) filed with the SEC via EDGAR on February 28, 2020, Accession No. 0001104659-20-027130.

(17)(c)	Supplement dated April 20, 2020 to the Target Funds Prospectus and Target Funds SAI is incorporated herein by reference to the definitive materials filed with the SEC via EDGAR on April 20, 2020 pursuant to Rule 497 under the 1933 Act (File No. 333-192288), Accession No. 0001104659-20-048688.

(17)(d)	The audited financial statements and related report of the independent registered public accounting firm included in the Target Trust’s Annual Report to Shareholders for the fiscal year ended October 31, 2019, with respect to the Target Funds, is incorporated herein by reference to the Annual Certified Shareholder Report on Form N-CSR (File No. 811-22911) filed with the SEC via EDGAR on January 9, 2020, Accession No. 0001104659-20-002324.

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(17)(e)	The unaudited financial statements included in the Target Trust’s Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2020, is incorporated herein by reference to the Semi-Annual Certified Shareholder Report on Form N-CSRS (File No. 811-23091) filed with the SEC via EDGAR on July 1, 2020, Accession No. 0001104659-20-079565.

(17)(f)	Prospectus and Statement of Additional Information each dated July 31, 2020 for the Registrant, is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 333-235544), filed with the SEC via EDGAR on July 31, 2020, Accession No. 0001398344-20-014780.

Item 17. Undertakings:

(1) The undersigned Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, opinions of counsel supporting the tax consequences of the Reorganizations within a reasonably prompt time after receipt of such opinions.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the Registrant, in the City of Huntingdon Valley, Commonwealth of Pennsylvania on the 7th day of August, 2020.

SIREN ETF TRUST
By:	/s/ Scott Freeze
Scott Freeze
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement on Form N-14 has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ Scott Freeze	Trustee	August 7, 2020
Scott Freeze

*	Trustee	August 7, 2020
Alexander Castillo

*	Trustee	August 7, 2020
Michael J. Dillon

*	Trustee	August 7, 2020
William Hennessy

*	Trustee	August 7, 2020
Sonica Kearney

*	Trustee	August 7, 2020
Andrew Kushner

*	Trustee	August 7, 2020
Christopher Zapalski
/s/ Scott Freeze	President and Principal Executive Officer	August 7, 2020
Scott Freeze
/s/ Troy Statczar	Treasurer and Principal Financial Officer	August 7, 2020
Troy Statczar

*By:	/s/ Scott Freeze
Scott Freeze
Attorney-in-Fact

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EXHIBIT INDEX

Exhibit Number	Description
(6)(b)	Form of Expense Limitation Agreement between the Registrant and SRN Advisors, LLC
(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP regarding the validity of the shares to be issued by the Registrant
(12)	Form of Opinion of Morgan, Lewis & Bockius LLP regarding certain tax matters
(14)(a)	Consent of Cohen & Company, Ltd.
(14)(b)	Consent of Morgan, Lewis & Bockius LLP
(16)	Powers of Attorney for William Hennessy, Alexander Castillo, Michael J. Dillon, Sonica Kearney, Andrew Kushner and Christopher Zapalski
(17)(a)	Form of Proxy Card

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